 McCORMICK & COMPANY, INCORPORATED - DEF 14A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

McCORMICK & COMPANY, INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

McCORMICK & COMPANY, INCORPORATED

24 Schilling Road, Suite 1, Hunt Valley, Maryland 21031

Lawrence E. Kurzius

Chairman, President and
Chief Executive Officer

February 17, 2022

“We are confident that with our broad and advantaged flavor portfolio, our robust operating momentum and effective growth strategies we will continue to drive growth and build value for our shareholders.”

I am pleased to invite you to attend the Annual Meeting of Stockholders to be held on Wednesday, March 30, 2022 at 10:00 a.m. In light of the continuing public health concerns regarding the coronavirus pandemic, the Annual Meeting will again be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically.

Prior to the meeting, I encourage you to review the Company’s Annual Report to Stockholders for the 2021 fiscal year.

We envision a world united by flavor where healthy, sustainable and delicious go hand in hand. Delivering top-tier financial results while doing what’s right remains a top priority. With our overarching focus on growth, performance and people, we are confident we will continue to build long-term shareholder value while accelerating growth for a purpose-driven future.

•
Growth – McCormick is a global leader in flavor. Our broad and advantaged global flavor portfolio ideally positions us to fully meet the rising demand for flavor around the world. The breadth and reach of our portfolio across segments, geographies, channels, customers and product offerings creates a balanced portfolio to drive growth and consistency in our performance. It gives us significant flexibility to adapt to changing conditions, wherever they may arise. The combination of the breadth and reach of our global flavor portfolio, our alignment with consumer trends, and our robust and relevant growth strategies positions us well for continued growth.

•
Performance – Our 2021 operating performance, amidst a dynamic environment, proves the strength of our business model and the value of our products and capabilities. We drove record sales growth, as well as operating income and earnings per share growth by executing on our long-term strategies while remaining forward looking in the challenging global environment. At the end of 2021, a 9% increase to the quarterly dividend was authorized, marking our 36th consecutive year of dividend increases. We are proud to be a dividend aristocrat having paid dividends every year for the past 97 years.

•
People – Our high-performance culture is rooted in our fundamental values of integrity, fairness, mutual respect, teamwork, and innovation and engages all employees through our multiple management philosophy of encouraging participation and inclusion. This past year, our employees have done a tremendous job navigating the volatile environment to ensure that we emerged stronger. With their agility, teamwork and passion for flavor, our employees drive our momentum and success.

McCormick’s Board of Directors and leadership team continue to direct our strategy and set our course for growth.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote your shares via the internet, by telephone, or by signing and returning the proxy card so that your shares are represented at the meeting.

Thank you for your continued confidence in our Company. I look forward to your participation at the meeting.

Best regards,

March 30, 2022

10:00 a.m.

Virtual Annual Meeting:
www.virtualshareholdermeeting.com/MKC2022

NOTICE
of Annual Meeting of Stockholders

In light of the continuing public health concerns regarding the coronavirus pandemic, the Annual Meeting of Stockholders (the “Annual Meeting”) of McCormick & Company, Incorporated (“McCormick”) will again be held in a virtual meeting format only at 10:00 a.m. on March 30, 2022, for the purpose of considering and acting upon:
1.	the election of directors from the nominees named in the proxy statement to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;
2.	the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of McCormick to serve for the 2022 fiscal year;
3.	the approval, on a non-binding advisory basis, of McCormick’s Named Executive Officer compensation for fiscal 2021 (a “say-on-pay” vote);
4.	the approval of the 2022 Omnibus Incentive Plan, which is attached as Exhibit A to the Proxy Statement and has been adopted by the Board of Directors, subject to the approval of the stockholders; and
5.	any other matters that may properly come before such meeting or any adjournments thereof.

February 17, 2022 Jeffery D. Schwartz Vice President, General Counsel & Secretary

The Board of Directors has fixed the close of business on December 31, 2021, as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Only holders of Common Stock (NYSE Ticker Symbol: MKC.V) are entitled to vote. Holders of Common Stock Non-Voting (NYSE Ticker Symbol: MKC) may not vote but are welcome to virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/MKC2022. You may view the Annual Meeting by registering as a guest with your name and email address, but if you want to ask questions and/or vote at the Annual Meeting then you will also need to enter the control number found on your proxy card, voting instruction form, or the enclosed notice.

If you are a holder of Common Stock, a proxy card is enclosed. Please vote your proxy promptly by internet, telephone or by mail as directed on the proxy card in order that your stock may be voted at the Annual Meeting.

You may revoke your proxy at any time before it is voted by submitting a later dated proxy card or by subsequently voting via internet or telephone or by attending the Annual Meeting virtually and voting using the instructions provided at www.virtualshareholdermeeting.com/MKC2022.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 30, 2022:

The proxy statement and McCormick’s Form 10-K for the 2021 fiscal year are available at www.proxyvote.com. These materials are also available on McCormick’s Investor Relations website at ir.mccormick.com under “Resources.”	By Internet Prior to the Annual Meeting, vote your shares online at www.proxyvote.com. During the Annual Meeting, vote your shares online at www.virtualshareholdermeeting. com/MKC2022.	By Telephone Vote your shares by calling 1-800-690-6903.	By Mailing Your Proxy Card Vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the postage- paid envelope.

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Proxy Summary

This summary highlights selected information contained in this proxy statement. It does not contain all the information you should consider and as such we urge you to carefully read the proxy statement in its entirety prior to voting. For additional information, please review the Company’s Annual Report to Stockholders for the 2021 fiscal year.

Select Business Highlights for 2021

Strong financial performance	In 2021, net sales grew 13%, including a 2% favorable impact from foreign currency, along with operating income and earnings per share growth.
Increased stockholder return	We returned $363 million of cash to our stockholders through dividends this year, an increase of 10% from 2020, and we generated 15% total annual stockholder return for the past 5-year period.
36 years of uninterrupted dividend increases	We have paid dividends every year since 1925 and have increased our dividend in each of the past 36 years, placing McCormick among the S&P 500’s Dividend Aristocrats. In 2021, our dividend paid reached $1.36 per share. At the end of 2021 our Board of Directors authorized a 9% increase in the quarterly dividend continuing our long history of returning cash to stockholders.

Executive Compensation and Performance Alignment Summary

Our pay-for performance philosophy requires that a substantial portion of each executive’s total compensation should be performance-based and dependent on the achievement of stretch financial performance goals over both the short-and long-term. We pay for performance and the retention of key talent with the guiding principal that our financial performance goals should be drivers of stockholder value over both the short-and long-term.

Our executive compensation programs are aligned with our strategy and performance, and include an annual performance-based incentive program and a Long-Term Incentive Plan (“LTIP”).

Our annual incentive is based on a formula that includes adjusted EPS growth, net sales and adjusted operating income growth, adjusted for working capital charges and currency impact.

As part of our LTIP, performance-based awards are made under the Long-Term Performance Plan (“LTPP”). Cumulative net sales growth is the primary metric that determines the earned share awards under the LTPP with relative TSR modifying the total payout. Cumulative net sales represents the cumulative growth rate for continuing operations over a three-year period, adjusted for items including foreign currency and the incremental sales impact from acquisitions. Cumulative net sales growth exceeded the three-year target of 9% for the most recently completed LTPP cycle, which places McCormick in the top quartile of the Peer Group. In addition, relative TSR for the three year period was 17.5% placing McCormick in the middle of the Peer Group. Payouts of awards under the LTPP are paid entirely in shares to provide enhanced shareholder alignment.

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Our three-year performance for relative TSR and cumulative sales growth, which are metrics tied to our LTPP, and one year adjusted EPS growth, which is a metric in our annual incentive, all exceeded set targets.

17.5% 3 YEAR TOTAL SHAREHOLDER RETURN	15.3% 3 YEAR CUMULATIVE SALES GROWTH	6.4% 1 YEAR ADJUSTED EPS GROWTH

For purposes of demonstrating the alignment of CEO pay with company performance, three elements of direct compensation are included in CEO Paid Compensation on the graph below – 1) Base salary, 2) Annual incentive earned, 3) Stock (based on the market value on the vesting date) earned at the end of the three-year LTPP cycle, which began on December 1, 2018 and ended on November 30, 2021. Total compensation, including the value of pension changes, stock option grants, restricted stock unit grants and all other compensation for all Named Executive Officers, can be found in the Summary Compensation Table on page 49. The adjusted EPS growth referenced herein is a financial measure used as a performance target included in our fiscal 2021 annual incentive and is calculated to exclude certain items required under United States generally accepted accounting principles. Please see page 42 of our Compensation Discussion and Analysis for additional information concerning this performance target.

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DIRECTOR HIGHLIGHTS

6
NEW BOARD MEMBERS SINCE 2015

4
FEMALE DIRECTORS

AGE

2	4	5
50-59	60-64	65+

TENURE IN YEARS

3	4	4
0-5	6-10	11+

ANNE L. BRAMMAN
Age: 54
Director since 2020
Commitees: ●

MICHAEL A. CONWAY
Age: 55
Director since 2015
Commitees: ●

LAWRENCE E. KURZIUS
Age: 63
Director since 2015
Commitees:
None

PATRICIA LITTLE
Age: 61
Director since 2010
Commitees: ●

MICHAEL D. MANGAN
★★★
Age: 65
Director since 2007
Commitees: ● ●

MARITZA G. MONTIEL
Age: 70
Director since 2015
Commitees: ◉

GARY M. RODKIN
Age: 69
Director since 2017
Commitees: ●

JACQUES TAPIERO
Age: 63
Director since 2012
Commitees: ●

W. ANTHONY VERNON
Age: 65
Director since 2017
Commitees: ◉

★★★ **Lead Director**

DIRECTOR EXPERIENCE

Experience	Directors
Senior executive experience (e.g., CEO, COO, CFO) at a publicly traded multinational company	9
Enhances the diversity of the Board (e.g., gender, race, ethnicity, & culture)	7
Governmental experience; regulatory expertise	6
Consumer marketing experience, or a particular knowledge of the food industry	7
Strategic leadership at a large, complex, organization	11
Merger, acquisition and/or joint venture expertise	8
General management experience in international operations	10
High level of financial literacy	11
Experience in aligning compensation with organizational strategy and performance	10

DIRECTOR DIVERSITY

	Anne L. Bramman	Michael A. Conway	Freeman A. Hrabowski, III	Lawrence E. Kurzius	Patricia Little	Michael D. Mangan	Maritza G. Montiel	Margaret M.V. Preston	Gary M. Rodkin	Jacques Tapiero	W. Anthony Vernon
Demographics											
Race/Ethnicity and National Origin											
African American		●	●								
Asian / Pacific Islander											
White / Caucasian	●			●	●	●		●	●	●	●
Hispanic / Latino							●				
Native American											
Non-U.S. National Origin							●			●	
Gender											
Male		●	●	●		●			●	●	●
Female	●				●		●	●			
Board Tenure											
Years	2	7	25	7	12	15	7	19	5	10	5

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Selected Definitions

The following terms are used in the proxy statement and have the meanings noted:

Earnings Per Share (EPS) – calculated as net income divided by the total of the average number of shares of common stock and common stock equivalents (e.g., stock options) outstanding.

Exchange Act – the Securities Exchange Act of 1934, as amended.

Market Group – those consumer products companies listed under “How We Determined Executive Compensation for Fiscal 2021.” The Compensation and Human Capital Committee of the Board of Directors reviews the executive compensation programs of these companies to aid in making compensation decisions for each position occupied by McCormick’s executive officers, including its Named Executive Officers.

Named Executive Officers – individuals who served as the Chief Executive Officer (“CEO”) and the Chief Financial Officer (“CFO”) during the last fiscal year, the Company’s three most highly compensated executive officers, other than the CEO and CFO, who were serving as executive officers at the end of the last completed fiscal year, and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of the last completed fiscal year. In this proxy statement, our Named Executive Officers consist of Lawrence E. Kurzius, Michael R. Smith, Brendan M. Foley, Jeffery D. Schwartz, and Malcolm Swift.

Non-Qualified Stock Option – an award that allows the holder, after the award vests, to purchase shares of stock at a specified exercise price. Non-qualified stock options do not qualify for special tax treatment under Sections 422 or 423 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Peer Group – those manufacturers of food and other products also listed under “How We Determined Executive Compensation for Fiscal 2021.” The Compensation and Human Capital Committee establishes the financial performance targets used by McCormick for its performance-based incentive plans based on an analysis of the financial performance of the Peer Group companies because they are companies with whom we compete for equity investors.

Record Date – the date established by the Board of Directors for determining the stockholders eligible for notice of, and to vote at, the Annual Meeting of Stockholders. The Record Date for the 2022 Annual Meeting of Stockholders is December 31, 2021.

Restricted Stock Unit (RSU) – an award equal in value to, and payable in, a share of company stock. Company stock is not issued at the time of the grant, but generally is issued shortly after the recipient of the RSU satisfies the vesting requirements. Dividends and voting rights begin only upon issuance of the underlying stock.

Total Stockholder Return (TSR) – calculated as stock price appreciation over a given period of time plus dividends paid on the stock over the same time period.

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Proxy Statement

General Information

This proxy statement is furnished on or about February 17, 2022 to the holders of Common Stock in connection with the solicitation by the Board of Directors of McCormick of proxies to be voted at the 2022 Annual Meeting of Stockholders or any adjournments thereof.

The shares represented by all proxies received will be voted in accordance with the instructions contained in the proxies. Any proxy given may be revoked at any time before it is voted by submitting a later dated proxy card, or by subsequently voting via internet or telephone or you may vote during the virtual Annual Meeting by following the instructions available on the meeting website at www.virtualshareholdermeeting.com/MKC2022 (the “Annual Meeting Website”). Such right of revocation is not limited or subject to compliance with any formal procedure. Attending the Annual Meeting virtually will not automatically revoke a stockholder’s prior internet or telephone vote or the stockholder’s proxy.

The cost of the solicitation of proxies will be borne by McCormick. In addition to the solicitation of proxies by use of the mails, officers and employees of McCormick may solicit proxies by telephone, electronic mail, personal interview, and/or through the internet. We also may request that brokers and other custodians, nominees, and fiduciaries forward proxy soliciting material to the beneficial owners of shares held of record by such persons, and McCormick may reimburse them for their expenses in so doing.

Record Date

At the close of business on the Record Date, there were 17,789,317 shares of Common Stock outstanding, which constitute all of the outstanding voting shares of McCormick. Except for certain voting limitations imposed by the Charter on beneficial owners of 10% or more of the outstanding shares of Common Stock, each share of Common Stock is entitled to one vote. Only holders of record of shares of Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

References in this proxy statement to “Common Stock” do not refer to shares of Common Stock Non-Voting, which are not entitled to vote at the Annual Meeting or any adjournments thereof.

Virtual Stockholder Meeting

For the third consecutive year, our Annual Meeting will be conducted exclusively online as a live webcast with Lawrence E. Kurzius - Chairman, President and Chief Executive Officer, Michael R. Smith - Executive Vice President and Chief Financial Officer, and Jeffery D. Schwartz - Vice President, General Counsel & Secretary. The virtual format allows stockholders the ability to view and/or participate in the Annual Meeting, including the live, online Q&A session, and vote, from any location convenient to them, providing stockholders access to our management and enhancing participation. Conducting the meeting virtually will again ensure stockholder access in light of the ongoing uncertainty for large gatherings due to the evolving COVID-19 pandemic.

The general public may also view the Annual Meeting by registering at the Annual Meeting Website as a guest with their name and email address, while stockholders of Common Stock and Common Stock Non-Voting will need to enter their control number found on their proxy card, voting instruction form, or the enclosed notice if they also want to be able to ask questions and/or vote at the virtual Annual Meeting. All registered guests will be allowed to view the Annual Meeting, but only registered stockholders who enter their control number will also be allowed to ask questions in our virtual Q&A forum throughout the duration of the Annual Meeting on Wednesday, March 30, 2022. We are committed to answering questions from as many stockholders as possible, as time permits.

How do I participate in the Company’s 2022 Annual Meeting of Stockholders?

To be admitted to the virtual Annual Meeting, all you need to do is register as a guest or stockholder at the Annual Meeting Website with your name and email address. If a stockholder, you will also need to provide your control number if you want to ask questions and/or vote at the virtual Annual Meeting. All stockholders, regardless of size, resources, or physical location, will be able to participate at the virtual Annual Meeting and ask questions before and during the Meeting with as many questions as possible to be answered during the live webcast Q&A session, as time permits. Providing access virtually is especially important in light of continuing uncertainty resulting from COVID-19.

Who is entitled to vote?

As described in this proxy statement, you are entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof if you were a stockholder as of the close of business on the Record Date. Only holders of Common Stock are entitled to vote. Holders of Common Stock Non-Voting may not vote but are welcome to attend the Annual Meeting and ask questions.

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For holders of Common Stock, whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in this proxy statement. The enclosed proxy card may be used to vote your shares of Common Stock in connection with the Annual Meeting. While recommended, it is not necessary to submit your proxy in advance, as you may vote during the Annual Meeting by following the instructions available on the Annual Meeting Website during the Meeting. To vote at the Annual Meeting Website, you must enter the control number found on your proxy card, voting instruction form, or the enclosed notice. If you need assistance finding your control number, please contact your broker, bank, financial institution or other nominee or intermediary who may serve as stockholder of record for the shares you hold.

How can I ask questions during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted before or during the Annual Meeting which are pertinent to the Company and the matters to be voted on, as time permits. Consistent with our prior annual meetings, we kindly ask stockholders not to ask more than one question in order to allow us to answer questions from as many stockholders as possible.

Questions regarding personal matters, including general economic, political, or product questions, that are not directly related to the business of the Company are not pertinent to matters to be voted on and therefore will not be answered. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we provide an opportunity for stockholders to contact us separately after the Annual Meeting through our Investor Relations website at ir.mccormick.com. Questions may be submitted prior to the Annual Meeting at www.proxyvote.com or you may submit questions in real time during the Annual Meeting using our Annual Meeting Website.

We want to be sure that all stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, so all of our board members and executive officers are expected to join the Annual Meeting. If you want to participate in our Annual Meeting, but cannot submit your question using www.proxyvote.com or the Annual Meeting Website, please contact our Investor Services Department at (800) 424-5855 or (410) 771-7537 or investor_services@mccormick. com for accommodations.

What can I do if I need technical assistance during the Annual Meeting?

If you encounter any difficulties accessing or participating in the virtual Annual Meeting, please call the technical support number that will be posted on the Annual Meeting Website log-in page.

If I can’t participate in the live Annual Meeting webcast, can I vote or listen to it later?

You may vote your shares electronically before the Annual Meeting by visiting www.proxyvote.com and following the instructions on your proxy card, voting instruction form or the enclosed notice. You do not need to access the virtual Annual Meeting to vote if you submitted your vote via proxy in advance of the Annual Meeting. A replay of the 2022 Annual Meeting will be available at the Annual Meeting Website until our 2023 Annual Meeting.

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PRINCIPAL STOCKHOLDERS

Set forth below is certain information on certain persons known to us to beneficially own more than five percent of the Common Stock of the Company.

Security Ownership of Certain Beneficial Owners(1)

Title of Class	Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	(2)	Percent of Class
Common Stock	McCormick 401(k) Retirement Plan 24 Schilling Road, Suite 1 Hunt Valley, Maryland 21031	2,721,562	(3)	15.3%

(1)	Mr. Kurzius’ beneficial ownership, which is also above five percent of the Common Stock of the Company, is provided in the tables found in “Proposal 1 - Election of Directors” and “Executive Officers.”
(2)	All shares beneficially owned as of the Record Date.
(3)	Amount of shares of Common Stock shown in the table were held in the trust for the McCormick 401(k) Retirement Plan as of the Record Date. Neither the trustees of the trust nor the plan itself are the beneficial owners of these shares of Common Stock for purposes of the voting limitations described in our Charter. Instead, each plan participant is considered to be the beneficial owner of the shares allocated to such participant’s account in the plan, and no individual participant holds more than five percent of the Common Stock of the Company in their plan account. Each plan participant has the right to vote all shares of Common Stock allocated to such participant’s plan account. The plan’s trustees possess voting discretion over the shares of Common Stock with respect to which plan participants do not direct the trustees how to vote, except that, in the event of a tender offer, no vote shall be made for any shares of Common Stock with respect to which plan participants do not direct the trustees how to tender.

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CORPORATE GOVERNANCE

Corporate Governance Guidelines

McCormick has adopted Corporate Governance Guidelines, which are available on its Investor Relations website at ir.mccormick.com under “Corporate Governance,” then “Corporate Governance Guidelines.” These Guidelines contain general principles regarding the function of McCormick’s Board of Directors and Board Committees. The Guidelines are reviewed on an annual basis by the Nominating and Corporate Governance Committee of the Board, which submits to the Board for approval any changes deemed desirable or necessary. Among other things, the Corporate Governance Guidelines make clear that directors and officers of the Company appointed by the Board (including all executive officers) may not pledge Company stock as collateral for a loan or otherwise use Company stock to secure a debt, and may not engage in any hedging transactions with respect to Company stock. Our remaining employees are not prohibited from pledging and hedging Company stock.

Independence of Directors

McCormick’s Corporate Governance Guidelines require that a majority of the Board of Directors be comprised of independent directors. For a director to be considered independent under the Listing Standards of the New York Stock Exchange (the “NYSE”), the Board must affirmatively determine that the director has no direct or indirect material relationship with McCormick. The NYSE’s director independence guidelines are incorporated in McCormick’s Corporate Governance Guidelines, which are used by the Board in making independence determinations. The Board has determined that the following directors are independent: Anne L. Bramman, Michael A. Conway, Freeman A. Hrabowski, III, Patricia Little, Michael D. Mangan, Maritza G. Montiel, Margaret M.V. Preston, Gary M. Rodkin, Jacques Tapiero and W. Anthony Vernon.

In connection with these independence determinations, the Board considered the following:

•	Michael A. Conway is Group President, International and Channel Development for Starbucks Corporation and a commercial relationship exists between McCormick and Starbucks Corporation. However, the Board has determined that the commercial relationship is not material for the following reasons: (1) the payments made between McCormick and Starbucks Corporation are substantially less than 2% of the consolidated gross revenues of Starbucks Corporation; (2) Mr. Conway does not participate in the negotiation of commercial transactions on behalf of Starbucks Corporation, and has not been involved in the execution of any commercial transactions between McCormick and Starbucks Corporation since their inception; and (3) the products supplied by McCormick to Starbucks Corporation are readily available from other sources of supply. All commercial transactions were conducted at arm’s length and consisted of products Starbucks Corporation purchased from McCormick.
•	Freeman A. Hrabowski, III is the President of the University of Maryland, Baltimore County (UMBC) and in the past a relationship has existed between McCormick and UMBC. However, the Board has determined that the relationship is not material for the following reasons: (1) the payments made between McCormick and UMBC are substantially less than 2% of the consolidated gross revenues of UMBC; (2) Dr. Hrabowski does not participate in the negotiation of such transactions on behalf of UMBC, and has not been involved in the execution of any transactions between McCormick and UMBC since their inception; and (3) the funds provided by McCormick to UMBC are readily available from other sources. All commercial transactions were conducted at arm’s length and consisted of monies McCormick paid to UMBC to fund McCormick’s Unsung Hero Award Scholarship.
•	Maritza G. Montiel is a member of the Board of Directors of Aptar Group, Inc. and a commercial relationship exists between McCormick and Aptar Group. However, the Board has determined that the commercial relationship is not material for the following reasons: (1) the payments made between McCormick and Aptar Group are substantially less than 2% of the consolidated gross revenues of Aptar Group; (2) Ms. Montiel does not participate in the negotiation of commercial transactions on behalf of Aptar Group, and has not been involved in the execution of any commercial transactions between McCormick and Aptar Group since their inception; and (3) the products supplied by Aptar Group to McCormick are readily available from other sources of supply. All commercial transactions were conducted at arm’s length and consisted of products McCormick purchased from Aptar Group.

For these reasons, the Board has concluded that Mr. Conway, Dr. Hrabowski, and Ms. Montiel have no direct or indirect material relationship with McCormick that would preclude a determination of independence.

Procedure Regarding Transactions with a Related Person

McCormick maintains a written related person transactions procedure that is administered by members of McCormick’s management and the Audit Committee of the Board. The written procedure applies to any transaction with a “related person” (defined by Item 404(a) of Regulation S-K under the Exchange Act) in excess of $120,000 in which the Company is a participant

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and in which a related person has or will have a direct or indirect material interest, other than:

(a)	a transaction involving compensation to an executive officer if (i) the compensation is reported pursuant to Item 402 of Regulation S-K; or (ii) (A) the executive officer is not an immediate family member of an executive officer or director of the Company and such compensation would have been required to be reported under Item 402 if the executive officer was a “named executive officer” under such regulation, and (B) the compensation was approved by the Board of Directors or the Compensation and Human Capital Committee of the Board of Directors;
(b)	a transaction involving compensation to a director or director nominee that is required to be reported pursuant to Item 402(k) of Regulation S-K;
(c)	a transaction where the related person’s interest arises only from (i) such person’s position as a director of another entity that is a party to the transaction; or (ii) the direct or indirect ownership by such person and their immediate family, in the aggregate, of less than a 10% equity interest in another entity that is a party to the transaction; or (iii) from both of (c)(i) and (c)(ii) above;
(d)	if the interest of the related person arises solely from the ownership of a class of the Company’s stock and all holders of that class of stock of the Company receive the same benefit on a pro rata basis; or
(e)	any other transaction that is not required to be disclosed pursuant to Item 404 of Regulation S-K.

The procedure provides that any actual or potential related person transaction is reviewed and analyzed by McCormick’s corporate controllership and legal staff (the “Management Reviewers”). If the transaction in question is determined to be a related person transaction but (i) it is not material to the Company, and (ii) the commercial terms are consistent with the commercial terms of comparable arm’s length transactions with unrelated third parties, the Management Reviewers shall refer the proposed transaction to the CEO and CFO for review and appropriate disposition, in their sole discretion. If the CEO or the CFO has a direct or indirect material interest in the transaction or the proposal, then the matter shall be submitted to the Audit Committee for review and disposition (regardless of materiality of the transaction or the reasonableness of the commercial terms).

If the transaction in question is determined to be a related person transaction and (i) it is material to the Company, and/or (ii) the commercial terms are more favorable to the related person than the commercial terms of comparable arm’s length transactions with unrelated third parties, the Management Reviewers shall review the transaction with the CEO and CFO, who shall determine whether to ratify or re-negotiate the actual transaction, or in the case of a proposed transaction whether to accept or reject the proposal. If the CEO and the CFO desire to ratify the transaction or accept the proposal on existing terms, the transaction or proposal shall be submitted to the Audit Committee for review and disposition.

As a general rule, any employee or director who has a direct or indirect material interest in an actual or proposed related person transaction will not participate in the review and disposition of the transaction.

McCormick does not believe that any director, executive officer or greater than 5% stockholder has had any direct or indirect material interest in an actual or proposed related person transaction since the beginning of fiscal 2021.

Business Ethics

McCormick’s business is conducted by its employees under the leadership of its CEO and under the oversight and direction of its Board of Directors for the purpose of enhancing the long-term value of McCormick for its stockholders. McCormick’s management and the Board of Directors believe that the creation of long-term value requires McCormick to conduct its business honestly and ethically as well as in accordance with applicable laws. McCormick has a Business Ethics Policy, which was first adopted by the Board more than 30 years ago. The Policy is reviewed annually by management and the Audit Committee of the Board and is amended as circumstances warrant. The Policy is administered by McCormick’s General Counsel under the oversight of the CEO and the Audit Committee. McCormick’s Business Ethics Policy is available on its Investor Relations website at ir.mccormick.com under “Corporate Governance,” then “Business Ethics Policy.” The Audit Committee has established procedures for (i) employees to submit confidential and anonymous reports of suspected illegal or unethical behavior, concerns regarding questionable accounting or auditing matters, or violations of McCormick’s Business Ethics Policy, and (ii) interested persons to submit concerns regarding accounting, internal controls over financial reporting, or auditing matters. Anonymous reports by employees may be made to a confidential “hotline” service, which may be accessed by telephone or through a dedicated website. Further, concerns regarding such matters may be expressed in e-mails that may be sent to the Chair of the Audit Committee or to the attention of the General Counsel.

Purpose-Led Performance

McCormick has a proud legacy and commitment to Purpose-Led Performance (“PLP”), including our approach to sustainability and environmental, social and governance (“ESG”) commitments, which is two-fold: we’re delivering industry-leading financial performance while doing what is right for people, communities, and the planet we share. Through our initiatives, we are committed to creating a healthier planet with healthier people.

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In 2017, we introduced a series of ESG commitments and performance targets for 2025, informed by the United Nations Sustainable Development Goals. Our commitments are expected to drive sustainable change in the following ways:

•	People: The cornerstone of our approach is helping people live better lives. We champion diversity, equity and inclusion and are committed to the education, development, and wellbeing of our employees, while working to create better health outcomes.
•	Communities: The communities where we live, work and source are the bedrock of our operational success. We are dedicated to improving lives across our supply chain, whether it is helping farming communities build and adapt to change or encouraging our employees to get involved to make our world a better place through charitable giving efforts and volunteerism.
•	Planet: We are committed to lessening the effects of climate change by adhering to science-based targets for greenhouse gas reduction. We also work to reduce energy consumption, improve waste recycling in our facilities, and improve water efficiency.

While our Board has general oversight of ESG matters, the charter of the Nominating and Corporate Governance Committee requires the committee to lead the oversight of our corporate responsibility programs relating to ESG matters, except to the extent reserved for the full Board or another committee of the Board, as detailed below. As part of this oversight, our Board and its committees regularly review our material initiatives and policies related to ESG matters and assess progress with respect to our ESG commitments.

Day-to-day management of ESG matters is led by our PLP Governing Council, which is responsible for providing overall coordination and strategic direction for driving PLP and its ESG components. The PLP Governing Council is led by McCormick’s President, Global Flavor Solutions, EMEA and Chief Administrative Officer and is composed of senior executives, including McCormick’s Chief Sustainability Officer, with direct responsibility for a variety of functional areas, including sales and marketing, supply chain, human resources, environment, packaging, sourcing, legal, community relations, communications and investor relations. This cross-functional committee is tasked to embed principles of PLP into every aspect of the business and is best positioned to manage and drive progress on ESG matters as a result. The PLP Governing Council reports regularly to the Board and its Committees on ESG topics covering strategy and risks to major plans of action and key performance indicators. The PLP Governing Council also separately reports to McCormick’s Management Committee, which is the top-level senior management committee.

A summary of the allocation of general oversight of ESG matters among management, the Board and its Committees is as follows:

BOARD OF DIRECTORS

General oversight of ESG matters, with emphasis on directing the Company's strategy and setting its course for growth

AUDIT COMMITTEE

Oversees the risk management process, including those related to ESG matters, with an emphasis on risk management processes related to financial reporting, internal controls and financial risks

COMPENSATION AND HUMAN CAPITAL COMMITTEE

Oversees strategies and policies related to key human resource considerations including diversity, equity, and inclusion, workplace environment and culture, and talent development and retention

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Leads oversight of corporate responsibility programs and ESG matters

MANAGEMENT

Responsible for the day-to-day management and execution of the Company's strategies and course for growth, including those relating to ESG matters

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To read our latest PLP Report, please find it on our website at mccormickcorporation.com under “Responsibility,” then “Purpose-Led Performance.” The information on our website is not, and shall not be deemed to be a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission (the “SEC”).

Cybersecurity and Data Privacy

McCormick prioritizes trust and confidence of our consumers, customers and workforce and our Board of Directors recognizes that security and data privacy are integral to our products, our business processes, and infrastructure. We have a dedicated Chief Information Officer who is responsible for training and leading a dedicated information security team tasked with protecting data and preventing, identifying, and appropriately addressing cyber security threats. The team focuses on developing and implementing strategies and processes to protect the confidentiality, integrity, and availability of McCormick’s assets and the Company’s, consumers’, customers’ and employees’ data and information. To deliver appropriate protections, the team leverages and aligns primarily with the NIST Cyber Security and Privacy Frameworks, and other good practice control methods, which include updating technology, developing data privacy and security policies and procedures, implementing and assessing the effectiveness of controls, monitoring and routine testing of McCormick’s information systems, conducting risk assessments of third-party service providers, providing data privacy and cybersecurity awareness training to employees and designing business processes to protect private data and mitigate the risk of cybersecurity incidents.

Under the oversight of the Audit Committee, the Company engages third party experts to assess the state of the Company’s cybersecurity and data privacy program under the NIST Cyber Security and Privacy Frameworks. Additionally, the Company’s employees undertake an annual cybersecurity training program, which is augmented by additional training and communications on information security and data privacy matters throughout the year. The Board and the Audit Committee are actively engaged in the oversight of our cybersecurity and data privacy program. The Board, at least annually, and the Audit Committee, periodically throughout the year, receive regular reports from the Chief Information Officer and members of the information security team on, among other things, the state of the information security program, assessments of risks and threats to McCormick’s information security systems, and processes to maintain and strengthen information security systems.

Available Information

McCormick makes available free of charge through its website ir.mccormick.com, its Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) of the Exchange Act as soon as reasonably practicable after such documents are electronically filed with, or furnished to, the SEC. McCormick’s website also includes McCormick’s Corporate Governance Guidelines, Business Ethics Policy and the charters of its Audit Committee, Compensation and Human Capital Committee and Nominating and Corporate Governance Committee.

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DIRECTORS

Executive Sessions of the Board of Directors

Pursuant to the Company’s Corporate Governance Guidelines, the independent directors meet in regularly scheduled sessions (typically before and after each Board meeting) without the presence of management.

Communications with the Board of Directors

Stockholders and other interested parties may communicate with one or more members of the Board by writing to the Board, or to a specific director, at:

Board of Directors (or specific director)
McCormick & Company, Incorporated
c/o Corporate Secretary
24 Schilling Road, Suite 1, Hunt Valley, Maryland 21031

Process for Nominating Potential Director Candidates

The Nominating and Corporate Governance Committee is responsible for selecting potential candidates for Board membership and for recommending qualified candidates to the full Board for nomination; and retains search firms to assist with the selection process.

The Committee also considers recommendations of potential candidates from stockholders. The Committee applies the same standards in evaluating candidates submitted by stockholders as it does in evaluating candidates submitted by other sources. Suggestions regarding potential director candidates, together with the supporting information concerning the potential candidate’s qualifications, should be submitted in writing to:

Nominating and Corporate Governance Committee
McCormick & Company, Incorporated
c/o Corporate Secretary
24 Schilling Road, Suite 1, Hunt Valley, Maryland 21031

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Board Membership and Effectiveness

Selection Criteria and Qualifications for All Directors

The Nominating and Corporate Governance Committee is responsible for developing the selection criteria to be used in seeking nominees for election to the Board, within the general qualification criteria for director nominees established by the Board in McCormick’s Corporate Governance Guidelines. The Nominating and Corporate Governance Committee is also responsible for identifying, screening and selecting potential candidates for Board membership and for recommending qualified candidates to the full Board. The Board will consider qualified candidates recommended by the Nominating and Corporate Governance Committee for election to the Board and will determine which candidates to recommend to the Company’s stockholders for election. The Board is responsible for filling vacancies on the Board as they arise.

In evaluating potential candidates, the Board considers the qualifications listed in McCormick’s Corporate Governance Guidelines, including the requirement that nominees should possess the highest personal and professional ethics, integrity and values, and the commitment to represent the long-term interests of the stockholders. Nominees are selected on the basis of their business and professional experience and qualifications, public service, diversity of background and availability, and will be experienced at policy-making levels in business, government, finance or accounting, higher education or other fields relevant to the Company’s global activities.

Nominees are selected to represent all stockholders rather than special interest groups or any group of stockholders. The Board also has a formal policy with regard to diversity of Board nominees. As set forth in McCormick’s Corporate Governance Guidelines, it is a policy of the Board that diversity of background is a consideration in selecting Board nominees. Although the Board does not establish specific diversity goals or criteria, the selection criteria established by the Nominating and Corporate Governance Committee include a preference that candidates enhance the diversity of the Board (for example, with respect to self-identified characteristics such as gender, race, ethnicity, and culture). The Nominating and Corporate Governance Committee assesses the effectiveness of its diversity efforts through the annual nomination process, the annual self-evaluation process of the Board and its Committees and the Committee’s periodic evaluation of the Board’s composition. Diversity is valued because the Board believes that a variety of perspectives and experiences contributes to a more enhanced decision-making process.

The Nominating and Corporate Governance Committee conducts the Board’s annual self-assessment process, which includes surveys of Board members, one-on-one discussions, and opportunities for directors to bring forward ideas to improve the Board’s effectiveness. The Committee regularly evaluates and adds to the self-assessment process in an effort to improve it. Additionally, from time to time, the Nominating and Corporate Governance Committee, on behalf of the Board, may also retain an independent consultant experienced in corporate governance matters to conduct an in-depth study of the effectiveness of the Board and its Committees and to assist with the annual performance evaluation process. Amongst other things, the consultant typically interviews each director to obtain his or her assessment of the effectiveness of the Board and its Committees, including opportunities for the Board to enhance its effectiveness. The Board and its Committees then discuss the evaluation and determine if any follow-up actions are necessary. The Board and its Committees may then develop and execute plans to take actions based on the results, as appropriate, to ensure the Board and its Committees continue to operate effectively.

Particular Skills Represented on the Board as a Whole

The Nominating and Corporate Governance Committee and the full Board believe a complementary mix of diverse skills, attributes, and experiences will best serve the Company and its stockholders. The director skills summary that appears below, and the related narrative for each director nominee, notes the specific experience, qualifications, attributes, and skills for each director that the Board considers important in determining that each nominee should serve on the Board in light of the Company’s business, structure, and strategic direction. The absence of a “•” for a particular skill does not mean the director is unable to contribute to the decision-making process in that area.

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Summary of Skills of Director Nominees

	Anne L. Bramman	Michael A Conway	Freeman A Hrabowski, III	Lawrence E. Kurzius	Patricia Little	Michael D. Mangan	Maritza G. Montiel	Margaret M. V Preston	Gary M Rodkin	Jacques Tapiero	W. Anthony Vernon
Senior executive experience (e.g., CEO, COO, CFO) at a publicly traded multinational company	•	•		•	•	•		•	•	•	•
Consumer marketing experience, or a particular knowledge of the food industry		•	•	•	•	•			•		•
General management experience in international operations	•	•		•	•	•	•	•	•	•	•
Enhances the diversity of the Board (e.g., gender, race, ethnicity, & culture)	•	•	•		•		•	•		•
Strategic leadership at a large, complex, organization	•	•	•	•	•	•	•	•	•	•	•
High level of financial literacy	•	•	•	•	•	•	•	•	•	•	•
Governmental
experience; regulatory			•			•	•		•	•	•
expertise
Merger, acquisition and/or joint venture expertise	•			•	•	•	•	•	•		•
Experience in aligning compensation with organizational strategy and performance	•	•	•	•		•	•	•	•	•	•

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Director Skills Narrative

ANNE L. BRAMMAN
Age 54 Director since: 2020 INDEPENDENT Committees: • Audit

Skills and Qualifications Highlights:

•  Strategic Leadership and Financial Literacy

•  Experience in International Operations

•  Merger, Acquisition and/or Joint Venture Expertise

•  Executive Experience at Publicly Traded Company

Other Public Company Directorships:

•  None

Other Public Company Directorships Held during the Past 5 Years:

•  None

Ms. Bramman’s qualifications include (i) senior executive experience at a publicly traded multinational company, (ii) strategic leadership at a large, complex, organization, (iii) a high level of financial literacy, and (iv) experience in mergers and acquisitions. Ms. Bramman currently serves as Chief Financial Officer for Nordstrom, Inc., which is a publicly traded multinational company, where she focuses on driving productivity and supporting Nordstrom’s continued growth. Previously, she served as Senior Vice President and Chief Financial Officer for Avery Dennison Corporation, from 2015 until she joined Nordstrom in 2017, responsible for financial strategy and operations, including the audit, financial reporting, investor relations, planning and analysis, information technology, tax and treasury functions. Prior to joining Avery Dennison, she worked at Carnival Cruise Line, the largest division of Carnival Corporation, from 2010 to 2015, serving as Senior Vice President and Chief Financial Officer responsible for all financial and accounting functions, as well as shoreside human resources and information technology. Prior to joining Carnival, she spent six years at L Brands, Inc. serving in various senior finance roles, including as Vice President & Assistant Treasurer - Mergers, Acquisitions and Capital Markets before assuming the position of Senior Vice President and Chief Financial Officer of Henri Bendel, a subsidiary of L Brands, Inc., in 2008. The McCormick Board of Directors has determined that Ms. Bramman is an “audit committee financial expert” under the rules of the SEC.

MICHAEL A. CONWAY
Age 55 Director since: 2015 INDEPENDENT Committees: • Nominating and Corporate Governance

Skills and Qualifications Highlights:

•  Strategic Leadership and Financial Literacy

•  Consumer Marketing Experience

•  Management Experience in International Operations

•  Executive Experience at Publicly Traded Company

Other Public Company Directorships:

•  None

Other Public Company Directorships Held during the Past 5 Years:

•  None

Mr. Conway’s qualifications include (i) senior executive experience at a publicly traded multinational company, (ii) consumer marketing experience, (iii) general management experience in international operations, and (iv) as a senior executive responsible for a global consumer packaged foods business, a particular knowledge of the business, markets and customers in which McCormick operates. Mr. Conway currently serves as Group President, International and Channel Development for Starbucks Corporation, which is a publicly traded multinational company. Previously, he served as Executive Vice President and President, International Licensed Markets for Starbucks from 2020 to 2021, Executive Vice President and President, Canada for Starbucks from 2018 to 2020, President, Licensed Stores, U.S. and Latin America for Starbucks from 2016 to 2018 and President, Global Channel Development for Starbucks from 2013 to 2016 responsible for all commercial and business strategy functions and expanding into emerging international markets. Prior to joining Starbucks, he worked at Johnson & Johnson from 2004 to 2013, serving as worldwide President of McNeil Nutritional, a division of Johnson & Johnson from 2010 to 2013; and worked at the Campbell Soup Company from 1994 to 2004, serving as Vice President for the Adult Simple Meals Division of the Campbell Soup Company from 2003 to 2004. At Starbucks, Mr. Conway is a Senior Officer and Executive Team Member with full profit and loss responsibility.

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FREEMAN A. HRABOWSKI, III
Age 71 Director since: 1997 INDEPENDENT Committees: • Nominating and Corporate Governance (Chair)

Skills and Qualifications Highlights:

•  Strategic Leadership and Financial Literacy

•  Consumer Marketing Experience

•  Governmental Experience and Regulatory Expertise

•  Experience Aligning Compensation with Performance

Other Public Company Directorships:

•  T. Rowe Price Group, Inc.

Other Public Company Directorships Held during the Past 5 Years:

•  T. Rowe Price Group, Inc.

Dr. Hrabowski’s qualifications include (i) strategic leadership at a large, complex, organization, (ii) governmental experience, and (iii) consumer marketing experience. Dr. Hrabowski has served as the President of the University of Maryland, Baltimore County (UMBC) since 1992, and his strategic leadership of that organization has been widely recognized. In 2008, he was named one of America’s Best Leaders by U.S. News & World Report, which in each of the last six years has ranked UMBC the number one “Up and Coming” university in the nation. In 2009, Time Magazine named him one of America’s 10 Best College Presidents, and, in 2012, named him as one of the “100 Most Influential People in the World.” His career has been devoted to education and to helping students become future leaders in science, technology, and engineering, with a special emphasis on minority and underrepresented groups. In this regard, under former President Obama, Dr. Hrabowski chaired the President’s Advisory Commission on Educational Excellence for African-Americans. Dr. Hrabowski’s governmental experience includes working closely with the National Institutes of Health, the National Academy of Sciences, the National Science Foundation, and the U.S. Department of Education, as well as various agencies of the State of Maryland. Dr. Hrabowski is also a nationally recognized expert on marketing and recruitment in higher education, and works extensively with colleges and universities around the nation on such matters. Dr. Hrabowski currently serves on the board of T. Rowe Price Group, Inc.

LAWRENCE E. KURZIUS
Age 63 Director since: 2015 Committees: • None

Skills and Qualifications Highlights:

•  Strategic Leadership and Financial Literacy

•  Knowledge of the Food Industry

•  Merger, Acquisition and/or Joint Venture Expertise

•  Management Experience in International Operations

Other Public Company Directorships:

•  Elanco Animal Health Inc.

Other Public Company Directorships Held during the Past 5 Years:

•  Elanco Animal Health Inc.

Mr. Kurzius’ qualifications include (i) senior executive experience at a publicly traded multinational company, (ii) consumer marketing experience, (iii) a detailed knowledge of the food industry, (iv) general management experience in international operations, and (v) strategic leadership of a large, complex, organization. Mr. Kurzius serves as the Chairman (since 2017), President (since 2015) and Chief Executive Officer of McCormick (since 2016). He previously served in a variety of other roles with the Company, thereby gaining an understanding of the different aspects of the Company’s operations and the food industry. Prior to assuming his present role, Mr. Kurzius was (a) President and Chief Operating Officer (2015 to 2016) of McCormick, (b) President of the Company’s global consumer business (2013 to 2016), (c) Chief Administrative Officer of the Company (2013 to 2015), (d) President of the Company’s international business (2008 to 2013), (e) President of EMEA (2007 to 2008), (f) President of U.S. Consumer Foods (2005 to 2007), (g) Vice President and General Manager of Sales and Marketing for U.S. Consumer Foods (2005), and (h) President of Zatarain’s (2003 to 2005). Prior to joining the Company upon the acquisition of Zatarain’s by McCormick, Mr. Kurzius was the Chief Executive Officer of Zatarain’s where he worked for 12 years. Mr. Kurzius was also a marketing executive with the Quaker Oats Company and Mars Inc.’s Uncle Ben’s Company. In these various roles, Mr. Kurzius developed a broad knowledge of the Company’s markets – both domestic and international, and consumer and flavor solutions – and had senior level responsibility for strategic planning and leadership with respect to these businesses. In his present role, Mr. Kurzius is responsible for the strategic leadership of the Company. He has extensive knowledge of consumer goods marketing in general, with a specific knowledge of the business, markets, and customers within the food industry in particular, and has hands-on experience in directing the day-to-day operations of our large, multi-faceted, consumer and flavor solutions foods business. Mr. Kurzius currently serves on the board of Elanco Animal Health Inc.

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PATRICIA LITTLE
Age 61 Director since: 2010 INDEPENDENT Committees: • Nominating and Corporate Governance

Skills and Qualifications Highlights:

•  Strategic Leadership and Financial Literacy

•  Consumer Marketing Experience

•  Executive Experience at Publicly Traded Company

•  Management Experience in International Operations

Other Public Company Directorships:

•  Ulta Beauty, Inc.

Other Public Company Directorships Held during the Past 5 Years:

•  Ulta Beauty, Inc.

Ms. Little’s qualifications include (i) senior executive experience at a publicly traded multinational company, (ii) general management experience in international operations, (iii) consumer marketing experience, (iv) a detailed knowledge of the food industry and (v) a high level of financial literacy. Ms. Little has over 25 years of experience across a broad range of roles in accounting, treasury, and finance functions at both the corporate and operating levels. Most recently, Ms. Little served as the Senior Vice President & Chief Financial Officer of The Hershey Company from 2015 until her retirement in May 2019, which required management of an internationally-based financial organization. Ms. Little’s responsibilities included the oversight of internal controls and financial systems on an international basis, the identification of enterprise risks, the oversight of the performance of the organization’s public accountants in the preparation, auditing and evaluation of financial statements, and capital planning for the Hershey Company. As Senior Vice President & Chief Financial Officer, she regularly interacted with the audit committee of the board of directors of that company. Prior to joining The Hershey Company, Ms. Little’s service at Kelly Services, Inc. as Executive Vice President & Chief Financial Officer from 2008 to 2015 entailed similar responsibilities as at The Hershey Company. Prior to that, her position at the Ford Motor Company as its general auditor and head of global accounting included responsibilities for managing global internal and external audit functions. As was true of her service with the Ford Motor Company and Kelly Services, her position at The Hershey Company required travel to, and a detailed understanding of, her company’s international operations and the local legal and accounting requirements bearing on her area of oversight. Ms. Little currently serves on the board of Ulta Beauty, Inc.

MICHAEL D. MANGAN
Age 65 Director since: 2007 INDEPENDENT Lead Director Committees: • Compensation and Human Capital • Nominating and Corporate Governance

Skills and Qualifications Highlights:

•  Strategic Leadership and Financial Literacy

•  Consumer Marketing Experience

•  Executive Experience at a Publicly Traded Company

•  Management Experience in International Operations

Other Public Company Directorships:

•  None

Other Public Company Directorships Held during the Past 5 Years:

•  Nutrisystem, Inc.

Mr. Mangan’s qualifications include (i) senior executive experience at a publicly traded multinational company, (ii) consumer marketing experience, (iii) a high level of financial literacy, and (iv) general management experience in international operations. Mr. Mangan served as the President of the Worldwide Power Tools and Accessories (WPTA) group of The Black & Decker Corporation until its acquisition in 2010 by The Stanley Works. In that role he provided strategic leadership of the WPTA group, and had oversight over the consumer marketing activities of that group in the international consumer marketplace. Service as President of the WPTA group, and past service as the Chief Financial Officer of The Black & Decker Corporation, broadened Mr. Mangan’s international experience and provided an in-depth understanding of the company’s key international markets. Service as the Chief Financial Officer of the Black & Decker Corporation, and prior service as the Executive Vice President & Chief Financial Officer of The Ryland Group, Inc., included responsibilities for overseeing the performance of those companies’ public accountants in the preparation, auditing and evaluation of financial statements, business planning, corporate finance and investments, internal controls, and information systems.

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MARITZA G. MONTIEL
Age 70 Director since: 2015 INDEPENDENT Committees: • Audit (Chair)

Skills and Qualifications Highlights:

•  Strategic Leadership and Financial Literacy

•  Experience in International Operations

•  Governmental Experience and Regulatory Expertise

•  Merger, Acquisition and/or Joint Venture Expertise

Other Public Company Directorships:

•  AptarGroup, Inc.

•  Royal Caribbean Cruises Ltd.

•  Comcast Corporation

Other Public Company Directorships Held during the Past 5 Years:

•  AptarGroup, Inc.

•  Royal Caribbean Cruises Ltd.

•  Comcast Corporation

Ms. Montiel’s qualifications include (i) strategic leadership at a large, complex, organization, (ii) governmental experience, (iii) a high level of financial literacy, and (iv) experience in developing effective governance and shared responsibility models. Ms. Montiel served for more than 40 years at Deloitte LLP before retiring in June 2014. Her most recent position was as Deputy Chief Executive Officer and Vice Chairman of the firm’s U.S. business. As Deputy CEO, Ms. Montiel led a variety of strategic initiatives including the transformation of the Federal Government Services Practice. She was also a member of the Deloitte Touche Tohmatsu Limited Global Board of Directors. Prior to her most recent role with Deloitte, Ms. Montiel served as Regional Managing Partner for the Southwest Region in which she led the organization through significant growth. Ms. Montiel was also the Managing Partner responsible for Leadership Development & Succession, as well as Deloitte University where she developed and implemented a strategic initiative aimed at transforming Deloitte’s professional development curriculum and training the next generation of leaders. The McCormick Board of Directors has determined that Ms. Montiel meets the standards of an “audit committee financial expert” under the rules of the SEC. Ms. Montiel currently serves on the boards of AptarGroup, Inc., Royal Caribbean Cruises Ltd. and Comcast Corporation.

MARGARET M.V. PRESTON
Age 64 Director since: 2003 INDEPENDENT Committees: • Compensation and Human Capital

Skills and Qualifications Highlights:

•  Strategic Leadership and Financial Literacy

•  Experience in International Operations

•  Merger, Acquisition and/or Joint Venture Expertise

•  Experience Aligning Compensation with Performance

Other Public Company Directorships:

•  Otis Worldwide Corporation

Other Public Company Directorships Held during the Past 5 Years:

•  Otis Worldwide Corporation

Ms. Preston’s qualifications include (i) senior executive experience at a publicly traded multinational company, (ii) strategic leadership at a large, complex, organization, (iii) a high level of financial literacy, and (iv) experience in mergers and acquisitions. Ms. Preston currently serves as a Managing Director at Cohen Klingenstein LLC since coming out of retirement to join the company in September 2021. Previously, she served as the Global Chief Financial Officer of Deutsche Bank, Private Wealth Management and as a Managing Director and Regional Executive of US Trust, Bank of America Private Wealth Management, and as a Managing Director of TD Bank Private Wealth Management, which afforded her the opportunity to provide financial oversight and strategic leadership and direction to those organizations, until her retirement in 2019. As Treasurer of Alex. Brown Incorporated, Ms. Preston provided direction in the development of a collateral management system for margin loan management, and her role at US Trust included responsibility for the management of compliance and risk at the Private Wealth Management group for over $20 billion of assets under management at that organization. Ms. Preston has a well-developed experience in mergers and acquisitions, and the integration of acquired businesses, in consequence of her work, first at Alex. Brown as a Merger & Acquisition Manager, and subsequent work on the integration of the Bankers Trust Company and Alex. Brown businesses into Deutsche Bank, and the integration of Merrill Lynch operations into the Bank of America Private Wealth Management platform. Ms. Preston currently serves on the board of Otis Worldwide Corporation.

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GARY M. RODKIN
Age 69 Director since: 2017 INDEPENDENT Committees: • Audit

Skills and Qualifications Highlights:

•  Strategic Leadership and Financial Literacy

•  Consumer Marketing Experience

•  Merger, Acquisition and/or Joint Venture Expertise

•  Executive Experience at Publicly Traded Company

Other Public Company Directorships:

•  Simon Property Group, Inc.

Other Public Company Directorships Held during the Past 5 Years:

•  Simon Property Group, Inc.

Mr. Rodkin’s qualifications include (i) senior executive experience at a publicly traded multinational company, (ii) consumer marketing experience, (iii) a detailed knowledge of the food industry, (iv) strategic leadership of a large, complex, organization, and (v) experience in mergers and acquisitions. Mr. Rodkin is a seasoned and successful former Chief Executive Officer who has led major consumer products goods businesses and companies. Most recently, Mr. Rodkin served as the Chief Executive Officer of ConAgra Foods, Inc. from 2005 to 2015, where he transformed ConAgra from a holding company into one unified business with a balanced portfolio of consumer, commercial and private-brand businesses and strong operating capabilities. Prior to joining ConAgra, Mr. Rodkin served as Chairman and Chief Executive Officer of the Beverages and Food division at PepsiCo, Inc., where he was accountable for two lines of business, PepsiCo Beverages North America and Quaker Foods North America. Previously, Mr. Rodkin spent sixteen years with General Mills, Inc. in a variety of management roles. Mr. Rodkin currently serves on the board of Simon Property Group, Inc., an equity real estate investment trust, as well as on the non-profit boards of Feeding America, a hunger-relief charity, as Chairman, and as the Vice Chairman of the Board of Overseers for Rutgers University. Mr. Rodkin is a Fellow of Executive Education at Harvard Business School, and an Executive in Residence at Rutgers University. The McCormick Board of Directors has determined that Mr. Rodkin is an “audit committee financial expert” under the rules of the SEC.

JACQUES TAPIERO
Age 63 Director since: 2012 INDEPENDENT Committees: • Compensation and Human Capital

Skills and Qualifications Highlights:

•  Strategic Leadership and Financial Literacy

•  Experience in International Operations

•  Executive Experience at Publicly Traded Company

•  Experience Aligning Compensation with Performance

Other Public Company Directorships:

•  None

Other Public Company Directorships Held during the Past 5 Years:

•  None

Mr. Tapiero’s qualifications include (i) senior executive experience at a publicly traded multinational company, (ii) general management experience in international operations, and (iii) strategic leadership at a large, complex, organization. Mr. Tapiero served as Senior Vice President and President, Emerging Markets of Eli Lilly and Company, the Indianapolis, Indiana-based global pharmaceutical company, from 2009 until his retirement from that company on January 31, 2014, after 31 years of service. He was also a member of the Executive Committee of Eli Lilly. The Emerging Markets Business Unit focused on many of the organization’s fastest growing markets, such as China, Russia, Brazil, Mexico, South Korea and Turkey, and Mr. Tapiero was responsible for Lilly’s business in more than 70 countries. Prior to becoming President, Emerging Markets, Mr. Tapiero held the position of President of the Intercontinental Region for Lilly, with operations in Asia, Australia, Africa, the Middle East, Canada, Latin America and Russia (2004 to 2009). He also served as President and General Manager of Lilly France (2000 to 2004); President and General Manager of Eli Lilly do Brasil Ltd (1995 to 1999); and Managing Director of Lilly Sweden (1993 to 1995). Mr. Tapiero joined Lilly in 1983 as a financial analyst, and held several financial management, sales and marketing management positions in the United States, Switzerland and France. Mr. Tapiero is a senior advisor to McKinsey and Company’s Pharmaceuticals and Medical Products practice, and a director of Esteve – Spain (a private chemical and pharmaceuticals group).

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W. ANTHONY VERNON
Age 65 Director since: 2017 INDEPENDENT Committees: • Compensation and Human Capital (Chair)

Skills and Qualifications Highlights:

•  Strategic Leadership and Financial Literacy

•  Knowledge of the Food Industry

•  Executive Experience at Publicly Traded Company

•  Merger, Acquisition and/or Joint Venture Expertise

Other Public Company Directorships:

•  Nuvation Bio Inc.

•  Novocure Limited

Other Public Company Directorships Held during the Past 5 Years:

•  Intersect ENT, Inc.

•  Novocure Limited

•  Axovant Sciences, Inc.

•  Nuvation Bio Inc.

Mr. Vernon’s qualifications include (i) senior executive experience at a publicly traded multinational company, (ii) consumer marketing experience, (iii) a detailed knowledge of the food industry, (iv) strategic leadership of a large, complex, organization, and (v) experience in mergers and acquisitions. Mr. Vernon is a seasoned and successful former Chief Executive Officer who has led major consumer products goods businesses and companies. Most recently, Mr. Vernon served as the Chief Executive Officer of the Kraft Foods Group from 2012 to 2014 and remained with the company as a Senior Advisor and Executive Director until April 2015. He was the first CEO of the newly formed company when Kraft Foods split its snack and grocery divisions into two independent public companies. Mr. Vernon also served as Executive Vice President of Kraft Foods and President of North America from 2009 to 2012. Prior to joining Kraft, Mr. Vernon served as Healthcare Industry Partner of Ripplewood Holdings LLC, a private equity firm. He also held several leadership roles at Johnson & Johnson where he spent 23 years of his career managing some of the company’s largest consumer brands including Tylenol, Motrin, Pepcid AC, Imodium and Splenda. Mr. Vernon also served as President of Centocor, a Johnson & Johnson biotechnology company. Mr. Vernon currently serves on the boards of Nuvation Bio Inc. and Novocure Limited.

Board Leadership

The Company’s Board of Directors is led by our Chairman, Lawrence E. Kurzius, who is also our President and CEO. McCormick has historically combined the roles of chairman and chief executive officer, though we have separated the roles based on the needs of the Company and its stockholders at certain times. The Board of Directors believes that the Company currently is and has been well served by a combined structure, as it provides a bridge between management and the Board, thus helping to ensure that both act with commonality of purpose with efficient communication between them. The Board believes that the CEO is in the best position to bring key business issues and stockholder interests to the Board’s attention, given his in-depth understanding of the Company and its operations. This structure also helps ensure accountability for the actions and strategic direction of the Company, and ensures that the Company presents its message and strategy to stockholders, employees and customers with a unified voice.

The Board also has the position of Lead Director who provides additional independent oversight of senior management and board matters in our current structure where the Chairman is not an independent director. The selection of a lead director is meant to facilitate, and not to inhibit, communication among the directors or between any of them and the Chairman and CEO. Accordingly, directors are encouraged to continue to communicate among themselves and directly with the Chairman and CEO. The independent directors, meeting in executive session in November 2009, selected Michael D. Mangan to serve as the Lead Director, and he continues to act in that role. The duties of the Lead Director are to (i) preside at executive sessions of the Board, and brief the Chairman and CEO, as needed, following such sessions; (ii) preside at meetings of the Board where the Chairman is not present; (iii) call meetings of the independent directors; (iv) provide input on Board agendas and meeting schedules; (v) provide feedback to the Chairman and CEO on the quality of information received from management; and (vi) participate with the Chairman and CEO, and the Nominating and Corporate Governance Committee in interviewing Board candidates. The Lead Director position has a two-year term, which may be extended as determined by the Board from time to time. In April 2020, the Board determined to extend Mr. Mangan’s role as the Lead Director for another two-year term.

The Board believes that the combined Chairman and CEO structure, coupled with an independent Lead Director, the use of regular executive sessions of the non-management Directors, and the substantial majority of independent directors comprising the Board, allows the Board to maintain effective oversight of the Company.

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Board Committees

The Board of Directors has appointed the following Board Committees:

Audit Committee

The Charter of the Audit Committee provides that the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility relating to:

•	the integrity of McCormick’s financial statements, the financial reporting process, and the systems of internal accounting and financial controls;
•	the performance of McCormick’s internal audit function;
•	the appointment, engagement and performance of McCormick’s independent registered public accounting firm and the evaluation of the independent registered public accounting firm’s qualifications and independence;
•	compliance with McCormick’s business ethics and confidential information policies and legal and regulatory requirements, including McCormick’s disclosure controls and procedures; and
•	the evaluation of the enterprise risk management process.

In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Committee, the independent registered public accounting firm, the internal auditors, and management of McCormick and to resolve any disagreements between management and the independent registered public accounting firm regarding financial reporting. The Committee also performs other duties and responsibilities set forth in a written Charter approved by the Board of Directors. The Charter of the Audit Committee is available on McCormick’s Investor Relations website at ir.mccormick.com under “Corporate Governance,” then “Audit Committee Charter.”

The Nominating and Corporate Governance Committee and the Board of Directors have determined that all members of the Audit Committee satisfy the independence requirements of the NYSE’s Listing Standards, the rules of the SEC, and McCormick’s Corporate Governance Guidelines. One member of the Audit Committee, Maritza Montiel, serves on the audit committees of more than three public companies; however, the Board of Directors has determined that Ms. Montiel’s simultaneous service does not impair her ability to effectively serve on McCormick’s Audit Committee. The Board of Directors has also determined that all three members of the Audit Committee qualify as an “audit committee financial expert” under SEC rules.

Compensation and Human Capital Committee

The Compensation and Human Capital Committee has the following principal duties and responsibilities:

•	reviewing McCormick’s executive compensation programs to ensure that they (i) effectively motivate the CEO and other executive officers to achieve our financial goals and strategic objectives; (ii) properly align the interests of these employees with the long-term interests of our stockholders; and (iii) are sufficiently competitive to attract and retain the executive resources necessary for the successful management of our businesses;
•	overseeing McCormick’s strategies and policies related to key human resources policies and practices including with respect to matters such as diversity and inclusion, workplace environment and culture, and talent development and retention;
•	reviewing trends in executive compensation, overseeing the development of new compensation plans (including performance-based, equity-based, and other incentive programs, as well as salary, bonus and deferred compensation arrangements) and, when appropriate, making recommendations to the Board regarding revisions to existing plans and/or approving revisions to such plans;
•	annually reviewing and approving corporate goals and objectives relevant to McCormick’s CEO and other executive officers, evaluating the performance of such individuals against those goals and objectives, and approving the compensation for such individuals;
•	annually evaluating the relationship between the Company’s overall compensation policies and practices and risk;
•	annually evaluating the compensation of the members of the Board; and
•	reviewing McCormick’s management succession plan for the CEO and other executive officers.

The Committee is also responsible for performing other duties and responsibilities set forth in a written Charter approved by the Board of Directors. The Charter of the Committee is available on McCormick’s Investor Relations website at ir.mccormick.com under “Corporate Governance,” then “Compensation and Human Capital Committee Charter.”

Pursuant to its Charter, the Committee has the authority to delegate certain of its responsibilities to a subcommittee; however, to date no such delegation has been made. The Committee has the authority to administer McCormick’s equity plans for the CEO and other executive officers. The Committee is responsible for all determinations with respect to participation, the form, amount and timing of any awards to be granted to any such participants, and the payment of any such awards.

All members of the Committee qualify as independent directors under McCormick’s Corporate Governance Guidelines and the NYSE’s Listing Standards, and as “non-employee directors” and “outside directors” for the purposes set forth in the Committee’s Charter.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee has the following principal duties and responsibilities:

•	developing and implementing corporate governance guidelines;
•	establishing criteria for the selection of nominees for election to the Board, and identifying and recommending qualified individuals to serve as members of the Board;
•	evaluating and making recommendations regarding the size and composition of the Board and its Committees (including making determinations concerning the composition of the Board and its Committees under the applicable requirements of the SEC and the NYSE);
•	developing and implementing a process to annually assess the effectiveness of the Board and its Committees;
•	reviewing the Company’s political contributions, related strategies and the Company’s Political Activity Policy; and
•	overseeing McCormick’s corporate responsibility programs relating to Environment, Social, and Governance (ESG) matters, except to the extent reserved for the full Board or another committee of the Board.

The Committee is also responsible for performing other duties and responsibilities set forth in a written Charter approved by the Board of Directors. The Charter of the Committee and McCormick’s Corporate Governance Guidelines are available on McCormick’s Investor Relations website at ir.mccormick.com under “Corporate Governance,” then “Nominating and Corporate Governance Committee Charter” and “Corporate Governance Guidelines,” respectively.

All members of the Committee qualify as independent directors under McCormick’s Corporate Governance Guidelines and the NYSE Listing Standards.

Committee Membership and Meetings

The table below shows the current members of each Committee and the number of meetings held by each Committee in fiscal 2021.

Name	Audit	Compensation and Human Capital	Nominating and Corporate Governance
Anne L. Bramman	•
Michael A. Conway(1)			•
Freeman A. Hrabowski, III			Chair
Patricia Little			•
Michael D. Mangan(2)		•	•
Maritza G. Montiel	Chair
Margaret M.V. Preston		•
Gary M. Rodkin(3)	•
Jacques Tapiero		•
W. Anthony Vernon		Chair
Number of Committee Meetings Held in Fiscal 2021	6	8	5
(1)	Effective May 24, 2021, Mr. Conway became a member of the Nominating and Corporate Governance Committee and ceased being a member of the Audit Committee.
(2)	Lead Director.
(3)	Effective June 8, 2021, Mr. Rodkin became a member of the Audit Committee and ceased being a member of the Nominating and Corporate Governance Committee.

Director Attendance at Meetings

During fiscal 2021, there were six regular meetings of the Board. Each incumbent director attended at least 75% of the total number of meetings of the Board and each of the Board Committees on which he or she served during fiscal 2021.

Each year, the Board of Directors meets on the same day as the Annual Meeting of Stockholders. Although there is no policy requiring Board members to attend the Annual Meeting of Stockholders, all Board members are encouraged to attend and typically do so. All Board members attended last year’s Annual Meeting of Stockholders.

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Risk Oversight

A summary of the allocation of general risk oversight functions among management, the Board and its Committees is as follows:

Board of Directors

The full Board assesses the Company’s strategic direction and operational risks throughout the year. In addition, management annually provides the Board with a review of the strategic risk assessment which highlights the enterprise risks and major trends that may impact business functions and the Company’s overall risk profile, with recommendations for responsive action on enterprise risks. These plans and related risks are monitored throughout the year as part of the regular financial, operating and performance reports given to the Board and Board Committees by management. McCormick’s Chief Risk Officer works with Company personnel representing multiple functional and regional areas within the Company to provide broad oversight of the process and our enterprise risks. In addition to helping assess enterprise risk issues and major trends that may impact business functions, operating units, and the Company’s overall risk profile, the strategic risk management process also entails (i) reviewing the Company’s enterprise risk management framework, including risk identification and assessment, and recommending responsive actions on enterprise risk issues, as needed; and (ii) discussing the quality of business processes and practices at the Company, and reviewing how the Company will achieve its objectives within the enterprise risk framework.

In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.

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Audit Committee

The Board has designated the Audit Committee to take the lead in overseeing the risk management process. The Audit Committee makes regular reports to the Board regarding briefings by management and advisors as well as the Committee’s own analysis and conclusions regarding the adequacy of the Company’s risk management process.

Compensation and Human Capital Committee

The Compensation and Human Capital Committee considers the relationship between the Company’s compensation policies and practices for all employees and risk, including whether such policies and practices encourage imprudent risk taking, and/or would be reasonably likely to have a material adverse effect on the Company. In performing its responsibilities, the Committee receives regular reports on compensation matters and from the Committee’s independent compensation consultant. In 2021, the Compensation and Human Capital Committee evaluated the current risk profile of our executive and broad-based compensation programs, as discussed below in “Performance-Based Compensation and Risk.” Additionally, the Compensation and Human Capital Committee reviewed the Company’s incentive plans (executive and broad-based) to determine if any practices might encourage excessive risk taking on the part of senior executives. The Committee noted features of the Company’s incentive plans (executive and broad-based) that mitigate risk, including the use of multiple measures in our annual and long-term incentive plans, Compensation and Human Capital Committee discretion in payment of incentives in the executive plans, use of various types of long-term incentives, payment caps, significant stock ownership guidelines, and our clawback policy. In light of these analyses, the Compensation and Human Capital Committee believes that the Company’s compensation programs (executive and broad-based) provide multiple effective safeguards designed to protect against undue risk. The Committee is also responsible for overseeing human capital management practices, including review of related human capital disclosure in the Company’s Form 10-K for each fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee oversees risks related to corporate governance and Board composition and succession. The Committee establishes criteria (for approval of the Board) for the selection of nominees for election to the Board, and reviews, evaluates and makes recommendations to the Board about its Committee structure and operations to ensure a commitment to effective governance. The Committee also has oversight of risks related to ESG matters.

Stock Ownership and Service on Other Boards

Each non-management director is expected to acquire, within five years after his or her election to the Board, a number of shares having a value at least equal to five times the annual retainer paid to such member for service on the Board. The annual retainer was $90,000 during 2021. The annual retainer is paid in quarterly installments with the first quarterly installment upon election to the Board being paid in Common Stock to assist in meeting the Company’s stock ownership expectations (subsequent quarterly payments are paid in cash). Such ownership must thereafter be maintained while serving on the Board.

No director of the Company may serve on the boards of more than four other publicly traded companies while also serving on McCormick’s Board; however, if such director also serves as the Company’s CEO then he/she is further limited to serving on only one other board of a publicly traded company while also serving on McCormick’s Board.

All nominees are currently in compliance with these Board membership requirements. With respect to the stock ownership requirement, Ms. Bramman, who joined the Board in 2020, has until 2025 to comply.

Compensation and Human Capital Committee Interlocks and Insider Participation

No member of the Compensation and Human Capital Committee is, or during fiscal 2021 was, an officer or an employee of McCormick or any of its subsidiaries, and no Committee member has any interlocking relationship with McCormick which is required to be reported under applicable rules and regulations of the SEC. For a discussion of insider participation in certain transactions, see “Procedure Regarding Transactions with a Related Person” above.

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Compensation of Directors*

The following table sets forth the compensation earned by the non-management directors for services rendered during the fiscal year ended November 30, 2021:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)	Total ($)
Anne L. Bramman	90,000	100,084	60,000	250,084
Michael A. Conway	90,000	100,084	60,000	250,084
Freeman A. Hrabowski, III	105,000	100,084	60,000	265,084
Patricia Little	90,000	100,084	60,000	250,084
Michael D. Mangan	115,000	100,084	60,000	275,084
Maritza G. Montiel	110,000	100,084	60,000	270,084
Margaret M.V. Preston	90,000	100,084	60,000	250,084
Gary M. Rodkin	90,000	100,084	60,000	250,084
Jacques Tapiero	90,000	100,084	60,000	250,084
W. Anthony Vernon	110,000	100,084	60,000	270,084
*	Lawrence E. Kurzius, Chairman, President & CEO, is a member of the Board of Directors and was also an executive officer of the Company during fiscal 2021. Mr. Kurzius’ compensation for fiscal 2021 is set forth below under “Compensation of Executive Officers.”
(1)	Amounts shown include fees deferred at the election of the director, pursuant to the Company’s Non-Qualified Retirement Savings Plan, as follows: Dr. Hrabowski – $105,000; and Mr. Tapiero – $90,000.
(2)	Amounts shown represent the aggregate grant date fair values computed in accordance with FASB ASC Topic 718 for each director. Awards include grants of RSUs (Stock Awards) and options (Option Awards) under the 2013 Omnibus Incentive Plan. For a discussion of the assumptions used in determining these values, see Note 12 to our 2021 financial statements in our Annual Report on Form 10-K for the fiscal year ended November 30, 2021.
(3)	Amounts shown include RSUs granted in 2021 and deferred at the election of the following directors: Dr. Hrabowski - $100,084, Ms. Little - $100,084, Ms. Preston - $100,084, and Ms. Montiel - $100,084.

Options and RSUs

The following chart sets forth the number of exercisable and unexercisable options (exercisable for Common Stock and Common Stock Non-Voting, as indicated) and unvested RSUs held by each non-management director that served during fiscal 2021, as of November 30, 2021:

	Exercisable Options		Unexercisable Options		Unvested RSUs
Name	Common Stock	Common Stock Non-Voting	Common Stock	Common Stock Non-Voting	Common Stock	Common Stock Non-Voting
Anne L. Bramman	4,524	0	3,268	0	1,139	0
Michael A. Conway	14,800	0	3,268	0	1,139	0
Freeman A. Hrabowski, III	71,616	0	3,268	0	1,139	0
Patricia Little	51,616	0	3,268	0	1,139	0
Michael D. Mangan	61,616	0	3,268	0	1,139	0
Maritza G. Montiel	31,616	0	3,268	0	1,139	0
Margaret M.V. Preston	50,436	0	3,268	0	1,139	0
Gary M. Rodkin	21,616	0	3,268	0	1,139	0
Jacques Tapiero	51,616	0	3,268	0	1,139	0
W. Anthony Vernon	21,320	0	3,268	0	1,139	0

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Narrative to the Director Compensation Tables

Directors who are employees of McCormick do not receive any fees for their service as a director. Mr. Kurzius was an employee of the Company during the whole of fiscal 2021.

The cash components of non-management director compensation are paid in equal quarterly installments and are comprised of: (i) an annual retainer of $90,000, with the first quarterly installment upon election to the Board is paid in Common Stock and subsequent quarterly payments paid in cash); (ii) for a director who serves as the Lead Director an additional annual retainer of $25,000, (iii) for a director who serves as Chair of the Audit Committee or the Compensation and Human Capital Committee, an additional annual retainer of $20,000; and (iv) for a director who serves as Chair of the Nominating and Corporate Governance Committee an additional retainer of $15,000.

In addition, non-management directors received an annual option grant in whole shares of Common Stock approximating the value of $60,000 under the 2013 Omnibus Incentive Plan. The shares subject to these options vest in full on March 15 of the year following the year in which the grant date occurs, provided that the director continues to serve on the Board until such date. Non-management directors also received an annual RSU grant in whole shares approximating the value of $100,000. The RSUs vest in full on March 15 of the year following the year in which the grant date occurs, provided that the director continues to serve on the Board until such date. All outstanding stock options become fully exercisable and all outstanding RSUs vest in the event of disability or death of the participant, or a change in control of McCormick, while the director is serving on the Board.

Directors are eligible to participate in the McCormick Non-Qualified Retirement Savings Plan. Pursuant to this plan, directors may elect to defer anywhere from 10% to 100% of their cash Board fees. McCormick makes no contributions to the Directors’ Non-Qualified Retirement Savings Plan accounts. For all plan participants, including directors, the deferred amounts are recorded in a notional deferred compensation account and change in value based upon the gains and losses of benchmark fund alternatives (one of which tracks the performance of McCormick stock) selected by the participant. Plan participants may generally elect to change their fund choices at any time (there are certain restrictions applicable to participants subject to Section 16 of the Exchange Act). Director participants may elect the deferred amounts plus earnings to be distributed either six months following retirement from the Board or on an interim distribution date. Distributions upon retirement are paid in either a lump-sum or in 5 year, 10 year, 15 year or 20 year installments, based on the director’s distribution election. Interim distributions are paid on a lump-sum basis and must occur at least four years from the date of the deferral election. If a director leaves the Board prior to the interim distribution date, then his or her plan balance will be paid as indicated in the retirement distribution election. Participants may make a change to their distribution election subject to the requirements of the plan and Section 409A of the Internal Revenue Code. Amounts deferred under the Non-Qualified Retirement Savings Plan are held in a “rabbi” trust and remain subject to the claims of McCormick’s creditors until they are paid.

Prior to the grant of RSUs, directors may elect to defer receipt of the underlying Common Stock upon vesting. If the director so elects, the director will not be considered the owner of the underlying Common Stock and will not receive voting rights or dividends on the Common Stock until the deferral period expires, which is a date specified by the director or six months after the director’s departure from the Board. At the expiration of the deferral period, the director becomes the owner of the underlying Common Stock.

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PROPOSAL 1
Election Of Directors

Director Nominees

The persons listed in the following table have been nominated by the Board for election as directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. All nominees currently serve as directors. Management has no reason to believe that any of the nominees will be unavailable for election. In the event a nominee is unable to serve on the Board, or will not serve for good cause, the proxy holders will have discretionary authority for the election of any person to the office of such nominee. Alternatively, the Board may elect to reduce the size of the Board.

The following table shows the names of all nominees, the principal occupation and business experience of each nominee during the last five years, and, as of the Record Date, the amount of McCormick common stock beneficially owned by each nominee, and the directors and executive officers of McCormick as a group, and the nature of such ownership. Except as shown in the table or footnotes, no nominee or executive officer beneficially owns more than 1% of either class of McCormick Common Stock.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present in person or by proxy at a meeting at which a quorum is present is required for the election of each nominee. For purposes of this proposal, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

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Director Nominees

		Amount and Nature of Beneficial Ownership(1)
Name	Principal Occupation & Business Experience	Common		Common Non-Voting
Anne L. Bramman	Chief Financial Officer, Nordstrom, Inc. (2017 to present); Senior Vice President and Chief Financial Officer, Avery Dennison Corp. (2015 to 2017)	6,256 4,524	(2)	0 0	(2)
Michael A. Conway	Group President, International and Channel Development (2021 to present); Executive Vice President & President, International Licensed Markets (2020 to 2021); Executive Vice President & President, Canada (2018 to 2020); President, Licensed Stores, U.S. and Latin America (2016 to 2018); Starbucks Corporation	26,648 14,800	(2)	0 0	(2)
Freeman A. Hrabowski, III	President, University of Maryland, Baltimore County (1992 to present)	189,667 106,536 1.1%	(2)	5,132 4,234	(2)
Lawrence E. Kurzius	Chairman, President & CEO (2017 to present); President & CEO (2016 to 2017); Chief Operating Officer & President (2015 to 2016); President – Global Consumer (2013 to 2016); McCormick & Company, Incorporated	1,311,050 997,754 7.0%	(2)	0 0	(2)
Patricia Little	Retired Executive (2019 to present); Senior Vice President and Chief Financial Officer, The Hershey Company (2015 to 2019)	72,910		1,392	(3)
		54,462	(2)	0	(2)
Michael D. Mangan	Retired Executive (2010 to present); President, Worldwide Power Tools and Accessories, The Black & Decker Corporation (2008 to 2010)	98,614 61,616	(2)	4,234 0	(2)
Maritza G. Montiel	Retired Executive (2014 to present); Deputy Chief Executive Officer & Vice Chairman, Deloitte LLP (2011 to 2014)	33,772 33,772	(2)	5,000 0	(2)
Margaret M.V. Preston	Managing Director, Cohen Klingenstein LLC (2021 to present); Retired Executive (2019 to 2021); Managing Director, Private Wealth Management, TD Bank (2014 to 2019)	157,120 58,360	(2)	15,057 1,490	(2)
Gary M. Rodkin	Retired Executive (2015 to present); Chief Executive Officer, ConAgra Foods, Inc. (2005 to 2015)	28,944 21,616	(2)	0 0	(2)
Jacques Tapiero	Retired Executive (2014 to present); Director, Esteve – Spain (2016 to present); Senior Advisor, McKinsey & Company LLC (2014 to present)	75,522 51,616	(2)	2,620 0	(2)
W. Anthony Vernon	Retired Executive (2015 to present); Senior Advisor and Executive Director (2014 to 2015), Kraft Foods Group, Inc.	28,364 21,320	(2)	0 0	(2)
Directors and Executive Officers as a Group (16 persons)		3,200,305 2,297,804 15.9	(2) %	41,943 5,724	(2)
(1)	Includes (i) shares of Common Stock and Common Stock Non-Voting beneficially owned by directors and executive officers alone or jointly with spouses, minor children, and relatives (if any) who have the same home as the director or executive officer; (ii) shares of Common Stock that are beneficially owned by virtue of participation in the McCormick 401(k) Retirement Plan: Mr. Kurzius – 14,473, executive officers as a group – 23,736; and (iii) shares of Common Stock which are beneficially owned by virtue of participation in the Non-Qualified Retirement Savings Plan: Dr. Hrabowski – 24,943; Mr. Kurzius – 29,614 Ms. Preston – 24,315; and Mr. Tapiero – 2,445.
(2)	Number of shares included in the above number which can be acquired within 60 days of the Record Date pursuant to the exercise of stock options and/or the vesting of RSUs and/or shares earned under the LTPP. The amount shown for Mr. Kurzius also includes 122,690 shares of Common Stock held in a trust controlled by an independent trustee, which shares Mr. Kurzius could reacquire within 60 days of the Record Date.
(3)	Includes 402 shares held for a family member in a separate household over which Ms. Little exercises voting and investment control.

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Executive Officers

Named Executive Officers

The following table shows the names, ages and positions of the executive officers named in the Summary Compensation Table (the “Named Executive Officers”), and, as of the Record Date, the amount of Common Stock and Common Stock Non-Voting beneficially owned by each such executive officer, and the nature of such ownership. Except as shown in the table, no executive officer owns more than 1% of either class of McCormick common stock. Mr. Kurzius is also included in the director nominee table.

		Amount and Nature of Beneficial Ownership(1)
Name	Principal Position	Common		Common Non-Voting
Lawrence E. Kurzius Age 63	Chairman, President & CEO	1,311,050 997,754 7.0%	(2)	0 0	(2)
Michael R. Smith Age 57	Executive Vice President & Chief Financial Officer (2016 to present); Senior Vice President, Corporate Finance (2015 to 2016); McCormick & Company, Inc.	245,386 168,340 1.4	(2) %	5,098 0	(2)
Brendan M. Foley Age 56	President, Global Consumer, Americas and Asia (2020 to present); President, Global Consumer and Americas (2017 to 2020); President, Global Consumer and North America (2016 to 2017); President, North America (2015 to 2016); McCormick & Company, Inc.	318,364 251,466 1.8	(2) %	702 0	(2)
Jeffery D. Schwartz Age 52	Vice President, General Counsel & Secretary (2014 to present); McCormick & Company, Inc.	167,072 123,796	(2)	406 0	(2)
Malcolm Swift Age 61	President, Global Flavor Solutions, EMEA and Chief Administrative Officer (2020 to present); President, Global Flavor Solutions and McCormick International (2018 to 2020); President, Global Industrial and McCormick International (2016 to 2018); President, Global Industrial (2015 to 2016); McCormick & Company, Inc.	286,707 217,482 1.6	(2) %	566 0	(2)
(1)	Includes: (i) shares of Common Stock and Common Stock Non-Voting beneficially owned by the executive officers alone or jointly with spouses, minor children and relatives (if any) who have the same home as the executive officer; (ii) shares of Common Stock which are beneficially owned by virtue of participation in the McCormick 401(k) Retirement Plan: Mr. Kurzius – 14,473 and Mr. Smith – 9,263; and (iii) shares of Common Stock which are beneficially owned by virtue of participation in the Non-Qualified Retirement Savings Plan: Mr. Kurzius – 29,614 and Mr. Foley – 5,165.
(2)	Number of shares included in the above number which can be acquired within 60 days of the Record Date pursuant to the exercise of stock options and/or the vesting of RSUs and/or shares earned under the LTPP.

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COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Introduction

The purpose of this Compensation Discussion and Analysis (“CD&A”) is to provide stockholders with a description of the material elements of McCormick’s compensation program for its executive officers, including the Named Executive Officers, for fiscal 2021 and the policies and objectives which support the program. The compensation details are reflected in the compensation tables and accompanying narratives which follow.

The CD&A is divided into the following sections:

•	Executive Summary
•	Our Executive Compensation Philosophy and Practices
•	Overview of Our Executive Compensation Program for Fiscal 2021
•	How We Determined Executive Compensation for Fiscal 2021
•	Elements of Executive Compensation
•	Performance-Based Compensation and Risk

Executive Summary

2021 was a year in which the COVID-19 pandemic continued to create uncertainty and present challenges despite rollouts of vaccines globally, with emerging variants and the associated risk of business disruption. Learning from our experiences in 2020, we implemented strong foundational practices related to our people and business to help us successfully operate in this “new normal” as we accelerate growth and emerge stronger. Once again, our focus on growth, performance, and people led to strong financial and operating performance on both an absolute and relative basis. Three key priorities implemented in 2020 continue to be fundamental to our success:

•	First, ensuring the health and safety of all employees and the quality and integrity of our products;
•	Second, maintaining business continuity; keeping our brands and our customers brands in supply as we continue to be essential to the world’s food supply; and,
•	Third, ensuring that McCormick emerges stronger from the pandemic.

In all that they do, our employees demonstrate every day our committed focus on growth, performance, and people as we continue to drive strong long-term results which generated double-digit stockholder returns over the past 1-, 5-, 10- and 20-year periods.

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The outcomes under our variable pay programs reflect these achievements and demonstrate the stretch goals set for our Named Executive Officers.

•	Annual incentive awards in respect of fiscal 2021 ranged from 124% to 181% of target; and
•	Fiscal 2021 Long-Term Performance Plan awards made in December 2018 vested, in aggregate, at 200% of target.

In fiscal 2021, the Compensation and Human Capital Committee continued to focus on ensuring ongoing alignment with our compensation philosophy, the design of our executive compensation programs, and the interests of our stockholders. Key decisions made by the Committee in respect of fiscal 2021 are summarized below.

CEO compensation

As part of our standard annual compensation process for all employees, including Named Executive Officers, the Compensation and Human Capital Committee approved adjustments to Mr. Kurzius’ 2021 compensation. These adjustments recognize his strong individual performance and the Company’s market-leading performance under his leadership, and continue to improve the competitiveness of his total compensation relative to market. His annual base salary and target annual incentive were unchanged at $1.25 million, and 150% of base salary ($1.875 million) respectively. His long-term incentive target was increased to $8.1 million (26.6%), resulting in target total compensation of $11.225 million. The Committee is continuously focused on aligning pay with performance and the experience of our stockholders and this is reflected in increases to the CEO’s target compensation being limited to equity based pay.

Other Named Executive Officer compensation

The Compensation and Human Capital Committee also approved adjustments to the compensation levels for the other Named Executive Officers effective in April 2021. These adjustments equated to increases in target total compensation ranging from 6.1% to 32.8% for fiscal 2021 relative to fiscal 2020. Thematically consistent with the CEO, increases were primarily delivered via increases in target equity values, which are earned based on performance. In approving these adjustments, the Committee took into account individual and Company performance, as well as the general market competitiveness of compensation levels to deliver market-leading performance benefiting our stockholders, employees and customers.

Long-term incentive compensation

As part of a continued commitment to pay for performance alignment, the Compensation and Human Capital Committee approved a change in the long-term incentive vehicles for 2021 for executive officers. Since 2018 the annual long-term incentive awards have been delivered in a mix of performance-based awards (50%) and time-based awards (50%), with the latter delivered equally in stock options and restricted stock units. Effective for fiscal 2021, time-based awards are being made entirely in the form of stock options. This change underscores our commitment to sustainable long-term growth, reinforces our commitment to pay for performance and means that for any value to be earned McCormick’s stock price must increase, thus increasing the alignment of executive and stockholder interests.

Our Executive Compensation Philosophy and Practices

The core philosophy of McCormick’s executive compensation program is to pay for performance and retain key talent. McCormick’s compensation program is designed to align McCormick’s executive compensation with our five guiding principles and long-term stockholder interests. Our executive compensation program includes elements with 1-, 3-, 5- and 10-year time horizons, along with a varied mix of payout factors tied to these elements to ensure that compensation is not focused on any one area above others, mitigating risk and ensuring a well-balanced recognition of both annual and long-term performance. McCormick’s compensation policy is based on the following compensation principles:

•	We must pay competitively – both as to the amount and type of compensation we offer in order to attract and retain our executive talent.
•	A substantial portion of each executive’s total compensation should be performance-based and dependent on the achievement of financial and other performance goals over both the short and longer term.
•	The financial performance goals should be drivers of stockholder value over the short and longer term, such as sales growth, and EPS.

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The framework of our executive compensation programs includes the governance features and other specific elements discussed below:

Compensation Practice	Pursued at McCormick?	Best Practice
Independent Compensation and Human Capital Committee and Consultant	YES. McCormick’s Compensation and Human Capital Committee is comprised solely of independent directors. The Committee also engages an independent compensation consultant, Willis Towers Watson (WTW), to provide data, insight and advice. WTW (i) is retained directly by the Committee; (ii) performs little or no consulting or other services for McCormick; and (iii) is independent with no conflicts of interest with regard to the work performed.
Compensation Risk Assessments	YES. The Compensation and Human Capital Committee’s annual review and approval of McCormick’s compensation strategy includes a review of compensation-related risk management. In this regard, the Compensation and Human Capital Committee annually considers the relationship between the Company’s overall compensation policies and practices for employees, including executive officers, and risk, including whether such policies and practices (i) encourage imprudent risk taking, and/or (ii) would be reasonably likely to have a material adverse effect on the Company. The Committee believes that the Company’s compensation programs (executive and broad-based) provide multiple and effective safeguards to protect against undue risk.
Favorable Risk Assessment for Fiscal 2021	YES. WTW assessed the Company’s compensation policies and practices in fiscal 2021 and concluded that they do not motivate imprudent risk taking. The Compensation and Human Capital Committee reviewed and agreed with this assessment.
Limited Perquisites and No Tax Gross-Ups	YES. The Named Executive Officers receive a limited number of personal benefits and the Company does not provide tax gross-ups for personal benefits, meaning these benefits are fully taxable to the recipient.
Employment Agreements	NO. McCormick’s executive officers do not have employment agreements, except where legally required, and do not have guaranteed levels of compensation.
Pledging, Hedging or Speculative Trading	NO. Executive officers are prohibited from pledging or hedging their McCormick stock (see discussion above under “Corporate Governance Guidelines”) and are prohibited from engaging in short sales or equivalent transactions in McCormick stock.
Stock Ownership	YES. To further align the long-term interests of our executives and our stockholders, our Board has established stock ownership guidelines applicable to our CEO and executive officers.
Clawback Policy	YES. McCormick’s 2022 Omnibus Incentive Plan (and the prior 2013 and 2007 Omnibus Incentive Plans) outlines circumstances under which share-based and cash-based awards made under that plan may be forfeited, annulled, and/or reimbursed to McCormick, as described below.
Focus on Performance-Based Compensation	YES. The Compensation and Human Capital Committee endeavors to structure the executive compensation program so that each executive’s compensation is comprised of a majority of elements that are performance-based, including our annual incentive plan, LTPP and long-term equity incentive plan.
Pay and Performance Alignment Assessment	YES. Each year the pay of McCormick’s CEO and performance of the Company is compared to CEO pay and performance at our peer companies. The analysis conducted by WTW in fiscal 2021 demonstrated strong alignment between pay and performance.
Cap on Performance-Based Compensation	YES. There is a cap for executive officer incentive payments made under the annual performance-based compensation and long-term incentive programs, and no payment is guaranteed under any incentive plans.

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Overview of Our Executive Compensation Program for Fiscal 2021

During fiscal 2021, the primary elements of compensation earned by each of our Named Executive Officers consisted of base salary, an annual incentive cash payment, annual long-term incentive awards in the form of performance based equity grants and stock options, a limited number of personal benefits, and retirement benefits earned under our qualified retirement plans, our defined benefit pension plan, closed and frozen effective December 1, 2018 (Messrs. Kurzius, Smith, and Schwartz were the historic participants in the Company’s defined benefit plan), and supplemental executive retirement plan, frozen effective February 1, 2017 (Messrs. Kurzius and Smith were the historic participants in the Company’s supplemental executive retirement plan).

The elements of the Executive Compensation Program described in the table below apply as stated to our US-based executive officers and it is our intent to follow our compensation principles and to provide similar benefits, where available and appropriate, to those executive officers located outside of the US. In 2021, Malcolm Swift remained based in the UK and therefore subject to country-specific differences in benefits.

OVERVIEW OF EXECUTIVE COMPENSATION PROGRAM FOR FISCAL 2021

	Element	Objective	Key Features
Annual Cash Compensation	Base Salary	Provide a competitive annual fixed level of cash compensation.

•  On average, represents about 25% of compensation.

•  Adjustments are based on individual performance, company performance, role scope, and internal equity, and informed by practices in our Market Group.

	Annual Performance-Based Incentive Compensation	Motivate and reward executive contributions in producing annual financial results.	• Annual incentive cash payments are based on a formula that includes adjusted EPS growth, net sales and adjusted operating income growth, adjusted for working capital charges and currency impact.
Long-Term Incentive Plan	Long-Term Performance Plan	Retain executives and align their compensation with the Company’s key financial goals to drive stockholder value over time.

•  Awards represent 50% of the overall annual long- term incentive mix.

•  Awards based on the achievement of cumulative growth in net sales and relative TSR over the three-year performance period.

•  Annual grants of three-year overlapping cycles.

•  Earned awards granted in PSUs.

	Long-Term Equity Incentive Program	Retain executive officers and align their interests with our stockholders.

•  Awards represent 50% of the overall annual long- term incentive mix.

•  Awards made in the form of stock options effective April 2021 (previously RSUs and stock options).

•  Awards generally vest at a rate of one-third per year or, if earlier, upon the retirement eligibility date of the holder.

Value Creation Acceleration Program	McCormick Value Creation Acceleration Program	Create significant value for stockholders with sustained shareholder return over a five year period and reward executive leaders for transformational stock price performance.

•  One-time grant on November 30, 2020.

•  Three-year service requirement.

•  Five-year performance period.

•  Three equally weighted stock price growth performance objectives of 60%, 80%, and 100%.

•  Ten-year stock option term.

•  Unvested awards on December 1, 2025 will be cancelled.

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	Element	Objective	Key Features
Retirement Benefits	Pension Plan (Defined Benefit) and 401(k) Retirement Plan (Defined Contribution)	Provide retirement income for employees.

•  Tax qualified defined benefit pension plan (closed and frozen on December 1, 2018) in which many of our US employees, including some Named Executive Officers, are eligible to participate. Plan formula is based on age, years of service, and cash compensation.

•  The Company provides a match in the defined contribution 401(k) plan of up to 5% of eligible compensation.

	Supplemental Executive Retirement Plan (Defined Benefit) (“SERP”)	Provide retirement income for eligible executives to replace a reasonable percentage of their annual pre- retirement income.

•  The plan was frozen on February 1, 2017.

•  For eligible executives who are age 50 and over, included annual compensation over IRS limit and incentive bonus in the benefit calculation.

•  For certain executive officers, including some Named Executive Officers, included one additional month of service credit for each month of service in the SERP between ages 55 and 60 up to a five year maximum.

•  For participants, including some Named Executive Officers, who were eligible for the SERP, the Company made an annual contribution in FY17 through FY20 to their Non-Qualified Retirement Savings Plan based on their age, service and eligible compensation in excess of the IRS limit.

	Non-Qualified Retirement Savings Plan (formerly the Deferred Compensation Plan)	Provide retirement savings vehicles to executives in a tax-efficient manner.

•  Effective February 1, 2017, the plan was implemented in connection with the SERP freeze.

•  Participants, including Named Executive Officers, may elect to defer up to 80% of salary and annual incentive into a non-qualified deferred compensation plan.

•  Employees, including the Named Executive Officers, that have compensation in excess of the IRS limit, receive an annual contribution by McCormick into their deferred compensation account equal to 3% of the compensation amount in excess of the IRS limit. The Company makes a matching contribution of up to 5% of eligible compensation, with respect to deferred compensation that exceeded the IRS limit.

	McCormick (UK) Limited Pension & Life Assurance Plan (Defined Benefit)	Provide retirement income for employees based in the U.K.

•  Defined benefit, contributory pension plan.

•  Plan formula is based on final pensionable salary and length of service in the plan.

•  Plan closed to new employees in 2003 and frozen on December 31, 2016.

Personal Benefits	Automobile & Executive Benefit Allowances	Support executive with transportation, financial planning and wellness benefits.	• Combination of fixed monthly cash amounts and financial counseling services, all of which are fully taxable to the executive.
	Company Airplane	Available primarily for business use by executive officers to provide for security, confidentiality, and efficiency of travel time.	• The value of any personal use of the Company airplane (such as spouse travel) is imputed as income to the executive. • The executive is fully responsible for all taxes on such imputed amount.

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How We Determined Executive Compensation for Fiscal 2021

The Compensation and Human Capital Committee of the Board of Directors administers the compensation program for McCormick’s executive officers, including the Named Executive Officers. The Committee applies the executive compensation principles listed above when approving pay for each individual executive officer. In determining the compensation of the Company’s executive officers, the Committee is assisted by an independent compensation consultant retained directly by the Committee.

The Compensation and Human Capital Committee annually reviews and approves each element of compensation. If necessary, the Compensation and Human Capital Committee adjusts individual elements of compensation to achieve an overall total targeted compensation that it believes is market competitive and consistent with our compensation philosophy and objectives. In its deliberations, the Committee reviews data prepared by the independent consultant on pay levels and pay mix in relevant peer companies, referred to as our “Market Group” (see details of the constituent companies for fiscal 2021 target pay decisions in this section below). The Committee also reviews tally sheets for each executive officer, which summarize the elements of compensation noted above, the total estimated payments upon retirement, and the total estimated payments upon involuntary termination from McCormick.

Market data

In making decisions, the Compensation and Human Capital Committee references market data for two groups:

	Purpose	Key Features
Market Group	Provide insights into total compensation levels and design within companies with which McCormick competes for talent and which are similar in size and business operations

Comprises companies that:

•  Operate in similar industries to McCormick

•  Publicly listed on a U.S. stock exchange

•  Have significant operations outside the U.S.

•  Are a similar size to McCormick in terms of revenue and market cap

•  Compete with McCormick for talent

•  Have known brand names

Peer Group	Provide insights into current and historic financial information, such as EPS, sales growth and TSR to inform short-term and long-term goal-setting	Comprises companies that are: • Competitors for customers • Competitors for investors • Subject to similar macro-economic factors

The Compensation and Human Capital Committee believes that it is appropriate to use two separate peer groups. This reflects the reality that there are larger companies against whom we compare performance, but that are too large to be appropriate for compensation comparisons and that there are companies we compete with for talent that are subject to different sub-industry challenges. While the Market Group data gives the Committee insight into the range of compensation in the competitive market and a general understanding of marketplace compensation practices and policies, the Committee does not use Market Group data to “benchmark” to a targeted percentile for total compensation or any specific element of compensation for our executive officers.

There were no changes to the constituents of either group for fiscal 2021. Companies are reviewed annually for inclusion or removal from the Market and Peer Groups based on their relevance across a set of criteria, with industry relevance and the extent to which we compete for executive talent being the primary drivers for inclusion in these groups.

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The groups approved for fiscal 2021 compensation decisions were as follows:

Market Group Only	Market and Peer Groups	Peer Group Only
Brown-Forman Corporation	Campbell Soup Company	Kraft Heinz Company
Constellation Brands Inc.	Church & Dwight Co., Inc.	Mondelez International
Molson Coors Brewing Company	The Clorox Company	Tyson Foods, Inc.
ConAgra Brands, Inc.
Flowers Foods, Inc.
Fresh Del Monte Produce Inc.
General Mills, Inc.
While these Market Group companies are relevant from a talent standpoint, the Committee believes they are subject to sufficiently different macro-economic and industry factors that make them inappropriate performance comparisons for our executive officers	The Hain Celestial Group Inc.	While these Peer Group companies are competitors for talent, the Committee believes they are too large to make appropriate compensation comparisons for our executive officers
The Hershey Company
Hormel Foods Corporation
The J. M. Smucker Company
Kellogg Company
Keurig Dr. Pepper (new)
Lamb Weston Holdings, Inc.
Monster Beverage Corporation
Post Holdings, Inc.
TreeHouse Foods

Views of stockholders

The Compensation and Human Capital Committee also considered the results of the advisory vote by stockholders on the “say-on-pay” proposal presented to stockholders at the March 31, 2021 Annual Meeting. As reported in the Company’s Form 8-K, filed with the SEC on April 2, 2021, stockholders expressed significant support for the compensation program offered to the Company’s Named Executive Officers with over 97% of votes cast in favor. Accordingly, the Committee made no direct changes to the Company’s executive compensation program as a result of the say-on-pay vote. For fiscal 2021, the Company’s executive compensation program continued to focus on pay for performance, alignment of executive interests with those of McCormick’s stockholders, and achieving balance between offering annual and long-term incentives without creating improper risks. The Committee will continue to consider the results of stockholders’ advisory votes on executive compensation when making decisions about our executive compensation program.

Independent Consultant

Pursuant to its Charter, the Compensation and Human Capital Committee has the sole authority to retain and terminate the services of any outside compensation advisers to the Committee. For fiscal 2021, the Compensation and Human Capital Committee continued to retain Willis Towers Watson to provide advice to the Committee on general program design and best practices, as well as to assist the Committee in assessing McCormick’s programs and the levels of compensation for our executive officers and directors, relative to the Market Group identified above. The independent compensation consultant reports directly to the Committee. The Compensation and Human Capital Committee assessed the work performed by Willis Towers Watson and determined that it was independent, and that the work and advice provided did not raise any conflict of interest. While Willis Towers Watson performed the general competitive review for pay decisions effective in fiscal 2021, as requested by the Committee, it did not determine the amount or form of compensation with respect to McCormick’s executive officers.

CEO Recommendations

The compensation of every McCormick employee, including each Named Executive Officer, is influenced in large part by the responsibilities of the position and the need to ensure that employees having similar job responsibilities are paid equitably, with consideration for individual performance. For fiscal 2021, Mr. Kurzius provided recommendations to the Compensation and Human Capital Committee with respect to the base salary amounts, performance targets for the annual and long-term incentive programs, and any adjustments to the value of long-term awards for each Named Executive Officer (other than himself).

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These recommendations were based on the Market Group data reviewed by the Committee and Mr. Kurzius’ assessment of the executive’s relative experience, overall performance, and impact on the accomplishment of McCormick’s financial goals and strategic objectives during the prior year. While the Compensation and Human Capital Committee took Mr. Kurzius’ recommendations under advisement, it independently evaluated the pay recommendations for each executive officer and made all final compensation decisions in accordance with its formal responsibilities as defined in its Charter.

The Company’s CEO does not make any recommendations as to his own compensation and such decisions are made solely by the Compensation and Human Capital Committee with the advice of its independent consultant. The Compensation and Human Capital Committee determined Mr. Kurzius’ compensation, including base salary, performance targets and the value of the annual and long-term awards privately in executive session.

Aside from the Company’s CEO, no executive officer of McCormick determined or provided the Committee with recommendations regarding the amount or form of executive or director compensation during fiscal 2021.

Elements of Executive Compensation

MARKET GROUP EXECUTIVE OFFICERS PAY MIX	McCORMICK EXECUTIVE OFFICERS PAY MIX

1.	Annual Cash Compensation and Long-Term Incentives

Base Salaries

Adjustments to base salaries are considered annually, but there is no guarantee that base salary will increase in any given year. In light of McCormick’s continued superior growth and achievement of key strategic initiatives the Committee elected to make adjustments to base salaries for certain executive officers in 2021.

The determination of our Named Executive Officer’s compensation considers factors such as our compensation philosophy, individual performance, company performance, retention, succession planning, scope of role, experience, and the positioning of McCormick’s executive total compensation levels relative to market.

The following base salaries were approved in November 2020 and took effect from April 1, 2021:

Name	Base Salary	Prior Base
Lawrence E. Kurzius	$1,250,000	$1,250,000
Michael R. Smith	$725,000	$680,000
Brendan M. Foley	$800,000	$770,000
Jeffery D. Schwartz	$610,000	$560,000
Malcolm Swift	£500,000	£475,000

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Annual Performance-Based Incentive Compensation

In accordance with McCormick’s 2013 Omnibus Incentive Plan, the annual incentive program for executive officers, in which our Named Executive Officers participate, consists of an annual incentive pool that shall not exceed 2.5% of McCormick’s net income for the year. At the beginning of each year, the Compensation and Human Capital Committee establishes the maximum percentage of the pool that each will be eligible to earn, and the sum of these percentages cannot exceed 100% of the pool. The maximum award achievable by any individual is two-times their respective target opportunity.

Target annual incentive award values are established annually for the CEO and other Named Executive Officers, and considered as part of the Compensation and Human Capital Committee’s annual review of total target compensation. Only one Named Executive Officer had a changed target opportunity for fiscal 2021:

Name	Target Annual Incentive Opportunity (% of Salary)	Prior Target Annual Incentive Opportunity (% of Salary)
Lawrence E. Kurzius	150%	150%
Michael R. Smith	100%	100%
Brendan M. Foley	100%	100%
Jeffery D. Schwartz	85%	75%
Malcolm Swift	100%	100%

As in prior years, for fiscal 2021 the performance metrics approved reflect the role and responsibilities of the executive officer.

Named Executive Officer Population	Named Executive Officers	Fiscal 2021 Performance Factors and Weightings
Enterprise responsibility	Lawrence E. Kurzius Michael R. Smith Jeffery D. Schwartz	70% Adjusted EPS* 24% Global McCormick Profit 6% Global Net Sales
Business Unit responsibility	Brendan M. Foley	50% Adjusted EPS* 25% Americas and APZ McCormick Profit 15% Global Consumer McCormick Profit 10% Americas and APZ Net Sales

	Malcolm Swift	50% Adjusted EPS* 25% EMEA McCormick Profit 15% Global Flavor Solutions McCormick Profit 10% EMEA Net Sales

*	The Compensation and Human Capital Committee approved the definition of “Adjusted EPS” for fiscal 2021, which is EPS for the year, adjusted to exclude the impact of special charges, transaction and integration expenses, and a gain on the Company’s sale of an unconsolidated operation. This definition is the same as “Adjusted EPS” as reported in our Form 10-K for the 2021 fiscal year, except that the formulation of “Adjusted EPS” used by the Compensation and Human Capital Committee was determined on a constant currency basis, while the formulation used in the Form 10-K for the 2021 fiscal year was determined on a reported currency basis. As a result, Adjusted EPS growth as used by the Compensation and Human Capital Committee was lower by 1.4% than Adjusted EPS growth as reported in our Form 10-K. The Committee made these adjustments for compensation purposes as it does not want employees to benefit from or be penalized for factors outside of their control.

Performance goals for our annual incentive program were approved by the Compensation and Human Capital Committee based on its analysis of the performance observed in and expected of companies in our Peer Group, because they are the companies against which we assess our financial results, with whom we compete for equity investors and whom we want to outperform. The Committee additionally takes account of McCormick’s own growth, prior year performance, commitments to the market and strategic priorities.

In evaluating the difficulty of achieving the McCormick Profit targets established by the CEO (McCormick Profit is operating profit adjusted by a charge for working capital), the Committee considers both the historic performance of the business units and the overall McCormick Profit targets established by the CEO for the upcoming fiscal year. In 2021, McCormick’s senior executive employees, including the Named Executive Officers, were also measured on net sales goals.

This evaluation is conducted with a view to driving stockholder value, paying our Named Executive Officers competitively, and rewarding superior financial performance. The measure of the difficulty of achieving business unit McCormick Profit targets is illustrated by the fact that the business units led by Messrs. Foley and Swift have not uniformly achieved their McCormick Profit targets from year-to-year and also vary when compared to each other.

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The following table summarizes the fiscal 2021 Adjusted EPS goals approved by the Compensation and Human Capital Committee. The Committee concluded that the threshold performance requirement would equate to delivering EPS consistent with the prior fiscal year, adjusted as noted above. The Committee set the maximum performance requirement that would earn 200% of a Named Executive Officer’s target opportunity at growth of 7.77%, anticipating that this would place McCormick among the highest performers in its Peer Group. Actual Adjusted EPS growth for the year equated to 6.4% which resulted in a payout of 161.1% of target for this portion of the annual incentive.

	Adjusted EPS Metric	Payout
Threshold	Prior Year Level	30%
Target	3.89% Growth	100%
Maximum	7.77% Growth	200%
Payout level	6.4%	161.1%

The other performance goals, while quantifiable, are confidential commercial or financial information, the disclosure of which would cause competitive harm to the Company. The Committee considered the ability to meet or exceed these goals to be at least as difficult as the Adjusted EPS requirements.

The Compensation and Human Capital Committee determined the actual fiscal 2021 annual incentive for each Named Executive Officer using the factors set forth in the following table: (i) the performance metric and respective weight allocated to each metric, as applicable; and (ii) the target annual incentive potential, as a percentage of base salary.

Name	Performance Metric	Target Annual Incentive as a % of Base Salary	Payout Factor %	Actual Annual Incentive as a % of Base Salary*	Prior Year Actual Annual Incentive as a % of Base Salary
		A	B	C	D
Lawrence E.	70% - Adjusted EPS Growth
Kurzius	24% - Global McCormick Profit	150%	147%	221%	273%
	6% - Global Net Sales
Michael R.	70% - Adjusted EPS Growth
Smith	24% - Global McCormick Profit	100%	147%	147%	182%
	6% - Global Net Sales
Brendan M.	50% - Adjusted EPS Growth
Foley	25% - Americas and APZ McCormick Profit
	15% - Global Consumer McCormick Profit	100%	124%	124%	183%
	10% - Americas and APZ Net Sales
Jeffery D.	70% - Adjusted EPS Growth
Schwartz	24% - Global McCormick Profit	85%	147%	125%	137%
	6% - Global Net Sales
Malcolm	50% - Adjusted EPS Growth
Swift	25% - EMEA McCormick Profit
	15% - Global Flavor Solutions McCormick Profit	100%	181%	181%	167%
	10% - EMEA Net Sales

*	The fiscal 2021 annual incentive as a percentage of base salary for each Named Executive Officer is determined by multiplying column “A” times column “B” to produce the result in column “C.” The resulting annual incentive amount is included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table below.

Long-Term Incentives

The intent of our long-term incentive awards is to align the interests of our executives with those of our stockholders and to drive increasing stockholder value over time. There are two components that form part of the fiscal 2021 annual awards:

•	Performance stock units as part of the Long-Term Performance Plan; and
•	Time-vested stock options as part of the Long-Term Equity Incentive Program.

The target value of annual long-term incentive awards is determined annually. In approving long-term incentive award values, the Committee considers compensation data and positioning for comparable roles against our Market Group along with individual and company performance.

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Long-Term Performance Plan (LTPP)

A limited number of executives, including the Named Executive Officers, who are in positions to significantly impact the achievement of key corporate objectives and who provide the long-term strategic leadership necessary to accomplish those objectives, participate in the Company’s three-year LTPP.

The program provides for payments contingent on the achievement of three-year performance goals, which under all currently open three-year cycles, relate to (1) cumulative sales growth, and (2) McCormick’s TSR relative to the TSR generated by our Peer Group companies. Cumulative sales growth is considered an appropriate metric given it is central to our growth strategy. Relative TSR growth is considered an appropriate metric because it is a clear and objective measurement of return for our stockholders, and its inclusion as a performance indicator ensures that the interests of plan participants remain aligned with those of our investors. Separate performance goals for cumulative sales growth and TSR are established for each cycle. Relative TSR acts as a modifier to cumulative sales growth acting as a means to validate that the outcome is directionally aligned with our returns to stockholders.

We establish our cumulative sales growth and TSR modifier goals to instill in our executive officers an incentive to generate financial growth for McCormick that is competitive with growth rates exhibited by the highest performing companies among our Peer Group. This program plays an important role in aligning the compensation of executives with key financial accomplishments, which the Compensation and Human Capital Committee believes drives stockholder value over the long-term and are therefore important indicators of the performance of our top executives. The three-year performance time frame and metrics for this plan complement the annual earnings and profit performance focus provided by the annual incentive program and the longer-term focus provided by stock options.

Throughout fiscal 2021, there were three active award cycles in this program, one of which ended on November 30, 2021. They are:

•	December 1, 2018 – November 30, 2021 (fiscal 2019-2021) – just completed
•	December 1, 2019 – November 30, 2022 (fiscal 2020-2022) – active cycle
•	December 1, 2020 – November 30, 2023 (fiscal 2021-2023) – active cycle

In respect of the fiscal 2021 award, the Compensation and Human Capital Committee approved a payment of 200%, based on the cumulative net sales growth of 15.3% (0.3% above the maximum performance goal of 15%), and McCormick’s three-year TSR ranking at the 53rd percentile relative to our Peer Group (resulting in a modifier of 1.0).

		FY2019–2021 Performance Period
	Sales Growth	Relative TSR		Relative TSR Modifier
Threshold	3.0%	25th Percentile	=	0.75
Maximum	15.0%	75th Percentile and above	=	1.25
Actual	15.3%	53rd Percentile	=	1.00

The performance goals for the other active cycles are as follows:

		FY2020–2022 Performance Period
	Sales Growth	Relative TSR		Relative TSR Modifier
Threshold	0.0%	25th Percentile	=	0.75
Maximum	12.0%	75th Percentile and above	=	1.25

		FY2021–2023 Performance Period
	Sales Growth	Relative TSR		Relative TSR Modifier
		Bottom Two Positions	=	0.50
Threshold	0.0%	25th Percentile	=	0.75
Maximum	8.0%	75th Percentile and above	=	1.25
		Top Two Positions	=	1.50

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If earned, the stock award under the remaining active cycles will be paid no later than the end of February 2023 and February 2024, respectively. As required by SEC rules, the shares that may be paid, if earned, for fiscal 2020-2022 cycle and the fiscal 2021-2023 cycle are reflected in the Stock Awards column of the Summary Compensation Table for years 2020 and 2021, respectively, even though they would not be paid, if at all, until the end of the cycle.

To set stretch goals for the LTPP program, the Compensation and Human Capital Committee looks externally to Peer Group goals and achievement levels, as well as internally at McCormick’s past performance. The measure of difficulty of achieving the performance goals under this plan is illustrated by the fact that there has not been uniform achievement of the sales growth targets from year-to-year and, as shown in the following table, the achievement of sales growth versus relative TSR has varied in the prior three cycles:

	Earned Achievement Percent
Performance Cycle	Sales Growth	Relative TSR
FY17-19	115%	200%
FY18-20	147%	200%
FY19-21(1)	200%	100%

(1)	Beginning with the FY19-21 cycle, the Relative TSR metric changed to a plan modifier.

Long-Term Equity Incentive Program

Long-term awards are granted at the meeting of the Board of Directors that is held on the same day as our annual stockholders’ meeting. In fiscal 2021, the Compensation and Human Capital Committee determined that the long-term awards for executive officers, including the Named Executive Officers, should be granted as stock options. The Compensation and Human Capital Committee decided to grant awards entirely in stock options, as opposed to a combination of restricted stock units and stock options, as was the case for awards prior to 2021. This change underscores our commitment to sustainable long-term growth, reinforces our commitment to pay for performance and means that for any value to be earned McCormick’s stock price must increase, thus increasing the alignment of executive and stockholder interests. Stock options generally vest over three years, subject to continuing employment.

We determined the number of stock options in 2021 to grant by dividing the award cash value by the grant date fair value. The resulting number of options was rounded up to the nearest whole number. The strike price of stock options is equal to the higher of the closing prices of McCormick Common Stock and Common Stock Non-Voting on the date of grant. This methodology is evaluated annually.

The target value of long-term incentive awards is determined annually. In approving long-term incentive award values, the Committee considers compensation data and positioning for comparable roles against our Market Group along with individual and company performance.

McCormick Value Creation Acceleration Program

In 2020, the Compensation and Human Capital Committee approved a one-time stock option grant to motivate and reward the next phase of performance and growth. This program includes significant stock price performance objectives through 2025 that at maximum would equate to a doubling of the Company’s market capitalization and creating significant shareholder value.

Participants in the VCAP received a one-time stock option grant with three equally weighted stock price performance objectives triggered by growth of 60%, 80%, and 100% from the closing price of the Company’s Common Stock Non-Voting on the grant date. These performance objectives must be achieved, and sustained, at an average price over thirty trading-days at any time by the end of fiscal year 2025 for any tranche to vest. The awards are also subject to a three-year service period, meaning that if any of the three performance objectives are met during the first three years of the program, the options will not be exercisable until after the service period ends in fiscal year 2023. Any performance objectives that are not achieved by the end of the five-year performance period in 2025, will result in the cancellation of any relevant tranches of this award.

Performance Milestones	Stock Price Target
60% Growth	$ 149.58
80% Growth	$ 168.28
100% Growth	$ 186.98

Based on the Company’s stock price from the date of grant through to the end of fiscal 2021, none of the performance milestones have been achieved at this time.

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2.	Retirement and Other Benefits

Retirement Benefits

We previously provided a tax-qualified defined benefit pension plan in which many of our U.S. employees were eligible to participate. For employees hired prior to December 1, 2000, base salary only is included in the calculation of the pension benefit, while base salary and the annual incentive are included in the calculation of the pension benefit for employees hired on or after December 1, 2000. Effective January 1, 2012, the pension plan was closed to new entrants; however, persons who were employees prior to January 1, 2012 continued to accrue benefits under the pension plan in accordance with its existing terms, before and after January 1, 2012. On January 3, 2017, a decision was made to freeze the pension plan effective December 1, 2018, at which point additional benefits ceased to accrue for all participants.

We also previously provided a supplemental executive retirement plan, or SERP, for a limited number of senior management employees who are age 50 and older, including Messrs. Kurzius and Smith who are the only Named Executive Officers who are participants. On January 3, 2017, a decision was made to also freeze the SERP plan effective February 1, 2017, at which point additional benefits ceased to accrue for participants in the SERP. The Compensation and Human Capital Committee previously had closed the senior executive SERP program to new entrants; however, as is the case with the pension plan, executives who were participating in the senior executive SERP program continued to accrue benefits under the plan in accordance with its existing terms until it was frozen on January 3, 2017. Providing a supplemental retirement benefit has been consistent with comparable organizations and provided a significant retention benefit. The senior executive program contained in McCormick’s SERP provided the participating Named Executive Officers with a credit of one additional month of service for each month of service in the SERP between ages 55 and 60. For the eligible Named Executive Officers hired before December 1, 2000, the SERP also included a significant portion of the executives’ incentive payments in the calculation of the SERP pension benefit in recognition of the fact that a substantial portion of the total compensation for these executives is performance-based compensation, consistent with our compensation policy, and the incentive bonuses for these executives are not included in calculating their benefit under the tax-qualified pension plan. For the eligible Named Executive Officers hired on or after December 1, 2000, the SERP is calculated by multiplying the benefit by a factor based upon the Named Executive Officer’s wage grade at the date of retirement. The long-term cash and equity based incentive awards described above are not included in the calculation of the SERP benefit.

In connection with the freezing of the SERP and the pension plan, the Company approved (i) the McCormick Non-Qualified Retirement Savings Plan, effective February 1, 2017, and (ii) enhancements to the company’s 401(k) plan, effective December 1, 2018, to provide additional retirement benefits for all U.S. employees, including the Named Executive Officers.

Malcolm Swift participated in the McCormick (UK) Limited Pension & Life Assurance Plan (“UK Pension Plan”), which is a defined benefit, contributory plan, until he elected to withdraw from it in April 2016. The UK Pension Plan was closed in 2003 and frozen on December 31, 2016. Mr. Swift’s inclusion in the UK Pension Plan as an Executive of McCormick UK was requested by the Company and approved by the Trustees of the UK Pension Plan. The UK Pension Plan provides benefits based on the participant’s years of service and the final pensionable salary. As defined in the UK Pension Plan, “years of service” means all of the executive’s years of service to McCormick after becoming eligible to enter the UK Pension Plan. Mr. Swift will retain benefits accrued up to the date of his withdrawal in accordance with the UK Pension Plan’s terms.

Personal Benefits

The Named Executive Officers received a limited number of personal benefits, including a fixed car allowance and fixed executive benefit allowance for expenses associated with financial planning and wellness. These benefits make up a small portion of the total compensation of our Named Executive Officers and we believe the retention value of these benefits exceeds the cost of such benefits to McCormick. The Company does not provide tax gross-ups for personal benefits, such that these benefits are fully taxable to the recipient.

Company Airplane

McCormick maintains a Company airplane. It is preferred that the CEO and other executives, including the Named Executive Officers, use McCormick’s airplane whenever air travel is required for business purposes. This provides for a more efficient use of their time given the greater likelihood of direct flights and improved flight times than are available commercially. It also provides a more secure traveling environment where sensitive business issues may be discussed, and enhances personal security. In 2021 and as a result of the continuing global COVID-19 pandemic, the Company airplane was used with frequency as a means to maintain business continuity and health safety in the transport of the CEO and other executives for all means of travel. Spouses, family and other guests generally may accompany the executive on the airplane when the executive is traveling. If the travel by the executive, spouse, family, or guest does not meet the United States Internal Revenue Service standard for business use, the cost of that travel is imputed as income to the executive and the executive is fully responsible for any associated tax liability. To the extent any travel on the airplane results in imputed income to the Named Executive Officer, the Company does not provide gross-up payments to cover the Named Executive Officer’s personal income tax obligation due to such imputed income. The Company does not incur any incremental out-of-pocket costs when additional passengers accompany an executive on the Company airplane.

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Severance Benefits

The Company’s executive officers participate in McCormick’s Severance Plan for Executives (the “Severance Plan”). The Severance Plan provides for severance and other benefits to eligible employees if they experience an involuntary termination without “cause” or a voluntary termination for “good reason,” each as defined in the Severance Plan. An eligible employee who experiences such a termination and executes (and does not revoke) a general release of claims against the Company will receive the payments and benefits described below under “Potential Payments Upon Termination or Change in Control.” The Change in Control features of the Severance Plan are needed to allay the uncertainty that executives can experience while the possibility of a Change in Control exists, thereby allowing them to both operate in the best interests of the Company and stockholders, as well as to remain at the Company through the desired retention period. The Board believes that the Severance Plan allows the Company’s executives to continue effectively executing their management responsibilities without being influenced by the uncertainty of their personal situations. In the event of an involuntary termination outside of a Change in Control situation, we consider these benefits important to attract executive talent to the Company. In addition, they help create a stable work environment in which the executives are provided certain economic benefits in the event their employment is terminated. A general release from claims is required to obtain these benefits, making this a mutually beneficial arrangement.

For additional information on the above benefits, see the “All Other Compensation” column and related footnotes to the Summary Compensation Table.

Performance-Based Compensation and Risk

The Compensation and Human Capital Committee considers risk as well as motivation when establishing performance criteria. During fiscal 2021, the Compensation and Human Capital Committee engaged in a process of reviewing all of the Company’s incentive compensation plans to determine whether the Company’s compensation policies and practices foster risk taking above the level of risk associated with the Company’s business model. In the course of its examination, the Committee evaluated:

•	The balance of performance and the quality and sustainability of performance;
•	The mix between annual and long-term incentives;
•	The relationship between performance criteria for annual and long-term incentive awards;
•	Competitive practices;
•	Share retention requirements;
•	Service period requirements for certain equity awards; and
•	Clawback provisions.

On the basis of this review, the Compensation and Human Capital Committee determined that the Company’s incentive compensation plans are appropriately structured and do not create risks that are reasonably likely to have a material adverse effect on the Company.

Clawback Provisions

McCormick’s 2022 Omnibus Incentive Plan (the “2022 Plan”), for which we are seeking stockholder approval at the March 30, 2022 Annual Meeting, and the 2013 Omnibus Incentive Plan (the “2013 Plan,” which will be replaced by the 2022 Plan if stockholder approval of the 2022 Plan is obtained), outline circumstances under which share-based and cash-based awards made under those plans may be forfeited, annulled, and/or reimbursed to McCormick. Such circumstances include:

•	a forfeiture of the gain realized by a participating employee on account of actions taken by the employee in violation of restrictive covenants and other provisions in the award agreements issued under the 2013 Plan or 2022 Plan, and/or
•	finding by the Compensation and Human Capital Committee that a participating employee has been terminated for cause (“cause” means, as determined by the Compensation and Human Capital Committee), (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of, or plea of nolo contender to, a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of those agreements between the participant and McCormick or an affiliate, as specified in the 2013 Plan and 2022 Plan).

Furthermore, if McCormick is required to prepare an accounting restatement due to the material noncompliance of McCormick, as a result of misconduct, with any financial reporting requirement under the securities laws, then (i) the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, and (ii) any participant who (a) knowingly engaged in the misconduct, (b) was grossly negligent in engaging in the misconduct, (c) knowingly failed to prevent the misconduct, or (d) was grossly negligent in failing to prevent the misconduct, is required to reimburse McCormick the amount of any payment in settlement of an award earned or accrued under the 2013 Plan or 2022 Plan during the twelve month period following the public issuance or Exchange Act filing (whichever first occurred) of the financial document that contained such material noncompliance.

In addition, any award granted pursuant to the 2013 Plan or 2022 Plan shall be subject to mandatory repayment by the participant to McCormick to the extent the participant is, or in the future becomes, subject to (a) any Company “clawback” or recoupment policy that is adopted to comply with the requirements of any applicable law, rule, regulation or stock exchange listing standard, or (b) any law, rule, regulation or stock exchange listing standard that imposes mandatory recoupment under the circumstances set forth in such law, rule, regulation or listing standard.

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Share Ownership Guidelines for Executive Officers

We believe our executive officers should be invested in the success of the organization they lead, and thus the Compensation and Human Capital Committee adopted share ownership guidelines in 2004. These guidelines themselves further act as a risk mitigation tool as they result in a meaningful long-term interest in McCormick’s future success.

Annually, the Committee reviews our share ownership guidelines as compared to those of the Market Group companies. Based upon its most recent review, the Committee concluded that no changes were necessary to the previously established guidelines, which are as follows:

Multiple of Base Pay
CEO	6.0x
Executive Vice President and executive officers serving as Presidents of major business units	3.0x
All Other Executive Officers	2.0x

Shares owned by an executive officer include Common Stock allocated to the officer’s 401(k) plan account as well as other shares which are beneficially owned, directly or indirectly, by the officer, but do not include shares available under vested but unexercised options.

All executive officers have five years from their appointment as an executive officer to meet these guidelines, and their stock ownership is reviewed annually by the Compensation and Human Capital Committee. Based on the closing price of the Common Stock on the Record Date, all of our Named Executive Officers satisfy the guidelines.

Performance-Based Compensation – Section 162(m)

The Compensation and Human Capital Committee annually reviews and considers the deductibility of the compensation paid to our executive officers, which includes each of the Named Executive Officers in the U.S., under Section 162(m) of the Internal Revenue Code. While the Committee considers deductibility as a factor in its compensation determinations, the Committee’s executive compensation philosophy and practices also take into account many other considerations, as explained more thoroughly above.

Pursuant to Section 162(m), compensation paid to certain executive officers in excess of $1,000,000 in any year is not deductible. However, before the effective date of the 2017 tax reform legislation, amounts in excess of $1,000,000 were deductible if they qualified as “performance-based compensation.” This “performance-based compensation” exception was eliminated as part of the 2017 tax reform legislation. Accordingly, awards made after November 2, 2017, are not eligible for this “performance-based compensation” exception.

Nonetheless, the Committee continues to believe it is important to align the interests of the executive officers with those of the stockholders by imposing performance criteria on certain elements of compensation, notwithstanding that such alignment is no longer relevant to the deductibility of the compensation.

2022 Omnibus Incentive Plan

The Compensation and Human Capital Committee has approved the 2022 Plan and recommended that it be submitted to the Board of Directors for approval. The Board of Directors adopted the 2022 Plan on January 25, 2022, effective March 30, 2022, subject to stockholder approval at the March 30, 2022 Annual Meeting. For a discussion of the 2022 Plan and its terms, see “Proposal 4 – Approval of 2022 Omnibus Incentive Plan.”

Compensation and Human Capital Committee Report

The Compensation and Human Capital Committee of the Board of Directors has reviewed the foregoing Compensation Discussion and Analysis with management and, based on these reviews and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in McCormick’s Annual Report on Form 10-K for the fiscal year ended November 30, 2021, and in this proxy statement.

Compensation and Human
Submitted by:	Capital Committee
W. Anthony Vernon, Chair
Michael D. Mangan
Margaret M.V. Preston
Jacques Tapiero

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Executive Compensation Tables

Summary Compensation Table

The following table sets forth the compensation earned during the applicable fiscal year by individuals serving as our CEO and CFO during fiscal 2021, and each of the other three most highly compensated executive officers of McCormick who were executive officers as of the end of fiscal 2021.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(1)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Lawrence E. Kurzius Chairman, President and Chief Executive Officer	2021	1,250,000	4,050,045	4,050,014	2,751,229	—	617,368	12,718,656
	2020	1,250,000	4,800,152	6,600,025	6,004,270	252,649	639,238	19,546,334
	2019	1,250,000	4,500,216	1,500,010	4,572,938	602,170	343,851	12,769,184
Michael R. Smith Executive Vice President and Chief Financial Officer	2021	709,423	1,100,008	1,100,003	1,063,808	—	210,306	4,183,548
	2020	662,692	1,200,156	2,600,028	1,734,615	477,238	242,304	6,917,032
	2019	609,231	1,125,164	375,016	1,155,507	1,176,090	194,704	4,635,711
Brendan M. Foley President, Global Consumer, Americas and Asia	2021	789,615	950,040	950,001	991,164	—	232,212	3,913,032
	2020	757,885	1,275,157	2,625,019	2,105,608	—	181,406	6,945,074
	2019	722,885	1,200,134	400,023	1,416,585	—	161,426	3,901,053
Jeffery D. Schwartz Vice President, General Counsel and Secretary	2021	592,692	750,022	750,006	760,806	—	147,921	3,001,448
	2020	549,615	750,248	1,750,024	1,112,556	43,137	122,868	4,328,449
	2019	509,231	600,067	200,025	842,463	66,336	107,308	2,325,430
Malcolm Swift(7) President, Global Flavor Solutions, EMEA and Chief Administrative Officer	2021	655,392	750,022	750,006	1,203,399	71,715	90,183	3,520,717
	2020	622,067	975,118	1,825,025	1,555,062	53,853	82,563	5,113,688
	2019	563,737	900,246	300,024	1,181,454	205,398	76,842	3,227,701

(1)	The Salary and Non-Equity Incentive Plan Compensation columns include amounts deferred at the election of the Named Executive Officer. For more information on the amount of cash compensation deferred for each Named Executive Officer during fiscal 2021, see the “Non-Qualified Deferred Compensation Table” below.
(2)	We are required to report the equity awards made under the LTPP at the beginning of the three-year LTPP cycle, even though it will not be paid (if at all) until the end of the cycle. The amounts shown assume performance at target. The equity awards are paid only if performance conditions are met, and the final payment amount will range from 0% to 300% of the stated target. Refer to the “Grants of Plan-Based Awards” table below for the threshold, target, and maximum amounts that can be earned. Amounts shown represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 related to the equity component of the FY2019-FY2021, FY2020-FY2022 and FY2021-FY2023 LTPP cycles. For a discussion of the assumptions used in determining these values, see Note 12 to our 2021 financial statements.
(3)	Amounts shown represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 with respect to each fiscal year for each Named Executive Officer related to grants of stock options pursuant to our 2013 Omnibus Incentive Plan. In addition, the amounts reported for fiscal 2020 include a performance stock option for VCAP, the value of which at the date of grant assumes the highest level of the performance condition is satisfied. For a discussion of the assumptions used in determining these values, see Note 12 to our 2021 financial statements.
(4)	Amounts shown represent the cash awards earned by the Named Executive Officer under our annual performance-based incentive compensation program for each performance period. For further information, see the “Grants of Plan-Based Awards” table and accompanying footnotes below. Amounts shown for fiscal years 2019 and 2020 also include cash awards paid to participants for two three-year LTPP cycles, the first beginning on December 1, 2016 and ending on November 30, 2019 and the second beginning on December 1, 2017 and ending on November 30, 2020.
(5)	Amounts represent the actuarial change in the present value of the Named Executive Officer’s benefit under our defined benefit pension plan and SERP, except for Mr. Swift’s which is based on the UK Pension Plan. While these amounts appear as a lump sum, the normal form of payment is an annuity and the plan does not currently allow a lump sum payment for these benefits. The pension number reported is an accounting value and was not realized by the Named Executive Officer during 2021. Mr. Foley is not eligible for the Pension Plan or SERP. The total pension value changes for the Named Executive Offer’s benefits under the defined benefit pension plan and SERP were negative, for Mr. Kurzius ($249,405), for Mr. Smith ($7,033), for Mr. Schwartz ($2,226).

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(6)	Amounts shown for fiscal 2021 are made up of the following:

Name	Executive Auto Allowance	Executive Benefit Allowance	Executive Financial Counseling Program	Excess Liability Policy (Annual Premiums)	Employer Matching Funds under McCormick 401(k) Plan	Company Contributions to Deferred Compensation Accounts*	Profit Sharing	Cash in Lieu of Pension**	Personal Use of Company Airplane***
Lawrence E. Kurzius	$22,000	$17,000	$15,282	$501	$14,500	$218,214	$139,628	—	$190,243
Michael R. Smith	$22,000	$17,000	$15,282	$501	$14,500	$82,702	$58,321	—	—
Brendan M. Foley	$22,000	$17,000	$17,093	$501	$14,500	$95,261	$65,857	—	—
Jeffery D. Schwartz	$22,000	$17,000	$0	$501	$14,500	$53,262	$40,657	—	—
Malcolm Swift	$19,328	$23,994	—	—	—	—	—	$46,861	—

*	See discussion below under “Non-Qualified Deferred Compensation.”
**	Amount shown for Mr. Swift reflects a cash allowance in the amount of £2,930 per month, which began in April 2016 and continued on a monthly basis through fiscal 2021 (converted to U.S. dollars of $46,861 for fiscal 2021, see footnote (7) below). This allowance is provided due to legislative changes to UK pension laws in 2016 that resulted in limitations of accrued pension benefits for both the annual and lifetime allowances for many highly-compensated participants. As a result, Mr. Swift elected to withdraw from the UK Pension Plan in April 2016. Consistent with UK market practice and in order to continue to provide him with a competitive level of benefit (since he no longer accrues retirement benefits in the McCormick Plans), Mr. Swift is provided this cash allowance.
***	Amount shown reflects an approximate aggregate incremental cost to McCormick for personal use by Mr. Kurzius and/or his spouse of McCormick’s aircraft to travel to and from his out-of-state home. Due to COVID-19, the Board passed resolutions in April 2020 and November 2020 mandating that Mr. Kurzius use McCormick’s aircraft for any air travel where possible, including without limitation any travel to and from his home location, when not using it may present a health and safety risk to him until the COVID-19 pandemic has subsided or as otherwise directed by the Board. Since July 2021, Mr. Kurzius’ usage of McCormick’s aircraft for these purposes has reduced and is dependent on the current COVID-19 pandemic circumstances from time to time.
(7)	Mr. Swift is located in the U.K., and, while the amounts shown in the table and accompanying footnotes are expressed in U.S. dollars, certain components of his compensation are paid in British pounds. These components were converted to U.S. dollars using the exchange rate of 1.33 as of November 30, 2021, the last business day of the Company’s fiscal year.

Narrative to the Summary Compensation Table

McCormick does not maintain any employment agreements with the Named Executive Officers or other executive officers, except where required by law. In addition, dividends are not accrued or paid on unexercised unvested equity awards. The Company does not provide tax gross-ups for personal benefits or for the use of the Company airplane by Named Executive Officers.

As required under U.K. law, Mr. Swift has an employment agreement with the Company. The terms of Mr. Swift’s employment agreement include base salary, notice of eligibility to participate in a bonus scheme operated by McCormick, eligibility to participate in the UK Pension Plan (which has been closed to new entrants), Group Income Protection and Private Medical Insurance and receive the automobile and executive allowances. The agreement also includes “notice to terminate employment” requirements for McCormick and Mr. Swift as well as “post termination obligations” of non-competition and non-solicitation.

Regarding personal use of McCormick’s aircraft, the incremental cost set forth in the footnotes to the Summary Compensation Table above is calculated based on the average variable cost of operating the aircraft. Variable costs include fuel, repairs, travel expenses for the flight crews, and other miscellaneous expenses. The total annual variable costs are divided by the total number of hours flown by the aircraft during the fiscal year to determine an average variable cost per hour. The average variable cost per hour is multiplied by the hours flown for personal use to derive the incremental cost to McCormick. This methodology excludes fixed costs that do not change based on usage, such as salaries and benefits for the flight crews, taxes, rent, depreciation and insurance. Also, if an aircraft travels empty before picking up or after dropping off a passenger flying for personal reasons, this “deadhead” segment would be included in the incremental cost attributable to overall travel. For all other personal benefits reported in the table above (e.g., car allowances, executive benefit allowances), amounts represent the actual cash cost to McCormick for providing the respective benefit.

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Grants of Plan-Based Awards

The following table sets forth the grants of plan-based awards by McCormick during fiscal 2021.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards						Estimated Future Payouts Under Equity Incentive Plan Awards						All Other Stock Awards: Number of	All Other Option Awards: Number of	Exercise or Base	Grant Date Fair Value
Name	Grant Date	Threshold ($)(3)		Target ($)		Maximum ($)		Threshold (#)		Target (#)(4)		Maximum (#)		Shares of Stock or Units (#)	Securities Underlying Options (#)(4)	Price of Option Awards ($/Sh)(5)	of Stock and Option Awards ($)
Lawrence E. Kurzius	—	562,500	(1)	1,875,000	(1)	3,750,000	(1)	—		—		—		—	—	—	—
	12/1/2020	—		—		—		10,904	(2)(3)	43,615	(3)	109,038	(3)	—	—	—	4,050,045	(6)
	3/31/2021	—		—		—		—		—		—		—	220,589	89.16	4,050,014	(7)
Michael R. Smith	—	217,500	(1)	725,000	(1)	1,450,000	(1)	—		—		—		—	—	—	—
	12/1/2020	—		—		—		2,962	(2)(3)	11,846	(3)	29,615	(3)	—	—	—	1,100,008	(6)
	3/31/2021	—		—		—		—		—		—		—	59,913	89.16	1,100,003	(7)
Brendan M. Foley	—	240,000	(1)	800,000	(1)	1,600,000	(1)	—		—		—		—	—	—	—
	12/1/2020	—		—		—		2,558	(2)(3)	10,231	(3)	25,578	(3)	—	—	—	950,040	(6)
	3/31/2021	—		—		—		—		—		—		—	51,743	89.16	950,001	(7)
Jeffery D. Schwartz	—	155,550	(1)	518,500	(1)	1,037,000	(1)	—		—		—		—	—	—	—
	12/1/2020	—		—		—		2,020	(2)(3)	8,077	(3)	20,193	(3)	—	—	—	750,022	(6)
	3/31/2021	—		—		—		—		—		—		—	40,850	89.16	750,006	(7)
Malcolm Swift	—	199,950	(1)	666,500	(1)	1,333,000	(1)	—		—		—		—	—	—	—
	12/1/2020	—		—		—		2,020	(2)(3)	8,077	(3)	20,193	(3)	—	—	—	750,022	(6)
	3/31/2021	—		—		—		—		—		—		—	40,850	89.16	750,006	(7)

(1)	Amounts shown represent the threshold, target and maximum amounts that could have been earned for fiscal 2021 by each Named Executive Officer under our annual performance-based incentive compensation plan. The actual amounts earned by each Named Executive Officer are included in the fiscal 2021 “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.
(2)	Amounts shown represent the minimum amounts payable or shares earned if the threshold performance goals are achieved. No payments will be made or shares issued for performance below the threshold level.
(3)	Amounts represent the threshold, target and maximum amount (in shares) that could be earned under the FY2021-FY2023 LTPP cycle.
(4)	Amounts shown include awards of stock options under the 2013 Omnibus Incentive Plan. Stock options granted in 2021 will vest ratably over three years (subject to certain acceleration provisions, as discussed under “Potential Payments upon Termination or Change in Control” below).
(5)	The strike price of the stock options is equal to the higher of the closing prices of McCormick’s Common Stock and Common Stock Non-Voting on the grant date.
(6)	Amounts shown represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 related to the FY2021-FY2023 LTPP cycle based on the target amount payable if the performance conditions are met. For a discussion of the assumptions used in determining these values, see Note 12 to our 2021 financial statements.
(7)	Amounts shown represent the grant date fair value of performance stock options granted for each Named Executive Officer. For a discussion of the assumptions used in determining these values, see Note 12 to our 2021 financial statements.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards held by each Named Executive Officer as of November 30, 2021.

	Option Awards								Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Strike Price ($)	Option Expiration Date		Grant Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(8)
Lawrence E. Kurzius	11/30/20			177,399	(1)	93.49	11/30/2030	(2)	12/01/20	65,423	(6)	5,614,602
	03/31/21	0	220,589			89.16	3/31/2031	(3)	12/01/19	76,088	(7)	6,529,872
	04/01/20	40,206	80,414			69.31	4/1/2030	(4)	03/27/19	6,994	(9)	600,225
	03/27/19	72,700	36,352			73.70	3/27/2029	(5)	04/01/20	15,936	(10)	1,367,628
	03/28/18	128,080	0			52.98	3/27/2028
	03/29/17	255,538	0			49.03	3/28/2027
	03/30/16	200,000	0			49.96	3/29/2026
	03/25/15	119,906	0			38.15	3/24/2025
	03/26/14	98,400	0			35.55	3/25/2024
Michael R. Smith	11/30/20			78,056	(1)	93.49	11/30/2030	(2)	12/01/20	17,769	(6)	1,524,936
	03/31/21	0	59,913			89.16	3/31/2031	(3)	12/01/19	19,024	(7)	1,632,640
	04/01/20	10,052	20,104			69.31	4/1/2030	(4)	03/27/19	1,750	(11)	150,185
	03/27/19	18,176	9,088			73.70	3/27/2029	(5)	04/01/20	3,984	(12)	341,907
	03/28/18	24,632	0			52.98	3/27/2028
	03/29/17	42,590	0			49.03	3/28/2027
	03/30/16	20,000	0			49.96	3/29/2026
	03/25/15	19,986	0			38.15	3/24/2025
Brendan M. Foley	11/30/20			78,056	(1)	93.49	11/30/2030	(2)	12/01/20	15,347	(6)	1,317,080
	03/31/21	0	51,743			89.16	3/31/2031	(3)	12/01/19	20,212	(7)	1,734,594
	04/01/20	10,680	21,360			69.31	4/1/2030	(4)	12/01/17	40,000	(13)	3,432,800
	03/27/19	19,388	9,694			73.70	3/27/2029	(5)	03/27/19	1,868	(14)	160,312
	03/28/18	34,484	0			52.98	3/27/2028		04/01/20	4,234	(15)	363,362
	03/29/17	68,144	0			49.03	3/28/2027
	03/30/16	57,144	0			49.96	3/29/2026
	03/25/15	39,970	0			38.15	3/24/2025
Jeffery D. Schwartz	11/30/20			53,220	(1)	93.49	11/30/2030	(2)	12/01/20	12,116	(6)	1,039,795
	03/31/21	0	40,850			89.16	3/31/2031	(3)	12/01/19	11,892	(7)	1,020,571
	04/01/20	6,282	12,566			69.31	4/1/2030	(4)	03/27/19	934	(16)	80,156
	03/27/19	9,692	4,850			73.70	3/27/2029	(5)	04/01/20	2,492	(17)	213,863
	03/28/18	17,242	0			52.98	3/27/2028
	03/29/17	39,752	0			49.03	3/28/2027
	03/30/16	40,000	0			49.96	3/29/2026
Malcolm Swift	11/30/20			53,220	(1)	93.49	11/30/2030	(2)	12/01/20	12,116	(6)	1,039,795
	03/31/21	0	40,850			89.16	3/31/2031	(3)	12/01/19	15,456	(7)	1,326,434
	04/01/20	8,166	16,336			69.31	4/1/2030	(4)	03/27/19	1,402	(18)	120,320
	03/27/19	14,540	7,272			73.70	3/27/2029	(5)	04/01/20	3,238	(19)	277,885
	03/28/18	24,632	0			52.98	3/27/2028
	03/29/17	56,786	0			49.03	3/28/2027
	03/30/16	57,144	0			49.96	3/29/2026
	03/25/15	39,970	0			38.15	3/24/2025

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(1)	In accordance with SEC rules, the amounts shown represent the threshold amounts of the equity award under the “VCAP” program because the cumulative performance for fiscal years 2021 and 2020 did not exceed the threshold performance condition for the program. See discussion above under “Compensation Discussion and Analysis.”
(2)	Any performance objectives that are not achieved by November 30, 2025, will result in the cancellation of any relevant tranches of the performance stock options.
(3)	The remaining unvested stock options will vest in equal increments on March 31 of 2022, 2023 and 2024.
(4)	The remaining unvested stock options will vest in equal increments on April 1 of 2022 and 2023.
(5)	The remaining unvested stock options will vest on March 27, 2022.
(6)	In accordance with SEC rules, the amounts shown represent the maximum amounts, as modified by the Relative TSR Modifier, of the equity award under the FY2021-FY2023 LTPP cycle because our fiscal 2021 sales performance exceeds the target performance measure established for this LTPP cycle, while the Relative TSR Modifier did not exceed the target performance measure established for this LTPP cycle for fiscal 2021.
(7)	In accordance with SEC rules, the amounts shown represent the maximum amounts, as modified by the Relative TSR Modifier, of the equity award under the FY2020-FY2022 LTPP cycle because our cumulative sales performance for fiscal years 2021 and 2020 exceeded the target performance measure established for this LTPP cycle, while the Relative TSR Modifier did not exceed the target performance measure established for this LTPP cycle for fiscal years 2021 and 2020 cumulatively.
(8)	In accordance with SEC rules, the amounts shown in the table are based on the closing market price of our Common Stock Non-Voting on November 30, 2021 (the last business day of our fiscal year) of $85.82.
(9)	Mr. Kurzius was granted 20,982 RSUs on March 27, 2019, 6,994 shares of which vested on March 15, 2020 and 2021 with the remaining 6,994 shares to vest on March 15 , 2022. See discussion above under “Compensation Discussion and Analysis.”
(10)	Mr. Kurzius was granted 23,902 RSUs on April 1, 2020, 7,966 shares of which vested on March 15, 2021 with another 7,966 shares to vest on March 15, 2022 with the remaining 7,970 shares to vest on March 15, 2023. See discussion above under “Compensation Discussion and Analysis.”
(11)	Mr. Smith was granted 5,246 RSUs on March 27, 2019, 1,748 shares of which vested on March 15, 2020 and 2021 with the remaining 1,750 shares to vest on March 15, 2022. See discussion above under “Compensation Discussion and Analysis.”
(12)	Mr. Smith was granted 5,976 RSUs on April 1, 2020, 1,992 shares of which vested on March 15, 2021 with another 1,992 shares to vest on March 15, 2022 and 2023. See discussion above under “Compensation Discussion and Analysis.”
(13)	Mr. Foley was granted 60,000 RSUs he received on December 1, 2017, 5,000 shares of which vested on each of December 1, 2018 and 2019 and 10,000 shares which vested on December 1, 2020 and 20,000 shares which vested on December 1, 2021 with the remaining 20,000 shares scheduled to vest on December 1, 2022. See discussion above under “Compensation Discussion and Analysis.”
(14)	Mr. Foley was granted 5,596 RSUs on March 27, 2019, 1,864 shares of which vested on March 15, 2020 and 2021 with the remaining 1,868 shares to vest on March 15, 2022. See discussion above under “Compensation Discussion and Analysis.”
(15)	Mr. Foley was granted 6,350 RSUs on April 1, 2020, 2,116 shares of which vested on March 15, 2021 with another 2,116 to vest on March 15, 2022 and the remaining 2,118 shares to vest on March 15, 2023. See discussion above under “Compensation Discussion and Analysis.”
(16)	Mr. Schwartz was granted 2,798 RSUs on March 27, 2019, 932 shares of which vested on March 15, 2020 and 2021 with the remaining 934 shares to vest on March 15, 2022. See discussion above under “Compensation Discussion and Analysis.”
(17)	Mr. Schwartz was granted 3,736 RSUs on April 1, 2020, 1,244 shares of which vested on March 15, 2021 with another 1,244 to vest on March 15, 2022 with the remaining 1,248 shares to vest on March 15, 2023. See discussion above under “Compensation Discussion and Analysis.”
(18)	Mr. Swift was granted 4,198 RSUs on March 27, 2019, 1,398 shares of which vested on March 15, 2020 and 2021 with the remaining 1,402 shares to vest on March 15, 2022. See discussion above under “Compensation Discussion and Analysis.”
(19)	Mr. Swift was granted 4,856 RSUs on April 1, 2020, 1,618 shares of which vested on March 15, 2021 with another 1,618 to vest on March 15, 2022 and the remaining 1,620 shares to vest on March 15, 2023. See discussion above under “Compensation Discussion and Analysis.”

Option Exercises and Stock Vested in Last Fiscal Year

The following table sets forth equity awards exercised and/or vested during fiscal 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(2)
Lawrence E. Kurzius	0	0	132,712	11,409,450
Michael R. Smith	0	0	39,702	3,415,023
Brendan M. Foley	0	0	37,926	3,322,560
Jeffery D. Schwartz	0	0	18,824	1,618,618
Malcolm Swift	0	0	20,896	1,794,946

(1)	No amounts shown as none of the Named Executive Officers exercised options in fiscal 2021.

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(2)	The amounts shown reflect shares that vested for each Named Executive Officer as detailed in the table below, including shares awarded for the awards made under the FY2019-FY2021 LTPP cycle. The amounts shown for the value of these shares are calculated based on the closing market price of our Common Stock Non-Voting on the vesting date of $85.82, which was November 30, 2021 (the last business day of our fiscal year). For the remaining RSUs, the value realized on vesting is calculated based on the closing market price of our common stock on the date of vesting, multiplied by the number of vested shares, while the actual value realized by each Named Executive Officer is after payment of related taxes and fees.

			Equity Grant March 2019 and 2020			Special Equity Awards
Name	LTPP Cycle FY19-FY21	LTPP Cycle FY19-FY21 Value at FYE	Shares	Value Realized on Vesting	Actual Value Realized	Shares	Value Realized on Vesting	Actual Value Realized
Lawrence E. Kurzius	81,208	$6,969,271	23,462	$2,021,838	$1,092,699	28,042	$2,418,342	$1,250,221
Michael R. Smith	20,304	$1,742,489	5,376	$463,277	$250,942	14,022	$1,209,257	$626,879
Brendan M. Foley	21,656	$1,858,518	6,270	$540,317	$291,875	10,000	$923,725	$477,566
Jeffery D. Schwartz	10,828	$929,259	3,322	$286,273	$147,876	4,674	$403,086	$208,356
Malcolm Swift	16,244	$1,394,060	4,652	$400,886	$212,335	—	$0	$0

Retirement Benefits

Pension Plan and Supplemental Executive Retirement Plan

McCormick’s U.S. tax-qualified pension plan for employees in the U.S. is a defined benefit, non-contributory plan. Similar to all other participants in the plan, Messrs. Kurzius, Smith, and Schwartz are eligible to participate in the plan. Mr. Foley is not eligible for the U.S. plan. Mr. Swift is also not eligible for the U.S. plan, but participated in the UK Pension Plan described below until he elected to withdraw from it in April 2016. The normal retirement age pursuant to the pension plan is 65, however a participant may retire as early as 55 with their benefits reduced 5/12 of 1% per month for each month that the participant is less than age 65. As of November 30, 2021, Mr. Kurzius was eligible for early retirement with reduced benefits. Effective January 1, 2012, the pension plan was closed to new entrants; however, persons who were employees prior to January 1, 2012 continued to accrue benefits under the pension plan in accordance with its existing terms after January 1, 2012. Additionally, on January 3, 2017, a decision was made to freeze the U.S. tax-qualified pension plan effective December 1, 2018, at which point additional benefits ceased to accrue.

The plan provides benefits (which are reduced by an amount equal to 50% of the participant’s Social Security benefit for those employees hired before December 1, 2000) based on the participant’s years of service and the highest average compensation over a period of five consecutive years. As defined in the plan, “years of service” means all of the executive’s years of service to McCormick after becoming eligible to enter the plan (generally after one year of employment with McCormick). However, if a participant experiences a total and permanent disability prior to age 65, the participant’s benefit will be based upon the participant’s years of service as if he or she had served to the later of age 65 or five years after the total disability and compensation as of the date of the total and permanent disability. Also as defined in the pension plan, “highest average compensation” means base pay only for employees hired prior to December 1, 2000, and base pay and annual incentive bonus for employees hired on or after December 1, 2000. Mr. Smith was hired prior to December 1, 2000. Messrs. Kurzius and Schwartz were hired after December 1, 2000.

McCormick’s pension plan for employees based in the U.K. is the UK Pension Plan, which is a defined benefit, contributory plan. The UK Pension Plan was closed in 2003 and all benefits under it were frozen from December 31, 2016. The normal retirement age pursuant to the UK Pension Plan is 65; however, a participant may retire as early as age 55 with a reduction in benefit entitlement based on Actuarial tables. The UK Pension Plan provides benefits based on the participant’s years of service and the final pensionable salary (i.e., base pay less Basic State Pension offset). As defined in the UK Pension Plan, “years of service” means all of the executive’s years of service to McCormick after becoming eligible to enter the UK Pension Plan. Mr. Swift’s inclusion in the UK Pension Plan as an Executive of McCormick UK was requested by the Company and approved by the Trustees of the UK Pension Plan where he remained an active member until he elected to withdraw from it in April 2016.

Mr. Kurzius also participates in the senior executive program of the supplemental executive retirement plan (“SERP”), which was adopted in 1979, while Mr. Smith participates in the executive program of the SERP. As noted above, the Compensation and Human Capital Committee closed the senior executive SERP program to new entrants and, on January 3, 2017, a decision was made to freeze the SERP effective February 1, 2017, for all participants, at which point additional benefits ceased to accrue for participants in the SERP, including the above Named Executive Officers. The SERP provided a limited group of senior executives age 50 and older with an inducement to retire before age 65 by providing participating executives with an additional month of service credit for each month of service in the SERP between ages 55 and 60. For participants hired prior to December 1, 2000, the SERP includes a significant portion of the executives’ annual bonuses in the calculation of pension benefits. Specifically, the calculation of average monthly earnings includes 90% of 1/12 of the average of the five highest annual bonuses payable for any five of the ten calendar years immediately preceding termination. For participants hired on or after December 1, 2000, the SERP is calculated by multiplying the benefit amount by a factor based upon the Named Executive Officer’s wage grade at the date of retirement.

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The following table sets forth the accumulated benefit payable upon retirement to each of the Named Executive Officers pursuant to our defined benefit plans and the SERP.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Lawrence E. Kurzius	Pension Plan	13 yrs. 10 mos.	540,455	0
	SERP	16 yrs. 1 mo.	4,510,142	0
Michael R. Smith	Pension Plan	26 yrs. 6 mos.	1,614,052	0
	SERP	24 yrs. 8 mos.	1,969,008	0
Brendan M. Foley(3)	Pension Plan	—	—	—
	SERP	—	—	—
Jeffery D. Schwartz(4)	Pension Plan	9 yrs. 5 mos.	254,626	0
	SERP	—	—	—
Malcolm Swift(5)	UK Pension Plan	11 yrs. 1 mo.	1,196,767	0

(1)	Represents the number of years of service credited to the Named Executive Officer under the respective plan, computed as of the same pension plan measurement date used pursuant to our fiscal 2021 financial statements (November 30, 2021). Actual years of service are as follows: Mr. Kurzius – 16 yrs, 11 mos; Mr. Smith – 30 yrs, 6 mos; Mr. Foley – 7 yrs, 6 mos; Mr. Schwartz – 13 yrs, 5 mos; and Mr. Swift – 16 yrs, 11 mos. The difference in Mr. Kurzius’ credited service between the two plans is due to the additional credit provided by the SERP for each month of service in the Plan after age 55. The difference in Mr. Smith’s credited service between the two plans is due to the SERP being frozen as of February 1, 2017.
(2)	Amounts represent the actuarial present value of the Named Executive Officer’s accumulated benefit under each respective plan, computed as of the same pension plan measurement date used pursuant to our fiscal 2021 financial statements. For a discussion of the assumptions used in this valuation, see Note 11 to our fiscal 2021 financial statements. All assumptions are the same for purposes of the above calculation, other than the assumed retirement age is age 62, the earliest age at which the executives may retire with unreduced benefits.
(3)	Mr. Foley is not eligible for the Pension Plan or SERP.
(4)	Mr. Schwartz did not meet the requisite criteria for inclusion in the SERP prior to its closing.
(5)	As noted previously, Mr. Swift elected to withdraw from the UK Pension Plan in April 2016.

Non-Qualified Deferred Compensation

Effective January 1, 2000, McCormick adopted a deferred compensation plan, which was subsequently incorporated into a similar deferred compensation plan effective January 1, 2005 (collectively, the “DCP”), that allowed a limited number of management employees in the U.S., including each of the Named Executive Officers, to defer up to 80% of their base salary and up to 80% of their annual incentive each year. These percentages were chosen to provide maximum deferral flexibility while requiring sufficient non-deferral salary out of which federal withholding and certain other payroll-based items could be funded. McCormick made no contributions to the plan.

Effective January 1, 2014, McCormick adopted a Defined Contribution Restoration Plan (“DCRP”), which provided deferred compensation for a select group of management employees (hired on or after January 1, 2012), including eligible Named Executive Officers. The plan restored benefits that would have accrued under the McCormick 401(k) Retirement Plan, but were restricted due to the limits on compensation imposed by Sections 415 and 401(a)(17) of the Internal Revenue Code. Employees were not able to contribute to the DCRP. Annually, the Company made a profit sharing contribution to the participant’s account equal to 3% of eligible compensation in excess of the limits imposed by the Internal Revenue Service. On January 3, 2017, and in connection with the establishment of the Non-Qualified Retirement Savings Plan, a decision was made to freeze the current DCRP effective February 1, 2017.

Company contributions to the DCRP vest in increments of 10% per year beginning when the participant reaches age 50 and is fully vested at age 60. Any unvested contributions are forfeited upon separation. If the separation is the result of a change in control, disability, death, constructive discharge or discharge by the Company without cause, the participant’s account balance is deemed to be vested. In most cases, the DCRP vested account balance is paid as a lump sum six months after the participant’s retirement or termination of employment. If the separation is a result of disability, change in control or death, the lump sum is paid upon separation.

In light of the aforementioned freezing of the SERP and defined benefit pension plan, on January 3, 2017, McCormick adopted amendments to the DCP establishing a Non-Qualified Retirement Savings Plan (the “NQRSP”), effective February 1, 2017, to provide for additional retirement benefits for certain employees, including the Named Executive Officers. Under the NQRSP, certain management employees in the U.S., including the Named Executive Officers, may defer up to 80% of their total cash compensation (base salary and annual incentive bonus). Employees are permitted to elect separate deferral percentages for the amounts of such compensation up to the annual compensation limit established by the IRS for the 401(k) plan, currently $290,000 for 2021 (the “IRS Limit”) and the amounts of compensation in excess of the IRS Limit. Beginning in 2018, McCormick made a matching contribution to the deferred compensation account of eligible employees who defer compensation above the IRS Limit

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up to 4% of such amount for the 2018 calendar year and up to 5% of such amount thereafter. Additionally, employees, including the Named Executive Officers receive an annual contribution by McCormick into their deferred compensation account equal to 3% of the compensation amount in excess of the IRS Limit. In addition, to account for a portion of the benefit that would have been received under the SERP, and that will not be received under the NQRSP, the Company (i) provided certain executives, including Messrs. Kurzius and Smith, with one time restricted stock unit grants during fiscal 2017, and (ii) is providing certain executives, including Messrs. Kurzius and Smith, with transition credits to their deferred compensation account that are a percentage of compensation in excess of the IRS Limit. Such transition credits were contributed for a 46-month period that began on February 1, 2017 and continued through November 30, 2020. These contributions and transition credits are included in the Summary Compensation Table above (as fiscal 2019 compensation).

In most cases, deferred amounts plus earnings in the NQRSP are paid upon the participant’s retirement or termination of employment. For deferrals made prior to 2005, upon a participant’s termination of employment, the plan balance is paid on a lump-sum basis. Upon retirement, the plan balance is paid in either a lump sum or in 5, 10, 15, or 20-year installments based on the participant’s election made at the time of the deferral. For deferrals made in 2005 and beyond, the plan balance is paid six months following retirement or termination in either a lump sum or in 5, 10, 15, or 20-year installments based on the participant’s election made at the time of the deferral. Account balances under the plan are held in a “rabbi” trust and, until distributed to the participants, are available to satisfy the claims of McCormick’s creditors.

For all plan participants, including each of the participating Named Executive Officers, the deferred amounts are recorded in a notional deferred compensation account and change in value based upon the gains and losses of benchmark fund alternatives. With limited exceptions, these fund alternatives are the same as those available under the McCormick 401(k) Retirement Plan. Participants may generally elect to change their fund choices at any time (there are certain restrictions applicable to participants who are subject to Section 16 of the Exchange Act).

Mr. Swift is not eligible to participate in the NQRSP, and there is no comparable plan in the U.K.

The following table sets forth the Named Executive Officers’ contributions, McCormick contributions, account earnings and aggregate balance under the non-qualified deferred compensation plans as of November 30, 2021.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)		Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Lawrence E. Kurzius	930,854	349,142	(5)	2,331,585	0	15,526,605
Michael R. Smith	194,404	132,323	(6)	478,855	0	2,806,326
Brendan M. Foley	114,313	152,418	(7)	7,757	0	954,857
Jeffery D. Schwartz	63,915	85,220	(8)	52,598	0	553,309
Malcolm Swift(9)	—	—		—	—	—
(1)	Amounts represent deferrals of compensation by each respective Named Executive Officer during fiscal 2021 as follows: Mr. Kurzius - $250,000 (salary), $680,854 (non-equity incentive plan compensation); Mr. Smith - $70,942 (salary), $123,462 (non-equity incentive plan compensation); Mr. Foley - $43,823 (salary), $70,490 (non-equity incentive plan compensation); and Mr. Schwartz - $32,977 (salary), $30,938 (non-equity incentive plan compensation). The salary amounts are included with the “Salary” column of the “Summary Compensation Table” above. The non-equity incentive plan compensation amounts are fiscal 2020 annual incentive compensation that was paid during fiscal 2021 and thus are not included in the Summary Compensation Table for fiscal 2021. The “Executive Contributions in Last Fiscal Year” column does not include executive contributions made in fiscal 2021 relating to non-equity incentive plan compensation earned in fiscal 2021.
(2)	As described above under “Non-Qualified Deferred Compensation,” amounts represent a 3% profit sharing above the IRS Limit and a Non-Qualified Retirement Savings Plan (NQRSP) match contribution. These non-elective contributions were earned in fiscal 2021 and deposited into the Named Executive Officers’ respective NQRSP accounts in January 2022.
(3)	Non-qualified deferred compensation earnings are not above-market or preferential and therefore these amounts are not reported in the “Summary Compensation Table” above.
(4)	Of these amounts, the following deferred amounts (from salary and/or bonus) are included in the Summary Compensation Table above (either as fiscal 2019, 2020 or 2021 compensation) for each Named Executive Officer: Mr. Kurzius - $2,234,646; Mr. Smith - $450,214; Mr. Foley - $252,743; and Mr. Schwartz - $143,695.
(5)	Mr. Kurzius amounts represent the following - Company contributions include a match into the Non-Qualified Retirement Savings Plan of $218,214, and 3% Profit Sharing (above the IRS Limit) of $130,928.
(6)	Mr. Smith amounts represent the following – Company contributions include a match into the Non-Qualified Retirement Savings Plan of $82,702, and 3% Profit Sharing (above the IRS Limit) of $49,621.
(7)	Mr. Foley amounts represent the following – Company contributions include a match into the Non-Qualified Retirement Savings Plan of $95,261 and a 3% Profit Sharing (above the IRS Limit) of $57,157. Mr. Foley is the only Named Executive Officer eligible for the Defined Contribution Restoration Plan (DCRP), which was frozen as of February 1, 2017. As of November 30, 2021, there was a balance of $53,510 in his DCRP account.
(8)	Mr. Schwartz amounts represent the following – Company contributions include a match into the Non-Qualified Retirement Savings Plan of $53,262 and a 3% Profit Sharing (above the IRS Limit) of $31,957.
(9)	Mr. Swift is not eligible to participate in the non-qualified deferred compensation plan, and there are no similar plans in the U.K.

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Potential Payments Upon Termination or Change in Control

Similar to all McCormick employees, upon termination without cause, each Named Executive Officer, except for Mr. Swift (as explained below), may be entitled to receive the following payments and benefits:

•	a lump sum payment equal to his or her accrued but unused vacation time;

•	post-employment health benefits for the remainder of the calendar month of departure and optional benefits payable under the Consolidated Omnibus Benefits Reconciliation Act for up to 18 months following termination;

•	in the event of a termination of employment due to total and permanent disability, a monthly payment equal to 50% of salary minus 50% of the Social Security payment received, paid in equal monthly installments until the executive attains age 65; and

•	in the event of death before termination or retirement, a one-time benefit is paid to his or her beneficiary in an amount equal to the executive’s base salary, subject to a limit of $500,000.

In addition, upon termination of employment, including retirement, the applicable Named Executive Officers are entitled to receive their respective balances pursuant to the nonqualified deferred compensation plan, as described above under “Non-Qualified Deferred Compensation.”

Mr. Swift is entitled to receive the following payments and benefits:

•	a lump sum payment equal to his accrued but unused vacation time;

•	in the event of disability which precludes Mr. Swift from carrying out his duties and lasts longer than 28 weeks, insurance is in place to cover 75% of his pre-disability salary (basic annual salary) less any state benefit payable (if entitled to any state benefit) for the duration of the disability, age 65, or death, whichever comes first. Once in payment, the benefit escalates each year at a rate of the lessor of 2.5% and the Retail Price Index; and

•	in the event of death before termination or retirement, a one-time benefit is paid to his beneficiary in an amount equal to his base salary, subject to a limit of four times the UK Pension Plan cap of £160,000 (or $213,280).

Additionally, as described above, the Company’s executive officers, including Mr. Swift, participate in McCormick’s Severance Plan for Executives (the “Severance Plan”).

The Severance Plan provides for severance and other benefits to eligible employees under two situations: (i) if they experience an involuntary termination without “cause” or a voluntary termination for “good reason,” each as defined in the Severance Plan; or (ii) in the event of a termination as described above that occurs within six months before a “change in control” or within two years after a “change in control” as defined in the Severance Plan. An eligible employee who experiences such termination and executes (and does not revoke) a general release of claims against the Company will receive the following payments and benefits:

Element	Termination Without “Cause” or For “Good Reason” Under Change in Control	Termination Without “Cause” or For “Good Reason” NOT Under Change in Control
Cash Severance (Base + Annual Incentive)	CEO = 2.5X All Others = 2.0X using full year incentive at target	CEO = 1.5X All Others = 1.0X using full year incentive at target
Long-Term Performance Plan	Full vesting of all open cycles, pay at target	Pro-rata vesting at actual performance level
Equity Awards	Full vesting of all equity awards	Immediate vesting for equity awards that would have vested during the severance period; exercise of options within 1 year (1.5 years for CEO)
Annual Incentive	Pay pro-rata at target	Pay pro-rata at target

Eligible employees are subject to a number of covenants, including a covenant not to compete with the Company or solicit its customers or employees for a period ranging from 12 months (or 18 months for the CEO) to 24 months following termination of employment.

The Severance Plan does not provide for any tax gross-up payments to any eligible employee to offset any excise taxes that may be imposed as a result of the severance benefits. Instead, if the payments described above would be subject to the excise tax, then the payments will be reduced to a level at which no payments would be subject to the excise tax if doing so would result in the employee being able to retain a greater benefit after giving effect to the income tax consequences (including the excise tax).

Equity Plans

On March 30, 2022, and subject to shareholder approval, the Board of Directors of the Company expects to adopt the McCormick & Company, Inc. 2022 Omnibus Incentive Plan (the “2022 Plan”), in which the Company’s executive officers are eligible to participate and which will supersede McCormick’s 2013 Omnibus Incentive Plan (the “2013 Plan). The 2013 Plan, as amended, granted the Compensation and Human Capital Committee the discretion to include in any award agreement in connection with a “change in control,” a requirement that a change in control and termination of employment occur (known as a “double trigger”) for such award’s vesting to accelerate. Under the 2022 Plan, all awards shall be subject to double trigger vesting acceleration upon a “change in control” (i.e., the individual must experience a qualifying termination that occurs within six months

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before a “change in control” or within two years after a “change in control” to have his or her award’s vesting accelerated), unless the Board negotiates otherwise in connection with a particular “change in control.” While this benefit is available to all of our equity plan participants equally, pursuant to SEC requirements, we have included this acceleration benefit in the table below.

A “change in control” is generally defined as:

•	the consolidation or merger of McCormick with or into another entity where McCormick is not the continuing or surviving corporation, except for any consolidation or merger in which, generally, the holders of McCormick’s Common Stock and non-voting common stock immediately before the consolidation or merger own in excess of 50% of the voting stock of the surviving corporation;

•	any sale, lease, exchange or other transfer of all or substantially all of the assets of McCormick;

•	any person becoming the beneficial owner, directly or indirectly, of 35% of McCormick’s Common Stock; or

•	directors elected by the Company’s stockholders at the most recent annual meeting of stockholders, and any new directors approved by at least a majority of the directors then in office, cease to constitute a majority of the members of the Board.

Estimates of Payments Upon Termination or Change in Control

The table below sets forth estimated payment amounts each Named Executive Officer would have received, unless otherwise noted, upon death, total and permanent disability, retirement, involuntary termination without cause, or change in control, assuming a triggering event on November 30, 2021. For purposes of the estimated amounts below, we have assumed that the price per share of our common stock was $85.82, the closing market price of our Common Stock Non-Voting on November 30, 2021 (the last business day of our fiscal year).

In addition, we have not included each applicable Named Executive Officer’s award under the annual performance-based incentive compensation program, or their respective balances of their non-qualified deferred compensation accounts, as these amounts are disclosed in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table,” and the “Aggregate Balance at Last FYE” column of the “Non-Qualified Deferred Compensation” table, above.

Potential Payments Upon Termination or Change in Control (“CIC”)($)	Lawrence E. Kurzius	Michael R. Smith	Brendan M. Foley	Jeffery D. Schwartz	Malcolm Swift
Cash Severance Payment:
Involuntary Termination Without Cause(1)	6,562,500	2,175,000	2,400,000	1,647,000	1,999,500
CIC(2)	9,687,500	3,625,000	4,000,000	2,775,500	3,332,500
Long-Term Performance Plan:
FY2020-2022 Performance Period
Retirement/Death/Disability/Involuntary
Termination Without Cause(3)	2,133,333	533,333	566,667	333,333	433,333
CIC(4)	3,200,000	800,000	850,000	500,000	650,000
FY2021-2023 Performance Period
Retirement/Death/Disability/Involuntary
Termination Without Cause(3)	1,350,000	366,667	316,667	250,000	250,000
CIC(4)	4,050,000	1,100,000	950,000	750,000	750,000
Equity Awards:
Accelerated Stock Options
Death/Disability/CIC(5)	1,768,403	442,109	470,193	266,271	357,880
Retirement/Involuntary Termination Without Cause(6)	1,768,403	442,109	470,193	162,539	357,880
Accelerated RSUs
Retirement(7)	1,967,853	492,092	3,956,474	—	398,205
Death/Disability/CIC(7)	1,967,853	492,092	3,956,474	294,019	398,205
Involuntary Termination Without Cause(8)	1,967,853	492,092	3,956,474	187,088	398,205
Pension Plan Payment(9)
Retirement/Involuntary Termination/CIC	540,455	1,583,084	—	254,626	1,141,181
Disability	385,150	1,047,081	—	195,018	1,141,181
Death	252,798	779,686	—	131,546	817,396
SERP Payment(10)
Retirement/Involuntary Termination	4,510,142	1,927,893	—	—	—
CIC	4,381,558	1,853,873	—	—	—
Disability	3,388,017	1,424,351	—	—	—
Death	2,094,715	939,616	—	—	—
Disability Benefits(11)	462,381	199,881	237,381	142,381	499,875

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(1)	These amounts represent the cash severance payment that would be received if involuntary termination without cause occurred on November 30, 2021.
(2)	These amounts represent the cash severance payment that would be received if a change in control termination occurred on November 30, 2021.
(3)	These amounts represent target awards for the FY2020-2022 and FY2021-2023 performance cycles, adjusted pro rata based on service through November 30, 2021. The LTPP provides that these amounts would be further adjusted (0-250% and 0-300%, respectively) based on McCormick’s performance.
(4)	These amounts represent target awards for the FY2020-2022 and FY2021-2023 performance cycles, paid at target, if a change in control termination occurred on November 30, 2021.
(5)	These amounts represent the potential gain on all options that would become exercisable if a triggering event occurred on November 30, 2021. The amounts are calculated by taking the closing price on November 30, 2021, less the strike price, times the number of unexercisable in-the-money options as of November 30, 2021.
(6)	These amounts represent the potential gain on options that would become exercisable during the severance period if a triggering event occurred on November 30, 2021. The severance period is defined as 18 months for the CEO and 12 months for all others. The amounts are calculated by taking the closing price on November 30, 2021, less the strike price, times the number of unexercisable in-the-money options that would have vested within the severance period as described above.
(7)	These amounts represent the potential earnings on all RSUs that would vest if a triggering event occurred on November 30, 2021. The amounts are calculated by taking the closing price on November 30, 2021 times the number of vested RSUs as of November 30, 2021.
(8)	These amounts represent the potential earnings on RSUs that would vest during the period from grant date to the qualifying separation date if a triggering event occurred on November 30, 2021, expressed as a proportion of each vesting period.
(9)	Present value of benefits payable immediately if triggering event occurred on November 30, 2021. The amounts are calculated based on the 2021 FAS disclosure discount rate of 2.94%, the Generational MILES (Mercer Industry Longevity Experience Study) white collar mortality table for the Consumer Goods and Food & Drink industry for healthy mortality with mortality improvement scale based on the Social Security Administration’s expectations of future mortality improvement. For disability benefits, the RP-2014 generational sex distinct disabled mortality tables with adjustments to remove projections after 2006 (the central year of the mortality table) and the same mortality improvement scale referenced above for healthy participants was used. Because the Change in Control benefits payable from the SERP are payable as a lump sum, post-retirement mortality for those benefits was based on 417(e) unisex mortality, which was also used for the portion of the Pension Plan benefit assumed to be paid as a lump sum. See the narrative to the “Retirement Benefits” table above for a discussion of the payment formulae upon the various termination events. The mortality assumptions used for the Pension Plan are consistent with those used for financial disclosure purposes with the exception that the “no collar” version of the MILES table was used for financial disclosure purposes for the entire Pension Plan population. The “white collar” version of this table was used for the SERP in order to better reflect the expected longevity of the executive population, and therefore this table was also used to measure the Pension Plan Liabilities for the executives to provide consistent values (and expected longevity) for executives with both Pension Plan and SERP benefits. The amount shown for Mr. Swift associated with retirement is the present value of benefits as of November 30, 2021. There would be no additional benefits payable to Mr. Swift through the UK Pension Plan under either a change in control or an involuntary separation. In either case, Mr. Swift is a deferred member of the plan and his pension will be payable on retirement at age 65.
(10)	Present value of benefits payable immediately if triggering event occurred on November 30, 2021. The amounts are calculated based on the 2021 FAS disclosure discount rate of 2.84%, the Generational MILES (Mercer Industry Longevity Experience Study) white collar mortality table for the Consumer Goods and Food & Drink industry for healthy mortality with mortality improvement scale based on the Social Security Administration’s expectations of future mortality improvement. For disability benefits, the RP-2014 generational sex distinct disabled mortality tables with adjustments to remove projections after 2006 (the central year of the mortality table) and the same mortality improvement scale referenced above for healthy participants was used. Because the Change in Control benefits payable from the SERP are payable as a lump sum, post-retirement mortality for those benefits was based on 417(e) unisex mortality, which was also used for the portion of the Pension Plan benefit assumed to be paid as a lump sum. See the narrative to the “Retirement Benefits” table above for a discussion of the payment formulae upon the various termination events. The mortality assumptions used for the SERP are consistent with those used for financial disclosure purposes.
(11)	The amount shown is an estimated annual benefit paid to the Named Executive Officer in the event that he becomes totally and permanently disabled. The amounts are calculated on the amount in excess of the IRS Limit. The amounts set forth in the table above assume the executives’ current base salary and one-half of the maximum Social Security offset, as applicable.

CEO Pay Ratio Disclosure

In accordance with SEC rules, companies are required to disclose the ratio of the annual total compensation of their CEO to the median of the annual total compensation of their other employees.

The annual total compensation of our median employee (other than the CEO) for 2021 was $38,004. As disclosed in the Summary Compensation Table above, our CEO’s annual total compensation for 2021 was $12,718,656. As a result, the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 335 to 1 for fiscal 2021.

Given our geographic footprint outside of the United States, the table below also includes the ratio based on a median employee identified from our U.S. employee population only.

Based on the foregoing, our estimate of the ratio of the annual total compensation of our CEO to the annual compensation of our median employee is as follows:

Median Employee Globally	335:1
Median Employee in the United States	172:1

In order to identify the median employee, the following methodology was used: As of September 1, 2021, we collected data for all full- and part-time employees globally using total cash compensation as our consistently applied compensation measure. Pay was annualized for employees hired during the period and international employee pay was converted to U.S. dollars using the applicable exchange rates as of September 1, 2021.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described above. It should not be used as a basis for comparison between companies, as geographic footprint and methodology may vary.

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Equity Compensation Plan Information

The following table summarizes information about McCormick’s equity compensation plans as of November 30, 2021:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
Plan Category	(a)	(b)	(c)
Equity Compensation Plans approved by security holders(1)	Common Stock 6,657,277 Common Stock Non-Voting 5,724(3)	Common Stock $64.28 Common Stock Non-Voting $0.00	Common Stock 1,932,552 Common Stock Non-Voting 4,968,839
Equity Compensation Plans not required to be approved by security holders	Common Stock 0 Common Stock Non-Voting 0	Common Stock 0.00 Common Stock Non-Voting $0.00	Common Stock 0 Common Stock Non-Voting 0
TOTAL	Common Stock 6,657,277 Common Stock Non-Voting 5,724(3)	Common Stock $64.28 Common Stock Non-Voting $0.00	Common Stock 1,932,552 Common Stock Non-Voting 4,968,839
(1)	Includes the 2004 Long-term Incentive Plan, the 2007 and 2013 Omnibus Incentive Plans, including 1,101,809 shares assuming the target amount that could be earned under the FY2019-FY2021, FY2020-FY2022 and FY2021-FY2023 LTPP cycles and assuming the 60% hurdle is achieved under the VCAP. An additional 2,018,953 shares could be issued assuming the maximum amount for all such performance-based awards is achieved.
(2)	In addition to plans included in footnote (1), includes the 2009 Employee Stock Purchase Plan.
(3)	Shares are subject to outstanding RSU awards that have no exercise price and therefore are not factored into the calculation of the Weighted-average exercise price column.

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Report of Audit Committee

The responsibilities of the Audit Committee are defined in a Charter which has been approved by the Board of Directors. The Committee’s Charter is available at McCormick’s Investor Relations website at ir.mccormick.com under “Corporate Governance,” then “Audit Committee Charter.” Among other things, the Charter gives the Committee the responsibility for reviewing McCormick’s audited financial statements and the financial reporting process. In carrying out that responsibility, the Committee has reviewed and discussed McCormick’s audited financial statements with management, and it has discussed with McCormick’s independent registered public accounting firm the firm’s opinion on the financial statements, including critical audit matters addressed during the audit and the effectiveness of the Company’s internal controls over financial reporting, as well as the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Committee has received and reviewed the written disclosures and letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with such firm its independence. The Audit Committee has reviewed the fees of the independent registered public accounting firm for non-audit services and believes that such fees are compatible with the independence of the independent registered public accounting firm. Based on these reviews and discussions, the Committee recommended to the Board of Directors that McCormick’s audited financial statements be included in McCormick’s Annual Report on Form 10-K for the fiscal year ended November 30, 2021. The Committee also decided to appoint the accounting firm of Ernst & Young LLP to serve as the independent registered public accounting firm of McCormick for fiscal year 2022, subject to ratification by the stockholders of McCormick, because of, among other things, the quality and efficiency of the services they provide, their capabilities, technical expertise and knowledge of McCormick’s operations and industry, and their ability to remain independent.

All members of the Audit Committee are “independent” pursuant to the requirements of McCormick’s Corporate Governance Guidelines, the NYSE’s Listing Standards, and applicable SEC rules.

Submitted by:	Audit Committee
Maritza Montiel, Chair
Anne L. Bramman
Gary M. Rodkin

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Fees of Independent Registered Public Accounting Firm

Audit Fees

The audit fees billed for professional services rendered by Ernst & Young LLP for the audit of McCormick’s annual financial statements, including certain required statutory audits, for the most recent fiscal year and the review of the financial statements included in McCormick’s Quarterly Reports on Form 10-Q for the most recent fiscal year were approximately $6.1 million. For the 2020 fiscal year, such fees were approximately $5.7 million.

Audit Related Fees

The aggregate fees billed for all audit related services rendered by Ernst & Young LLP for the most recent fiscal year were approximately $100,000, and for the 2020 fiscal year were approximately $300,000. Audit related services principally include due diligence in connection with acquisitions, accounting consultations, employee benefit plan audits, and agreed upon procedures.

Tax Fees

The aggregate fees billed for all tax services rendered by Ernst & Young LLP for the most recent fiscal year were approximately $300,000, and for the 2020 fiscal year were approximately $200,000. Tax services principally include tax compliance, tax advice and tax planning.

All Other Fees

The aggregate fees billed for all other professional services rendered by Ernst & Young LLP for the most recent fiscal year were approximately $200,000, and for 2020 fiscal year were approximately $200,000. Other services principally include an IT security risk assessment.

The Audit Committee has adopted policies and procedures for the pre-approval of services related to the above fees. The Committee has pre-approved requests for services to be provided by Ernst & Young LLP that are included on a schedule of potential services in an amount not to exceed $750,000 per year. The Director of Internal Audit is delegated the authority to oversee such pre-approved services, is required to provide the Committee with regular reports on such pre-approved services for the Committee’s review, and is required to inform the Chair of the Committee of any engagement for such pre-approved services in excess of $200,000. The Committee also pre-approves annually expected known services for the upcoming year.

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PROPOSAL 2
Ratification of Appointment of Independent Registered Public Accounting Firm

The Board of Directors has ratified the Audit Committee’s appointment of the accounting firm of Ernst & Young LLP (“EY”) to serve as the independent registered public accounting firm of McCormick for fiscal year 2022, subject to ratification by the stockholders of McCormick. EY was first appointed to serve as the independent registered public accounting firm of McCormick in 1982 and is considered by the Audit Committee and the management of McCormick to be well qualified. Representatives of EY are expected to be available for the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Although stockholder ratification is not required, the appointment of EY is being submitted for ratification as a matter of good corporate governance practice with a view towards soliciting stockholders’ opinions which the Audit Committee will take into consideration in future deliberations. If EY’s selection is not ratified at the Annual Meeting of Stockholders, the Audit Committee will reconsider whether to retain EY. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of McCormick and its stockholders. Factors considered by the Audit Committee in deciding whether to retain the current independent registered public accounting firm include:

•	the quality and efficiency of the services provided by EY, including input from management on EY’s performance;
•	EY’s global capabilities;
•	EY’s technical expertise and knowledge of McCormick’s global operations and industry;
•	external data on audit quality and performance, including relevant PCAOB reports on EY and its peer firms; and
•	the appropriateness of EY’s fees, EY’s tenure as McCormick’s independent registered public accounting firm, including the benefits of a long relationship, and the controls and processes in place that help ensure EY’s continued independence.

Additionally, the Audit Committee considered the benefits of the continued relationship with EY, including:

•	Enhanced audit quality – Through extensive experience with McCormick, EY has gained significant institutional knowledge of and deep expertise regarding McCormick’s global business, accounting policies and practices, and internal control over financial reporting.
•	Efficient fee structure – EY’s aggregate fees are competitive with peer companies because of EY’s familiarity with McCormick.
•	Avoid costs and disruption associated with new auditor – Onboarding a new independent accountant is costly and requires a significant time commitment that could distract from management’s focus on financial reporting and controls.

Factors considered by the Audit Committee to assess, and to help ensure the independence of EY include:

•	Strong Audit Committee oversight – Oversight includes regular private sessions with EY, discussion with EY about the scope of its audit, a comprehensive annual evaluation when determining whether to reengage EY.
•	Lead Partner Rotation – Mandatory five-year rotation of lead engagement partner for EY with direct involvement by the Audit Committee and its Chair in the transition. The current lead engagement partner will rotate in 2024.
•	Limits on non-audit services – The Audit Committee limits and pre-approves audit and permissible non-audit services provided by EY in accordance with its pre-approval policy.
•	EY’s internal independence process – EY conducts periodic internal reviews of its audit and other work, assesses the adequacy of partners and other personnel working on the Company’s account and rotates the lead engagement partner and other partners on the engagement consistent with independence requirements.
•	Strong regulatory framework – EY, as an independent registered public accounting firm, is subject to PCAOB inspections, “Big 4” peer reviews and PCAOB and SEC oversight.

Based on this evaluation, the Audit Committee and the Board believe that retaining EY to serve as the independent registered public accounting firm for fiscal year 2022 is in the best interests of McCormick and its stockholders.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present or by proxy at a meeting at which a quorum is present is required to ratify the appointment of Ernst & Young LLP as McCormick’s independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION.

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PROPOSAL 3
Advisory Vote on Executive Compensation

The Board of Directors is committed to excellence in governance and is aware of the significant interest in executive compensation matters by investors and the general public. At the Company’s Annual Meeting of Stockholders on March 31, 2021, our stockholders were given the opportunity to endorse or not endorse, on a non-binding advisory basis, our compensation program for Named Executive Officers by voting for or against a resolution calling for the approval of such program for the 2021 fiscal year. Stockholders approved the compensation program with more than 97% of the votes cast by the holders of Common Stock.

The Company continues to design its executive compensation program to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and increase stockholder value. We believe that our compensation policies and procedures are centered on pay-for-performance principles and are strongly aligned with the long-term interests of our stockholders. See “Compensation of Executive Officers –Compensation Discussion and Analysis” above.

The Company is presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse our pay program for Named Executive Officers by voting for or against the following resolution (a “say-on-pay” vote). While the vote on the resolution is advisory in nature and therefore will not bind us to take any particular action, our Board of Directors intends to carefully consider the stockholder vote resulting from the proposal in making future decisions regarding our compensation program.

“RESOLVED, that the stockholders approve the compensation of the Company’s Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative executive compensation disclosures contained in the proxy statement.”

It is expected that the next say-on-pay vote will occur at the 2023 Annual Meeting of Stockholders.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present or by proxy at a meeting at which a quorum is present is required (on a non-binding advisory basis) to endorse the compensation of the Company’s Named Executive Officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL.

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PROPOSAL 4
Approval of 2022 Omnibus Incentive Plan

At the Annual Meeting of Stockholders on April 3, 2013, McCormick’s stockholders approved the 2013 Omnibus Incentive Plan, which is herein referred to as the “2013 Plan.” On January 25, 2022, upon the recommendation of the Compensation and Human Capital Committee, the Board of Directors adopted the 2022 Omnibus Incentive Plan (the “2022 Plan”), effective March 30, 2022 (the “Effective Date”). Adoption of the 2022 Plan is subject to the approval of McCormick’s stockholders within one year of the Effective Date. McCormick’s stockholders are being asked to approve the 2022 Plan at this Annual Meeting.

The purpose of the 2022 Plan is the same as the 2013 Plan, which is to enhance the ability of McCormick and its related entities to attract and retain highly talented directors, officers, employees, and independent contractors; to motivate 2022 Plan participants to achieve McCormick’s financial goals and strategic objectives; and to facilitate the design and implementation of competitive incentive compensation programs. To this end, the 2022 Plan provides for the grant of share-based awards in the form of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), unrestricted stock, performance awards, and other stock-based awards, as well as the grant of cash awards.

The provisions of the 2022 Plan and the 2013 Plan are also substantially the same, except for a few notable differences: (1) shares subject to certain awards settled in cash cannot be returned to the share pool for subsequent grants; (2) unlike the 2013 Plan, the 2022 Plan includes an annual limit for awards to non-employee directors; (3) certain provisions in the 2013 Plan relating to the “performance-based” compensation exception under Section 162(m) of the Internal Revenue Code (“Code”) are not included in the 2022 Plan because that exception was removed from the Code; (4) participant consent will no longer be needed to amend an award unless the amendment’s adverse effect on the participant is “material”; (5) in the context of a change in control, all awards granted under the 2022 Plan will be subject to double-trigger vesting that requires the participant to experience a “Change in Control Termination” (as defined below, generally an involuntary termination without cause or a voluntary termination for “Good Reason”) to vest in connection with a change in control; and (6) only shares of voting stock will be available for issuance under the 2022 Plan.

On the Record Date, the number of shares of Common Stock reserved for issuance under the 2022 Plan was 6,750,000, plus any shares of Common Stock that are subject to outstanding awards under prior McCormick equity incentive plans that expire or are forfeited, canceled or settled for cash without delivery of shares of Common Stock (except with respect to SARs and RSUs) after the date the McCormick stockholders approve the 2022 Plan, but only to the extent such shares would have been added back to the total number of shares of stock available for issuance under prior equity incentive plans. The prior McCormick equity incentive plans include the 1997 Stock Option Plan, 1999 Directors’ Non-Qualified Stock Option Plan, 2000 McCormick France Share Option Plan, 2001 Stock Option Plan, 2002 Mid-Term Incentive Plan, 2004 Long-Term Incentive Plan, 2004 Directors’ Non-Qualified Stock Option Plan, McCormick (UK) Share Option Scheme, 2007 Omnibus Incentive Plan, and 2013 Plan (the “Prior Plans”).

On the Record Date, the closing price of our Common Stock was $95.39 per share. On the Record Date, directors and executive officers, including the Named Executive Officers, and approximately 750 employees were eligible to participate in the 2022 Plan.

The following is a summary of the principal features of the 2022 Plan. This summary is qualified in its entirety by the more detailed terms and conditions of the 2022 Plan, a copy of which is attached as Exhibit A to this Proxy Statement. If the 2022 Plan is not approved by the required vote of stockholders by March 30, 2023, it will terminate. McCormick intends to file a registration statement under the Securities Act of 1933, as amended, to register the shares of Common Stock to be issued pursuant to the 2022 Plan.

Required Vote of Stockholders

The affirmative vote of a majority of all votes cast by holders of the shares of Common Stock present in person or by proxy at a meeting at which a quorum is present is required to approve the 2022 Omnibus Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2022 OMNIBUS INCENTIVE PLAN.

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Description of the 2022 Plan

Administration

The Compensation and Human Capital Committee of the Board of Directors will administer the 2022 Plan for those participants who are members of the Board of Directors, executive officers and other key employees designated by that Committee as plan participants. The Company’s Management Committee will administer the 2022 Plan for all other plan participants. The term “Committees” refers to the Compensation and Human Capital Committee or the Management Committee, as the case may be.

Eligibility

The Committees will designate those employees and independent contractors of McCormick and non-employee members of the Board of Directors who will participate in the 2022 Plan. The Committees will consider the position and responsibilities of the participant, the nature and value of such participant’s services and accomplishments, the present and potential contribution of the participant to the success of McCormick and such other factors as the Committees may deem appropriate.

Shares Authorized

Subject to adjustment in the event of recapitalization, stock split, reorganization or similar transaction, 6,750,000 shares of the Company’s Common Stock will be reserved for issuance under awards granted under the 2022 Plan, which includes the number of shares of the Company’s Common Stock available for grant under each of the Prior Plans as of the Effective Date. Of such number, no more than 6,000,000 shares may be granted as awards (other than awards for stock options or SARs). In addition, any shares of Common Stock (but not shares of common stock that do not carry voting rights) covered by an award (or portion of an award), including any award under any of the Prior Plans, that are forfeited, canceled, reacquired by the Company prior to vesting, expired (whether voluntarily or involuntarily), satisfied without the issuance of shares of Common Stock (except as provided below with respect to SARs and RSUs), surrendered pursuant to an exchange, or otherwise terminated (other than by exercise) shall again be available for grant and issuance under the 2022 Plan, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares of Common Stock that may be issued under the 2022 Plan, and shall not reduce the shares of Common Stock reserved for issuance under awards granted under the 2022 Plan.

Except for SARs and RSUs, with respect to awards that shall or may be settled in cash, only shares of Common Stock actually issued pursuant to such awards will cease to be available under the 2022 Plan; all remaining shares under such awards will be available for future grants under the 2022 Plan. For the avoidance of doubt, even if a SAR or RSU is settled in cash, the shares of Common Stock subject to the SAR or RSU will cease to be available under the 2022 Plan. If any shares of Common Stock that actually have been issued under the 2022 Plan pursuant to an award are forfeited back to or reacquired by the Company pursuant to the failure to meet a contingency or condition required to vest such shares in the grantee, a right of first refusal, a forfeiture provision, or repurchase by the Company, then the shares that are forfeited or reacquired will revert to and again become available for future grant and issuance under the 2022 Plan. However, shares of Common Stock tendered to or withheld by the Company in connection with the exercise of a stock option, or the payment of tax withholding on any award, shall not be available for future issuance under the 2022 Plan.

Awards

Awards may be made under the 2022 Plan in the form of (i) stock options, (ii) SARs, (iii) restricted stock, (iv) RSUs, (v) unrestricted stock, (vi) performance awards, and (vii) other stock-based awards or cash incentives that are consistent with the purpose of the 2022 Plan and the interests of the Company:

Stock-Based Awards

Incentive Stock Options. An incentive stock option is an award in the form of a stock option to purchase shares of Common Stock that is intended to comply with the requirements of Section 422 of the Code. The strike price of each incentive stock option will not be less than the fair market value of the Common Stock on the date on which the stock option is granted.

Non-Qualified Stock Options. A non-qualified stock option is an award in the form of a stock option to purchase shares of Common Stock. Non-qualified stock options do not qualify for the special tax treatment accorded to incentive stock options under Section 422 of the Internal Revenue Code. The strike price of each non-qualified stock option will not be less than the fair market value of the Common Stock on the date on which the stock option is granted.

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Stock Appreciation Rights. A SAR is an award in the form of a right to receive cash, Common Stock, or a combination of cash and Common Stock in an amount equal to the appreciation in the value of the Common Stock over a base price (i.e., strike price) established in the award. The Committees may grant SARs either independently of stock options or in tandem with stock options such that the exercise of one cancels the other. The minimum base price of a SAR will not be less than the fair market value of the underlying Common Stock on the date on which the SAR is granted.

Restricted Stock. Restricted stock is an award of shares of Common Stock that are issued subject to specified restrictions on transfer, forfeiture and/or such other restrictions on incidents of ownership as set forth in the applicable award agreement.

Restricted Stock Units. A RSU is an award payable in cash, Common Stock, or a combination of cash and Common Stock, upon the attainment of vesting conditions (which may be time-based and/or performance-based) as set forth in the applicable award agreement. The value of each RSU is equal to the fair market value of a share of Common Stock.

Unrestricted Stock. Awards of unrestricted stock provide shares of Common Stock that are not subject to any vesting, forfeiture or similar restrictions.

Performance Awards. A performance award is an award in the form of a performance share, performance unit or other performance award payable in cash or Common Stock upon the achievement of performance goals established by the Committees.

Cash-Based Awards

Cash-Based Awards. Cash-based awards are awards that provide participants with the opportunity to earn cash payments based upon the achievement of one or more performance goals. The Committees will determine the relevant performance criteria, the goal for each criterion, the achievement necessary for awards to be paid, the weighting of performance goals, and the size of the awards.

Performance-Based Awards

The 2022 Plan permits the Committees to grant awards subject to vesting or payment based on the achievement of performance goals. Under the 2022 Plan, the performance goal(s) shall be based on one or more performance criteria selected by the Committees, which may include, but shall not be limited to: (1) net sales; (2) operating income; (3) pre- or after-tax income; (4) operating profit minus capital charges; (5) cash flow, including operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment; (6) net income; (7) earnings per share; (8) earnings before interest and taxes; (9) earnings before interest, taxes, depreciation, and/or amortization; (10) return on equity; (11) return on invested capital; (12) asset management and/or return on assets; (13) economic value added (or an equivalent measure); (14) share price performance; (15) total shareholder return; (16) improvement in or achievement of expense levels and/or cost savings; (17) improvement in or achievement of working capital levels and/or cost of capital; (18) innovation as measured by a percentage of sales of new products; (19) market and/or category share; (20) productivity measurements and/or ratios; (21) completion and/or integration of acquisitions of businesses or companies; (22) completion of divestitures and asset sales; (23) strategy development and implementation; (24) process reliability and/or safety; (25) talent management and/or succession planning; (26) employee and/or customer engagement; (27) corporate social responsibility and/ or diversity; and (28) any combination of any of the foregoing business criteria.

Award Limits

Share-Based Awards. The maximum number of shares of Common Stock that may be subject to awards for stock options and/or SARs granted or issued under the 2022 Plan in any calendar year to an individual participant is one percent of the issued and outstanding shares of Common Stock on November 30 of the calendar year immediately preceding the date of grant of the award. The maximum number of shares of Common Stock that may be subject to awards for restricted stock, unrestricted stock, and/or RSUs granted or issued under the 2022 Plan in any calendar year to an individual is one percent of the issued and outstanding shares of Common Stock on November 30 of the calendar year immediately preceding the date of grant of the award. The maximum number of shares of Common Stock that may be subject to performance awards granted or issued under the 2022 Plan in any calendar year to an individual is one percent of the issued and outstanding shares of Common Stock on November 30 of the calendar year immediately preceding the date of grant of the award. In all cases, the limit on the number of shares of Common Stock available for issuance in any calendar year to an individual will be increased by the number of shares of Common Stock available under the 2022 Plan for grant or issuance in previous calendar years but not covered by awards granted as Options, SARs, restricted stock, unrestricted stock, RSUs, and performance awards, as the case may be, in previous calendar years.

Cash-Based Awards. The maximum amount that may be earned as a cash incentive award for a single calendar year by any individual is $6,000,000.

Non-Employee Director Limit. In addition to the limitations articulated above, aggregate awards to any one non-employee director in respect of any calendar year, solely with respect to his or her service as a non-employee director, may not exceed $500,000.

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Maximum Term of Awards and Plan

No award that contemplates exercise or conversion may be exercised or converted, and no other award that defers vesting, will remain outstanding and unexercised, unconverted or unvested more than ten years after the date the award was initially granted. The Board of Directors may at any time terminate, suspend or discontinue the 2022 Plan. Subject to the terms of the Plan, the Board of Directors may amend the 2022 Plan at any time; provided, to the extent required by applicable law, rule, or regulation, including the rules of the New York Stock Exchange, no such amendment will be effective unless approved by McCormick’s stockholders. No award may be granted under the 2022 Plan after January 25, 2032.

Adjustments for Stock Splits and Similar Events

The Committees will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2022 Plan, including the individual limitations on awards, to reflect stock splits, reorganization, recapitalization and other similar events.

Award Agreements

Each award under the 2022 Plan that is a share-based award will be evidenced by an award agreement setting forth the number of shares of Common Stock or share units, as applicable, subject to the award; the purchase price or strike price (if any); the term of the award; and, in the case of performance-based awards, the applicable performance goals. The award agreement also will set forth such other material terms and conditions as the Committees may deem applicable to the award consistent with the limitations of the 2022 Plan.

Change of Control

In the event of a change in control of McCormick, solely for those participants who experience a “Change in Control Termination,” all conditions and restrictions on the exercise of all awards (excluding stock options and SARs that are not “in the money”) then outstanding (including but not limited to vesting schedules requiring a specified period of service and performance goals requiring the satisfaction of specific performance criteria) will be waived and such awards will become exercisable or payable immediately for the full amount of the shares of Common Stock and/or any cash payment covered by such awards. A participant will experience a “Change in Control Termination” if, during the period that begins six months before a change in control and ends two years after a change in control, the participant’s employment with McCormick, including any subsidiaries, is involuntarily terminated (other than for cause or due to death or disability) or is voluntarily terminated by the participant for “Good Reason” (which generally means a substantial demotion; a substantial diminution in authority, duties, or responsibilities; a substantial reduction in total compensation; and/or a relocation of more than 50 miles).

Tax Consequences

The following is a brief description of the Federal income tax treatment that will generally apply to awards under the 2022 Plan based on current Federal income tax rules.

Non-Qualified Stock Options

A participant who has been granted a non-qualified stock option will not realize taxable income at the time of grant, and McCormick will not be entitled to a tax deduction at that time. In general, when the stock option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the acquired shares over the strike price for those shares, and McCormick will be entitled to a corresponding tax deduction, subject to the limitations of Code Section 162(m). Any gains or losses realized by the participant upon disposition of the shares will be treated as capital gains or losses, and the participant’s basis in such shares will be equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options

A participant who has been granted an incentive stock option will not realize taxable income at the time of grant, and McCormick will not be entitled to a tax deduction at that time. The exercise of an incentive stock option will generally not result in taxable income to the participant. The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the strike price is included in calculating the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised unless the participant disposes of the shares in the year of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such shares to the participant, then, upon disposition of such shares, any amount realized in excess of the strike price will be taxed to the participant as capital gain and McCormick will not be entitled

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to a corresponding tax deduction. The participant will generally recognize a capital loss to the extent that the amount realized is less than the strike price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the strike price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the strike price, and McCormick will be entitled to a corresponding tax deduction, subject to the limitations of Code Section 162(m). Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the strike price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights

A participant who has been granted a SAR will not realize taxable income at the time of the grant, and McCormick will not be entitled to a tax deduction at that time. Upon the exercise of a SAR, the amount of cash or the fair market value of any shares received will be taxable to the participant as ordinary income and McCormick will be entitled to a corresponding tax deduction, subject to the limitations of Code Section 162(m). Any gains or losses realized by the participant upon disposition of any such shares will be treated as capital gains or losses, and the participant’s basis in such shares will be equal to the fair market value of the shares at the time of exercise.

Performance Awards; Restricted Stock Units

A participant who has been granted a performance award or RSU award will not realize taxable income at the time of grant, and McCormick will not be entitled to a tax deduction at that time. The participant will have compensation income at the time of distribution equal to the amount of any cash received, and/or the then-fair market value of any distributed shares, and McCormick will then be entitled to a corresponding tax deduction, subject to the limitations of Code Section 162(m).

Restricted Stock

In general, a participant who has been granted a restricted stock award will not realize taxable income at the time of grant, and McCormick will not be entitled to a tax deduction at that time, assuming that the shares are not transferable and that the restrictions create a “substantial risk of forfeiture” for Federal income tax purposes. Upon the vesting of the shares subject to an award, the participant will realize ordinary income in an amount equal to the then-fair market value of the shares, and McCormick will be entitled to a corresponding tax deduction, subject to the limitations of Code Section 162(m). Any gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, and the participant’s basis in such shares will be equal to the fair market value of the shares at the time of vesting. A participant may elect pursuant to Section 83(b) of the Code to have income recognized on the date of grant of a restricted stock award and to have the applicable capital gain holding period commence as of that date. If a participant makes this election, McCormick will be entitled to a corresponding tax deduction in the year of grant, subject to the limitations of Code Section 162(m). If the participant does not make an election pursuant to Section 83(b), dividends paid to the participant attributable to the restriction period will be treated as compensation income to the participant when paid (which will be after the restriction period) and McCormick will be entitled to a corresponding tax deduction, subject to the limitations of Code Section 162(m).

Unrestricted Stock

In general, a participant who has been granted unrestricted stock will realize ordinary income in an amount equal to the then-fair market value of the shares at the time of grant, and McCormick will be entitled to a corresponding tax deduction at that time, subject to the limitations of Code Section 162(m). Any gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, and the participant’s basis in such shares will be equal to the fair market value of the shares at the time of grant.

Other

When a participant sells shares that the participant has received under an award, the participant will generally recognize long-term capital gain or loss if, at the time of the sale, the participant has held the shares for more than one year from the date the participant acquired the shares (or, in the case of a restricted stock award, more than one year from the date the shares vested unless the participant made an election pursuant to Section 83(b), described above). If the participant has held the shares for one year or less, the gain or loss will be short-term capital gain or loss.

Clawback Policy

Under certain circumstances share-based and cash-based awards made under that 2022 Plan may be forfeited, annulled, and/or reimbursed to the Company. See “Compensation of Executive Officers—Performance-Based Compensation and Risk—Clawback Provisions” above.

New Plan Benefits – 2022 Omnibus Incentive Plan

As of the date of this Proxy Statement, no awards have been made under the 2022 Plan. All future awards under the 2022 Plan are to be based on future performance and are made at the discretion of the Committees. Therefore, the benefits and amounts that will be received or allocated under the 2022 Plan are not determinable at this time.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires McCormick’s directors and executive officers, and persons who own more than 10% of a registered class of McCormick’s equity securities, to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of such equity securities of McCormick. With the exception of a report of transactions for Messrs. Smith and Tapiero which were filed late due to administrative errors, to McCormick’s knowledge, based upon the reports filed and written representations regarding reports required during the fiscal year ended November 30, 2021, no executive officer or director of McCormick failed to file reports required by Section 16(a) on a timely basis.

Other Matters

Management knows of no other matters that may be presented for consideration at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters.

Additional Information

Voting Procedures

The affirmative vote of a majority of the votes cast by holders of Common Stock present in person virtually or by proxy at a meeting at which a quorum is present is required for the election of each director nominee (Proposal One), the ratification of the appointment of Ernst & Young LLP as McCormick’s independent registered public accounting firm (Proposal Two), the advisory vote on executive compensation (Proposal Three), and the approval of the 2022 Omnibus Incentive Plan (Proposal Four). For purposes of Proposal One, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director. Abstentions and “broker non-votes” (see below), if any, are not counted in the number of votes cast and therefore will have no effect on the results of the vote for these proposals. Proxy cards that are executed and returned without any designated voting direction will be voted pursuant to the instructions stated on the proxy card.

Under current NYSE rules, the proposal to ratify the appointment of independent auditors (Proposal Two) is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 15 days before the date of the Annual Meeting of Stockholders. In contrast, the proposal to elect directors (Proposal One), the proposal relating to “say-on-pay” (Proposal Three), and the proposal to approve the 2022 Omnibus Incentive Plan (Proposal Four) are “non-discretionary” items. This means brokerage firms that have not received voting instructions from their clients on these matters may not vote these proposals. These so-called “broker non-votes” will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the vote for these proposals.

To vote your shares held in the McCormick 401(k) Retirement Plan, you must vote via the internet or telephone as instructed in the proxy materials or sign and return the proxy card. If you do not provide voting instructions by the date and time indicated on the proxy card, the trustee will vote your shares in accordance with the recommendations of the Board of Directors.

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Householding of Annual Disclosure Documents

Pursuant to SEC rules, McCormick intends to send a single annual report and proxy statement to any household where two or more stockholders reside unless it has received contrary instructions from the stockholders. This rule benefits both stockholders and McCormick. It eliminates unnecessary mailings delivered to your home and helps to reduce McCormick’s expenses. Each stockholder will continue to receive a separate proxy card. If your household receives a single set of disclosure documents for this year, and you would prefer to receive a duplicate copy, please contact McCormick’s delivery agent, Broadridge Financial Solutions, Inc., by calling its toll-free number, 866-540-7095, by sending an electronic mail message to sendmaterial@proxyvote. com, or by writing to Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY, 11717. Broadridge will provide you with a duplicate copy promptly. If you share an address with another McCormick stockholder and you would prefer to receive a separate set of annual disclosure documents in the future, or both of you would prefer to receive only a single set of McCormick’s annual disclosure documents, please contact Broadridge Financial Solutions, Inc. at the above telephone number or address.

Stockholder Proposals for 2023 Annual Meeting

Pursuant to SEC rules, proposals or director nominations of stockholders to be presented at the 2023 Annual Meeting must be received by the Secretary of McCormick at the Company’s principal executive offices not less than 120 calendar days before February 17, 2023 (i.e., on or before October 20, 2022) to be considered for inclusion in the 2023 proxy statement.

Stockholders wishing to submit other proposals or director nominations at the 2023 Annual Meeting that are not to be in the proxy statement materials must deliver notice to the Secretary at the principal executive offices of McCormick no later than the close of business on the 60th day, nor earlier than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting (i.e., between December 30, 2022 and January 29, 2023). Stockholders are also advised to review McCormick’s By-Laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing advance notice requirements under the McCormick By-Laws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than January 29, 2023.

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Exhibit A

McCormick & Company, Inc.

2022 Omnibus Incentive Plan

Effective March 30, 2022

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1.	Purposes of the Plan

The purpose of the 2022 Omnibus Incentive Plan is to enhance the ability of McCormick & Company, Inc., and its subsidiaries and affiliates to attract and retain highly talented directors, officers, employees, and independent contractors, to motivate Plan participants to achieve the Company’s financial goals and strategic objectives, and to facilitate the design and implementation of competitive incentive compensation programs. To this end, the Plan provides for the grant of share-based awards in the form of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights, performance shares and performance units, as well as the grant of cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof.

2.	Definitions

For purposes of the Plan, capitalized terms have the meaning provided below, or, if not provided below, as defined elsewhere in the Plan or an Award Agreement.

“Administrator” means the Compensation and Human Capital Committee or the Management Committee, as applicable and pursuant to the division of duties outlined in Section 4(a) (Administrators of the Plan) or any person or entity to whom either such Committee delegates its authority pursuant to Section 4(d) (Delegation of Authority).

“Award” means an award described in Section 6 (Types and Terms of Awards).

“Award Agreement” means the written or electronic agreement evidencing the grant of an Award, including any amendments and attachments thereto.

“Benefit Arrangement” shall have the meaning set forth in Section 16(c) (Parachute Limitations).

“Board” means the Board of Directors of the Company.

“Cashless Exercise” means a program approved by the Administrator in which payment of the Option exercise price and/or tax withholding obligations may be satisfied, in whole or in part, with Shares subject to the Option, including by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Administrator) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations.

“Cause” means, with respect to the termination of Continuous Service, the term “Cause” (or similar term) that is expressly defined in a Grantee’s service agreement with the Company or a Subsidiary or Parent or, in the absence of such definition, in the applicable Award Agreement. In the absence of such a definition in a service agreement or an Award Agreement, “Cause” shall mean the Grantee’s: (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of, or plea of nolo contender to, a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting, or other service, confidentiality, intellectual property, nonsolicitation, or non-competition agreements, if any, between the participant and the Company or a Subsidiary or Parent.

“Change in Control” means any one or more of the following:

(i)	the consolidation or merger of the Company with or into another entity where the Company is not the continuing or surviving corporation, or pursuant to which shares of the Company’s capital stock are converted into cash, securities, or other property, except for any consolidation or merger of the Company in which the holders (excluding any “Substantial Stockholders” as defined in section 4, “Common Stock,” subsection (b) (2)(H) of the Certificate of Incorporation of the Company as in effect as of the date hereof (the “Charter”)) of the Company’s (1) Common Stock, (2) common stock that does not have voting rights, and (3) other classes of voting stock, if any, immediately before the consolidation or merger shall, upon consummation of the consolidation or merger, own in excess of 50% of the voting stock of the surviving corporation;

(ii)	any sale, lease, exchange, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company;

(iii)	any person (as such term is used in sections 13(d) and 14(d)(2) of the Exchange Act, as amended) becoming the beneficial owner (as defined in Section 4, “Common Stock,” subsection (b)(2)(C) of the Charter), directly or indirectly, of 35% of the Shares; or

(iv)	individuals, who constitute the entire Board, elected by the Company’s stockholders at its most recent annual meeting of stockholders and any new directors who have been appointed to the Board by a vote of at least a majority of the directors then in office, having ceased for any reason to constitute a majority of the members of the Board.

Notwithstanding the foregoing, to the extent necessary to avoid adverse tax consequences under section 409A of the Code, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of section 409A of the Code.

“Change in Control Termination” means, during the period that begins six (6) months before a Change in Control and ends two (2) years after a Change in Control, the involuntary termination of a Grantee’s employment with the Company and all Subsidiaries (other than for Cause or due to death or Disability) or the voluntary termination of a Grantee’s employment with the Company and all Subsidiaries for Good Reason; provided, however, that any Grantee who terminates employment with the Company and all Subsidiaries voluntarily without Good Reason (or is terminated involuntarily for Cause or due to death or Disability) before the effective date of the Grantee’s termination has not had a Change in Control Termination.

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“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation and Human Capital Committee and/or the Management Committee, as applicable.

“Common Stock” means the common stock of the Company with voting rights.

“Company” means McCormick & Company, Inc.

“Compensation and Human Capital Committee” means the Compensation and Human Capital Committee of the Board.

“Consultant” means any person other than an Employee or a Director (solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Subsidiary or Parent to render consulting or advisory services to the Company or such Subsidiary or Parent; provided, that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. Notwithstanding the foregoing, a person shall be treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

“Continuous Service” means the uninterrupted provision of services to the Company or a Parent or Subsidiary in any capacity of Employee, Director, Consultant, or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence; (ii) transfers among the Company, any Parent or Subsidiary, or any successor entities, in any capacity of Employee, Director, Consultant, or other service provider; or (iii) any change in status as long as the individual remains in the service of the Company or a Parent or Subsidiary in any capacity of Employee, Director, Consultant, or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. If the Grantee does not return from an approved leave of absence, Continuous Service shall terminate as of the end of the approved leave of absence. Notwithstanding the foregoing, unless otherwise provided by the Administrator or required by law, a leave of absence that exceeds three (3) months shall not be treated as Continuous Service, unless the Grantee’s right to re-employment is guaranteed by statute or by contract upon expiration of such leave.

“Director” means a member of the Board or the board of directors of any Subsidiary.

“Disability” means, (1) for Grantees who also participate in the Company’s long-term disability plan, “Totally and Permanently Disabled” within the meaning of the Company’s long-term disability plan; and (2) for all other Grantees, the inability of such Grantee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Administrator on the basis of such medical evidence as the Administrator deems warranted under the circumstances.

“Effective Date” means March 30, 2022.

“Effective Time” shall have the meaning set forth in Section 12 (Change in Control).

“Employee” means any person, including Officers and Directors, employed by the Company or any Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, unless the Administrator determines otherwise, the closing sales price for the Shares as reported on the New York Stock Exchange, or any successor thereto on which the Shares are listed, on the date of determination for the applicable Award.

“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee; any person sharing the Grantee’s household (other than a tenant or employee); a trust in which any one or more of these persons have more than fifty percent of the beneficial interest; a foundation in which any one or more of these persons (or the Grantee) control the management of assets; and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

“Good Reason” means a Grantee’s voluntary termination of employment with the Company and all Subsidiaries as a result of the occurrence of any of the events listed below; provided that, (A) the Grantee gives the Company or the applicable Subsidiary the opportunity to “cure” the conditions constituting Good Reason by notifying the Company or the applicable Subsidiary within ninety (90) days of the initial existence of the conditions constituting Good Reason, (B) the Company or the applicable Subsidiary fails to remedy the conditions within thirty (30) days of the Grantee’s notification, and (C) the Grantee terminates employment within thirty (30) days of the Company’s or the applicable Subsidiary’s failure to remedy:

(i)	Re-assignment of the Grantee to a position which is at a substantially lower level in the organizational structure than his or her previous position, as defined by any one or a combination of the following factors: reporting relationship, compensation compared to others in the organization, and authority, duties and responsibilities;

(ii)	Substantial diminution in the Grantee’s authority, duties or responsibilities, or the assignment of duties and responsibilities which are unsuitable for an individual having the position, experience and stature of the Grantee;

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(iii)	Substantial reduction in the Grantee’s total compensation (including salary, bonus opportunity, deferred compensation, stock options, profit sharing and retirement programs and other benefits); provided, however, that, before a Change in Control, a reduction that applies generally to all employees of the Company or the applicable Subsidiary, for example, a reduction or elimination of the employer matching contribution or profit sharing contribution under The McCormick 401(k) Retirement Plan, shall not be Good Reason; or

(iv)	Relocation of the Grantee’s principal workplace to a location which is more than 50 miles from the Grantee’s previous principal workplace.

“Grantee” means an individual who holds an Award.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of section 422 of the Code.

“Management Committee” means the management committee of the Company.

“Non-Qualified Stock Option” means an Option that fails to qualify or is not intended to qualify as an Incentive Stock Option.

“Option” means an option to purchase Shares.

“Other Agreement” shall have the meaning set forth in Section 16(c) (Parachute Limitations).

“Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in section 424(e) of the Code.

“Performance Award” means the Awards granted under Section 7(c) (Performance Awards). Performance Awards may include the grant of performance shares, performance units, or other performance awards.

“Performance Goals” means the performance goals established in connection with the grant of Performance Awards, in accordance with Section 7(c) (i) (Performance Criteria).

“Performance Period” means a period of consecutive fiscal years, or portions thereof, over which Performance Awards are to be earned.

“Plan” means this McCormick & Company, Inc. 2022 Omnibus Incentive Plan, as may be amended or restated from time to time.

“Prior Plans” means the Company’s 1997 Stock Option Plan, 1999 Directors’ Non- Qualified Stock Option Plan, 2000 McCormick France Share Option Plan, 2001 Stock Option Plan, 2002 Mid-Term Incentive Plan, 2004 Long-Term Incentive Plan, 2004 Directors’ Non-Qualified Stock Option Plan, McCormick (UK) Share Option Scheme, 2007 Omnibus Incentive Plan, and 2013 Omnibus Incentive Plan.

“Restricted Stock” means Shares issued under the Plan subject to restrictions determined by the Administrator and set forth in the applicable Award Agreement.

“Restricted Stock Units” means an Award based on the value of the Shares that is an unfunded and unsecured promise to deliver Shares, cash, or other property upon the attainment of specified vesting conditions (which may be time-based or performance-based) as determined by the Administrator and set forth in the applicable Award Agreement.

“SAR” means a stock appreciation right entitling the Grantee to Shares, other property, or cash compensation, as determined by the Administrator and set forth in the applicable Award Agreement, measured by appreciation in the value of the Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Senior Participant” means a Grantee who is subject to the authority of the Compensation and Human Capital Committee as described in Section 4(a) (Administrators of the Plan).

“Share” means a share of Common Stock.

“Subsidiary” means a “subsidiary corporation” of the Company, whether now or hereafter existing, as defined in section 424(f) of the Code, or any other affiliate or joint venture in which the Company owns at least a fifty percent interest in the profits thereof.

“Unrestricted Stock” means Shares issued under the Plan that are not subject to vesting, forfeiture, or similar restrictions pursuant to the applicable Award Agreement. For the sake of clarity, Shares that are only subject to restrictions on transfer, right of first refusal, market stand-off, and other similar restrictions shall not, by virtue of such restrictions, be deemed to be “Restricted Stock.”

3.	Stock Subject to the Plan

(a)	Reserved Shares

Subject to the provisions of Section 11 (Adjustments) and Section 12 (Change in Control), the maximum aggregate number of Shares reserved and available for grant and issuance pursuant to Awards under this Plan is 6,750,000, which includes the number of Shares available for grant under each of the Prior Plans as of the Effective Date (the “Share Reserve”), but does not include any shares of common stock of the Company available for grant under the Prior Plans that do not have voting rights. The Shares may be authorized, but unissued, or reacquired Shares, in accordance with the foregoing.

(b)	Shares Returned to Plan

Any Shares covered by an Award (or portion of an Award), including any award under any of the Prior Plans, that are forfeited, canceled, reacquired by the Company prior to vesting, expired (whether voluntarily or involuntarily), satisfied without the issuance of Shares (except as provided below with respect to SARs and RSUs), surrendered pursuant to an exchange, or otherwise terminated (other than by exercise) shall again be available for grant and issuance under the Plan, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares that may be issued under the Plan, and shall not reduce the Share Reserve. Except for SARs and RSUs, with respect to Awards that shall or may be settled in cash, only Shares actually issued pursuant to such Awards will cease to be available

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under the Plan; all remaining Shares under such Awards will remain available for future grant under the Plan. For the avoidance of doubt, even if a SAR or RSU is settled for cash, the shares subject to the SAR or RSU will cease to be available under the Plan. If any Shares that actually have been issued under the Plan pursuant to an Award are forfeited back to or reacquired by the Company pursuant to the failure to meet a contingency or condition required to vest such shares in the Grantee, a right of first refusal, a forfeiture provision, or repurchase by the Company, then the Shares that are forfeited or reacquired will revert to and again become available for future grant and issuance under the Plan. However, Shares tendered to or withheld by the Company in connection with the exercise of an Option, or the payment of tax withholding on any Award, shall not be available for future issuance under Share-Based Awards.

(c)	Award Limits; Incentive Stock Option Limit

Subject to the provisions of Section 11 (Adjustments) and Section 12 (Change in Control):

•	the maximum aggregate number of Shares available for issuance under the Plan with respect to Awards, other than Awards for an Option or SAR shall not exceed 6,000,000 Shares; and

•	the entirety of the Share Reserve, including any Shares returned to the Plan pursuant to Section 3(b) (Shares Returned to Plan), shall be available for issuance as Options or SARs and may be awarded as Incentive Stock Options.

4.	Administration of the Plan

(a)	Administrators of the Plan

Subject to Section 4(d) (Delegation of Authority) and Section 4(e) (Delegation to Officers), the Plan will be administered by the Compensation and Human Capital Committee and the Management Committee. The Compensation and Human Capital Committee shall be the Administrator with respect to Grantees who are:

•	Members of the Company’s Board,

•	“Officers” of the Company (within the meaning of Rule 16a-1(f) of the Exchange Act), and

•	Other key employees who are designated by the Compensation and Human Capital Committee as eligible to receive an Award hereunder

(the “Senior Participants”). The Management Committee shall be the Administrator with respect to all Grantees who are not Senior Participants.

(b)	Powers of the Administrator

Except as otherwise expressly prohibited by the terms of the Plan or applicable law, the Administrator shall have such powers and authority as may be necessary or appropriate for the Administrator to carry out its functions as described in the Plan, including the full discretionary authority to:

(i)	grant Awards and determine recipients and terms thereof, including the type and number of Awards to be granted; the number of Shares or dollar amount to which an Award will relate; the purchase, exercise, or base price; the time or times when Awards may be exercised; vesting criteria and/or Performance Goals; any forfeiture, cancelation, or surrender events; any vesting acceleration or waiver of any restrictions (including forfeiture restrictions); and any restriction or limitation regarding any Award or the Shares or other consideration relating thereto;

(ii)	determine Fair Market Value;

(iii)	prescribe and amend the terms of or form of any Award Agreements or document for use under the Plan or notices required to be delivered to the Company by Grantees under the Plan;

(iv)	establish, determine, and measure Performance Goals;

(v)	amend, modify, or terminate any outstanding Award pursuant to Section 9(c) (Amendment of Awards and Award Agreements), including extending the term or waiving the early termination provisions of an Award (subject to the maximum ten-year term under Section 6(b) (Conditions of Awards));

(vi)	accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest;

(vii)	determine whether, to what extent, and under what circumstances (A) an Award may be settled in cash, Shares, other Awards, or other property; or (B) how the purchase price, exercise price, and/or tax withholding will be paid pursuant to Section 7(a)(vi) (Payment Upon Exercise); provided that the Compensation and Human Capital Committee may not delegate this authority with respect to the Award of any officer of the Company subject to section 16 of the Securities Act;

(viii)	determine whether conditions and events described in the Plan or in Award Agreements are satisfied, including whether a Grantee is disabled, whether a Change in Control has occurred, and whether a Grantee’s employment or service has terminated with Cause;

(ix)	determine the extent to which adjustments are required pursuant to Section 11 (Adjustments);

(x)	adopt, amend, and/or repeal such administrative rules, guidelines, and practices relating to the Plan as it shall deem advisable;

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(xi)	construe and interpret the terms of the Plan and any Award Agreements entered into under the Plan and define terms not otherwise defined in the Plan or an Award Agreement;

(xii)	make and approve corrections in the documentation or administration of any Award;

(xiii)	pursuant to Section 4(h) (Foreign Award Recipients), adopt such modifications, procedures, and sub plans (including any modification to or procedures under such sub plans) as the Administrator determines are necessary or desirable to comply with applicable law in other countries in which the Company and any Parent or Subsidiary operate or have employees or other individuals eligible for Awards;

(xiv)	determine and apply such policies and procedures as it deems appropriate to provide for clawback or recoupment of Awards, as provided under Section 16(g) (Recoupment; Clawback) or under the terms of an Award Agreement;

(xv)	determine the effect of a Change in Control on outstanding Awards, as provided under Section 6(d) (Substitute Awards in Business Transactions) and Section 12 (Change in Control) of the Plan; and

(xvi)	determine all facts and all other matters that must be determined in connection with the Plan or an Award or that are necessary to administer the Plan and/or any Award Agreement.

(c)	Action by the Administrator

All decisions by the Administrator shall be made in the Administrator’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award and who are subject to that Administrator’s authority. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making decisions, determinations, and interpretations with respect to the Plan and any Award granted thereunder, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants, and accountants as the Administrator may select. No director or person acting pursuant to the authority delegated by the Administrator shall be liable for any action or determination relating to or under the Plan that is made in good faith.

(d)	Delegation of Authority

To the extent permitted by applicable law, the Committee may delegate by resolution any or all of its powers under the Plan to any person or entity (“Delegatee”). All references in the Plan to the “Administrator” shall mean the Committee, a Delegatee referred to in this Section 4(d) (Delegation of Authority), or the officers referred to in Section 4(e) (Delegation to Officers), in each case to the extent that the Committee’s powers or authority under the Plan have been delegated to such Delegatee or officer(s). The Committee may retain the authority to concurrently administer the Plan with any Delegatee or officer(s) and may, at any time, re-vest in the Committee some or all of the powers previously delegated.

(e)	Delegation to Officers

To the extent permitted by applicable law, the Committee or a Delegatee may delegate by resolution to one or more officers of the Company the power to grant Awards, subject to any limitations under the Plan, to Employees or officers of the Company or employees or officers of its present or future Subsidiaries, and to exercise such other powers under the Plan as the Committee or a Delegatee may determine; provided, that the Committee or a Delegatee shall fix certain material terms of the Awards to be granted by such officers and shall fix the maximum number of Shares subject to Awards that the officers may grant; provided further, that no officer shall be authorized to grant Awards to himself or herself.

(f)	Section 16 of the Exchange Act

Notwithstanding Section 4(d) (Delegation of Authority) and Section 4(e) (Delegation to Officers), no delegation may be made by the Compensation and Human Capital Committee that would cause Awards or other transactions under the Plan to cease to be exempt from section 16(b) of the Exchange Act.

The Company intends that the Plan and any share-based Awards hereunder shall satisfy and be interpreted in a manner, that, in the case of Grantees who are or may be Senior Participants, satisfies any applicable requirements of Rule 16b-3 of the Exchange Act (“Rule 16b-3”), so that these persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder as to Awards intended to be entitled to the benefits of Rule 16b-3 or such other exemptive rules under section 16 of the Exchange Act.

If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 4(f) (Section 16 of the Exchange Act), that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed disregarded as to transactions under the Plan that are intended to be exempt under Rule 16b-3 or such other exemptive rules under section 16 of the Exchange Act.

Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board or the Administrator in any manner so that certain provisions of the Plan or any Award Agreement intended (or required) to satisfy the applicable requirements of Rule 16b-3 or such other exemptive rules under section 16 of the Exchange Act are applicable only to Senior Participants and to those Awards to Senior Participants intended to satisfy the requirements of Rule 16b-3 or such other exemptive rules under section 16 of the Exchange Act.

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(g)	Indemnification

The Administrator shall not be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with the Plan to the fullest extent permitted under the Company’s indemnification policies.

(h)	Foreign Award Recipients

Notwithstanding any provision of the Plan to the contrary and in addition to those powers enumerated in Section 4(b) (Powers of the Administrator), in order to comply with applicable law in other countries in which the Company and any Parent or Subsidiary operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with foreign applicable law; (iv) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable to (A) comply with provisions of the laws of jurisdictions outside of the United States in which the Company or any Subsidiary may operate; (B) satisfy securities, tax, or other laws of various jurisdictions in which the Company intends to grant Awards; or (C) qualify for favorable tax treatment under applicable foreign laws; provided, that no such sub-plans and/ or modifications to such sub-plans shall increase the share limitation contained in Section 3 (Stock Subject to the Plan); and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

(i)	Addenda

The Administrator may approve such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards to Employees, Directors, or Consultants, which Awards may contain such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy, or custom, which, if so required under applicable law, may deviate from the terms and conditions set forth in this Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.

5.	Eligibility for Awards

Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants; provided that, to the extent required to avoid accelerated taxation and/or tax penalties under section 409A of the Code, an Option or a SAR may be granted only to Employees, Directors, and Consultants with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of section 409A of the Code. Incentive Stock Options may be granted only to Employees.

For the avoidance of doubt, status as an Employee, Director, or Consultant shall not be construed as a commitment that any one or more Awards will be made under the Plan to any such persons. Status as a Grantee shall not entitle the Grantee to any additional future Awards.

6.	Types and Terms of Awards

(a)	General

Awards may be made under the Plan in the form of (i) Options, (ii) SARs, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Unrestricted Stock, (vi) Performance Awards, and (vii) other stock-based awards or cash incentives that the Administrator determines are consistent with the purpose of the Plan and the interests of the Company.

(b)	Conditions of Awards

Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, restrictions and restriction periods, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon exercise or settlement of the Award, payment contingencies, and satisfaction of any Performance Goals. Subject to the terms of the Plan, the Administrator may determine the effect on an Award of the Disability, death, termination or other cessation of employment or service, an authorized leave of absence, or other change in the employment or service relationship of the Grantee. All of the terms and conditions of an Award (based in Shares) shall be as set forth in the applicable Award Agreement or in the Plan. No Award that contemplates exercise or conversion may be exercised or converted to any extent, and no other Award that defers vesting, shall remain outstanding and unexercised, unconverted, or unvested, more than ten years after the date the Award was initially granted. Except as explicitly contemplated herein, to the extent there is any conflict between the terms of an Award Agreement or the terms of this Plan, the terms of this Plan shall control.

(c)	Discretion of Administrator

Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Administrator need not treat Grantees uniformly. In selecting persons to receive Awards under the Plan and in determining the type and amount of Awards to be granted under the Plan, the Administrator may consider any and all factors that it deems relevant or appropriate.

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(d)	Substitute Awards in Business Transactions

Nothing contained in the Plan shall be construed to limit the right of the Administrator to grant Awards under the Plan in connection with the acquisition by the Company, whether by purchase, merger, consolidation, or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Administrator may grant Awards under the Plan to an employee, consultant, or director of another company who becomes eligible to participate in the Plan by reason of any such business transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Administrator deems necessary for such purpose.

(e)	Rights of a Stockholder

A Grantee shall have no rights as a shareholder with respect to the Shares covered by an Award until the date the Grantee becomes the holder of record of such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to such date. Shares may be delivered to Grantees in either certificated or electronic form.

(f)	Fractional Shares

In the case of any fractional Share resulting from the grant, vesting, payment, exercise of an Award (including the withholding of Shares to satisfy tax withholding requirements), or crediting of dividends under an Award, the Administrator shall have the full discretionary authority to (i) disregard such fractional Share, (ii) round such fractional Share to the nearest lower whole Share, or (iii) convert such fractional Share into a right to receive a cash payment.

(g)	Leaves of Absence

The Administrator shall have the discretion to determine at any time whether and to what extent the vesting of an Award (or lapsing of the Company’s repurchase rights) shall be tolled during any leave of absence; provided, that in the absence of such determination, vesting of Awards (or lapsing of the Company’s repurchase rights) shall continue during any paid leave and shall be tolled during any unpaid leave (unless otherwise required by law, including the Uniform Services Employment and Reemployment Rights Act with respect to military leave).

(h)	Annual Limit for Non-Employee Directors

In addition to the limitations articulated in Section 7(a) (vii) (Annual Limits on Options and SARs), Section 7(b)(iii) (Annual Share Limits), Section 7(c)(ii) (Annual Share Limits), and Section 8(b) (Maximum Limits for Cash Incentive Awards), aggregate Awards to any one non-employee Director in respect of any calendar year, solely with respect to his or her service as a non-employee Director, may not exceed $500,000.

7.	Stock-Based Awards

(a)	Options and SARs

(i)	General

The Administrator may grant Options and SARs under the Plan and determine the number of Shares to be covered by each Option and/or SAR; the strike price; and such other terms, conditions, and limitations applicable to the exercise of each Option and/or SAR, as it deems necessary or advisable. Subject to Section 7(a)(vii) (Annual Limit on Incentive Stock Options), Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be a Non-Qualified Stock Option.

(ii)	Strike Price

The strike price per Share subject to an Option or SAR shall be determined by the Administrator at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant. If an Employee owns or is deemed to own (by reason of the attribution rules of section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or Parent, and an Incentive Stock Option is granted to such Employee, the strike price of such Incentive Stock Option shall not be less than 110% of the Fair Market Value on the grant date. Notwithstanding the foregoing, Options may be granted with a per Share exercise price, other than as required above, as a substitution for a stock option or stock appreciation right in accordance with and pursuant to section 424 of the Code, in the case of an Incentive Stock Option, and pursuant to section 409A of the Code, in the case of a Non-Qualified Stock Option.

(iii)	Term of Options and SARs

The term of each Option and SAR shall be fixed by the Administrator and set forth in the Award Agreement; provided, that no Option or SAR shall be exercisable after the day immediately preceding the tenth anniversary of the date of grant. If an Employee owns or is deemed to own (by reason of the attribution rules of section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or Parent, and an Incentive Stock Option is granted to such Employee, such Option shall not be exercisable after the day immediately preceding the fifth anniversary of the date of grant. In accordance with section 422 of the Code, to the extent any Incentive Stock Option is exercised later than three (3) months after the Employee ceases to be employed by the Company or any Subsidiary, except in the case of death or Disability, it will be a Non-Qualified Stock Option.

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(iv)	Exercisability; Rights of a Stockholder

Options and SARs shall become vested and/ or exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator and set forth in the applicable Award Agreement; provided, that the Administrator may at any time accelerate the vesting and/or exercisability of all or any portion of any Option or SAR. If the Administrator determines appropriate for the orderly administration of the Plan, the Administrator shall have the authority to designate a time or times during which otherwise exercisable Options or SARs may not be exercised. A Grantee shall have the rights of a stockholder only as to Shares acquired upon the exercise of an Option or SAR in accordance with the Plan and applicable Award Agreement (and not as to Shares underlying an unexercised Option or SAR) and the entry of such Grantee’s name as a stockholder in the books of the Company.

(v)	Exercise of Options and SARs

Options and SARs may be exercised in whole or in part by delivery to the Company of a written notice of exercise in such form of notice (including electronic notice) and manner of delivery as is specified by the Administrator, together with payment in full as specified in Section 7(a)(vi) (Payment Upon Exercise) for the number of Shares for which the Option or SAR is exercised. Shares subject to the Option or SAR will be delivered by the Company as soon as practicable following exercise. The Administrator may specify a reasonable minimum number of Shares with respect to which an Option or SAR may be exercised; provided, that such minimum number will not prevent the Grantee from exercising the Option or SAR with respect to the full number of Shares with respect to which it is then exercisable. If someone other than the Grantee exercises an Option or SAR, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option or SAR.

Notwithstanding the foregoing, SARs may be settled in any form specified by the Administrator in the Award Agreement, including, but not limited to, the delivery of Shares, cash, or a combination of cash and Shares as deemed appropriate by the Administrator.

If any Grantee shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

(vi)	Payment Upon Exercise

No Shares or other consideration shall be delivered pursuant to any exercise of an Option or SAR until payment in full of all required tax withholding, and in the case of an Option, the aggregate exercise price.

Subject to Section 9(b)(i) (Limitations on Executive Officers), the consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option and to the extent required by applicable law, shall be determined at the time of grant) and may consist of: (1) cash; (2) check; (3) to the extent permitted under applicable law, delivery of a promissory note with such recourse, interest, security, redemption, and other provisions as the Administrator determines to be appropriate (subject to the provisions of section 153 of the Delaware General Corporation Law and any other applicable law); (4) cancellation of indebtedness; (5) other previously owned Shares that have a Fair Market Value on the date of surrender equal to the aggregate strike price of the Shares as to which the Option is exercised; (6) a Cashless Exercise; (7) such other consideration and method of payment permitted under applicable law; (8) delivery of notice, subject to the Company’s receipt from a third party of payment (or commitment to make payment) in full in cash for the exercise price and the applicable withholding prior to issuance of Shares, in the manner and subject to such procedures as may be established by the Administrator; or (9) any combination of the foregoing methods of payment.

Notwithstanding anything to the contrary herein, the Administrator retains the right to prohibit a Grantee from paying the tax withholding for a SAR or Option through a Cashless Exercise or “net exercise” arrangement. Payment instruments will be received subject to collection.

(vii)	Annual Limits on Options and SARs

a)	Generally

Subject to Section 3 (Stock Subject to the Plan), the maximum aggregate number of Shares for which Options and SARs may be granted in any calendar year to an individual Grantee shall not exceed one percent (1%) of the Company’s issued and outstanding Shares on November 30 of the calendar year immediately preceding the date of grant of the Award, calculated in a manner consistent with the method for calculating outstanding Shares for reporting in the Company’s Annual Report on Form

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10-K. The number of Shares available for grant or issuance under this Section 7(a)(vii) a) (Generally) in any calendar year shall be increased by the number of Shares available for grant or issuance in previous calendar years but not covered by Options or SARs granted or exercised in previous calendar years.

b)	Annual Limit on Incentive Stock Options

Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under all plans of the Company and any Subsidiary or Parent) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. For purposes of this Section, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(viii)	No Repricing; No Reload Grants

Except for adjustments pursuant to Section 11 (Adjustments), at any time when the strike price of an Option or SAR exceeds the Fair Market Value of a Share, the Company shall not, without shareholder approval, reduce the strike price of such Option or SAR or exchange such Option or SAR for a new Award with a lower (or no) strike price or for cash. Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of Shares to the Company in payment of the strike price and/or tax withholding obligation under any other employee stock option.

(b)	Restricted Stock, Restricted Stock Units, and Unrestricted Stock

(i)	General

The Administrator shall determine the terms and conditions of each Award Agreement for Restricted Stock, Restricted Stock Units, and Unrestricted Stock. Award Agreements for Restricted Stock and Restricted Stock Units shall include such restrictions as the Administrator may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Administrator may deem appropriate. Unrestricted Stock Awards may be granted in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to a Grantee.

(ii)	Stock Certificates

The Company may require that any stock certificates issued in respect of Shares of Restricted Stock shall be deposited in escrow by the Grantee, together with a stock power endorsed in blank, with the Company (or its designee). Following the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Grantee or if the Grantee has died, to the Grantee’s beneficiary, determined in accordance with Section 16(l) (Beneficiaries).

(iii)	Annual Share Limits

Subject to Section 3 (Stock Subject to the Plan), the maximum aggregate number of Shares for which Restricted Stock, Restricted Stock Units, and Unrestricted Stock may be granted in any calendar year to an individual Grantee shall not exceed one percent (1%) of the Company’s issued and outstanding Shares on November 30 of the calendar year immediately preceding the date of grant of the Award, calculated in a manner consistent with the method for calculating outstanding Shares for reporting in the Company’s Annual Report on Form 10-K. The number of Shares available for grant or issuance under this Section 7(b)(iii) (Annual Share Limits) in any calendar year shall be increased by the number of Shares available for grant or issuance in previous calendar years but not covered by Restricted Stock, Restricted Stock Units, or Unrestricted Stock granted or exercised in previous calendar years.

(iv)	Rights as a Stockholder

Upon (i) the grant of an Award for Restricted Stock or for Unrestricted Stock or the settlement in Shares of Restricted Stock Units and (ii) payment of any applicable purchase price, the Grantee of such Award shall be entered as a stockholder on the books of the Company and considered the holder of record of such Shares. Without limiting the foregoing, the Grantee shall be entitled to (1) vote such Shares if, and to the extent, such Shares are entitled to voting rights, and (2) subject to Section 7(b)(v) (Dividends; Dividend Equivalents), receive all dividends and any other distributions declared on such Shares; provided, that the Company is under no duty to declare any such dividends or to make any such distribution.

(v)	Dividends; Dividend Equivalents

No Grantee shall be entitled to dividends or dividend equivalents prior to vesting in the underlying Share with respect to which the dividend or dividend equivalent is paid.

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(vi)	Settlement of Restricted Stock Units

Restricted Stock Units may be settled in any form specified by the Administrator in the Award Agreement, including, but not limited to, the delivery of Shares, cash, or a combination of cash and Shares as deemed appropriate by the Administrator. At the time of grant, the Administrator may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the Restricted Stock Units.

(c)	Performance Awards

Performance Awards subject to vesting or payment based on the achievement of Performance Goals may be granted under the Plan. The Administrator shall determine the terms and conditions of the Performance Awards, including the number of Shares covered by the Award; the duration of the Performance Period; whether the Performance Award will be paid in Shares, other property, cash, or a combination of the forgoing; and any other terms and conditions. In all cases, the Administrator may condition the vesting or value of an Award upon the achievement of Performance Goals; any such Award shall constitute a Performance Award for purpose of this Plan. At the expiration of the Performance Period, the Administrator shall evaluate the Performance Award holder’s and/or the Company’s performance in light of any Performance Goals for such Performance Award, shall have discretion to determine the extent to which the Performance Goals were achieved, and shall determine the number of Shares (or other applicable payment measures) which have been earned. Each Performance Award shall be subject to an Award Agreement.

(i)	Performance Criteria

The performance goal shall be based on one or more performance criteria selected by the Administrator, which may include, but shall not be limited to: (1) net sales; (2) operating income; (3) pre- or after-tax income; (4) operating profit minus capital charges; (5) cash flow, including operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment; (6) net income; (7) earnings per share; (8) earnings before interest and taxes; (9) earnings before interest, taxes, depreciation, and/or amortization; (10) return on equity; (11) return on invested capital; (12) asset management and/or return on assets; (13) economic value added (or an equivalent measure); (14) share price performance; (15) total shareholder return; (16) improvement in or achievement of expense levels and/or cost savings; (17) improvement in or achievement of working capital levels and/or cost of capital; (18) innovation as measured by a percentage of sales of new products; (19) market and/or category share; (20) productivity measurements and/or ratios; (21) completion and/or integration of acquisitions of businesses or companies; (22) completion of divestitures and asset sales; (23) strategy development and implementation; (24) process reliability and/or safety; (25) talent management and/or succession planning; (26) employee and/or customer engagement; (27)  corporate social responsibility and/or diversity; and (28) any combination of any of the foregoing business criteria.

Any of the performance criteria may be used to (1)  measure the performance of (a) the Company, a Subsidiary, and/or a Parent as a whole; or (b) any business or other operating unit or department of the Company, a Subsidiary, and/or a Parent or any combination thereof, as the Administrator may deem appropriate; or (2) to compare the performance of a group of comparator companies, or published or special index, that the Administrator deems appropriate. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of the performance criteria specified in this Section 7(c)(i) (Performance Criteria).

Nothing in the Plan shall limit the ability of the Committee to Options or SARs with a strike price or a base price greater than the Fair Market Value of a Share on the date of grant or to make the vesting of the Options or SARs subject to the achievement of pre-established performance goals or other business objectives.

(ii)	Annual Share Limits

Subject to Section 3 (Stock Subject to the Plan), the maximum aggregate number of Shares for which Performance Awards may be granted in any calendar year to an individual Grantee shall not exceed one percent (1%) of the Company’s issued and outstanding Shares on November 30 of the calendar year immediately preceding the date of grant of the Award, calculated in a manner consistent with the method for calculating outstanding Shares for reporting in the Company’s Annual Report on Form 10-K. The number of Shares available for grant or issuance under this Section 7(c)(ii) (Annual Share Limits) in any calendar year shall be increased by the number of Shares available for grant or issuance in previous calendar years but not covered by Performance Awards granted or exercised in previous calendar years.

(iii)	Payment of Awards

Unless otherwise provided by the Administrator, Awards subject to Performance Goals shall be paid as soon as practicable after the Administrator has determined that the applicable goals and terms of such Awards have been satisfied, but in no event later than the fifteenth (15th) day of the third month following the end of the performance period to which the award relates.

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(iv)	Terms and Conditions of Awards; Administrator Discretion

The Administrator shall have discretion to determine the conditions, restrictions, or other limitations, in accordance with, and subject to, the terms of the Plan, on the payment of Awards subject to Performance Goals. The Administrator has discretion to make equitable adjustments to the Performance Goals to the extent warranted by the circumstances.

(d)	Other Stock-Based Awards

Subject to the provisions of the Plan, the Administrator may grant other Awards that are valued in whole or in part by reference to, or are otherwise based upon, the Shares, including unrestricted stock units. Such Awards may be granted either alone or in conjunction with other Awards granted under the Plan. Each such Award shall be confirmed by, and subject to, the terms of an Award Agreement.

8.	Cash-Based Awards

Subject to the provisions of the Plan, the Administrator may grant cash incentive Awards.

(a)	Annual Cash Incentives

The Administrator may designate individuals who are eligible to receive a monetary payment in any year in which certain Performance Goals are met. Each year, the Administrator shall specify the Performance Goals applicable to each cash incentive Award. Subject to Section 8(b) (Maximum Limits for Cash Incentive Awards), the amount of each Grantee’s cash incentive Award shall be determined by the Administrator based on whether the specified Performance Goals were met, as determined by the Administrator in its sole discretion.

(b)	Maximum Limits for Cash Incentive Awards

The maximum amount that may be earned as a cash incentive Award for a single calendar year by any individual Grantee is $6,000,000.

9.	General Provisions Applicable to Awards

(a)	Transferability

Awards shall not be sold, assigned, transferred, pledged, or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the foregoing, the Administrator may provide, including in an Award Agreement, that:

•	the Award is transferable by will, by the laws of descent and distribution, or as permitted by applicable law; or

•	if the Award is for a Non-Qualified Stock Option or a SAR, a Grantee may transfer, not for value, all or part of such Non-Qualified Stock Option or a SAR, to any Family Member. For the purpose of this discussion, a “not for value” transfer is a transfer that is (1) a gift, (2) a transfer under a domestic relations order in settlement of marital property rights, or (3) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Subsequent transfers of transferred Non-Qualified Stock Options or SARs are prohibited except to Family Members of the original Grantee in accordance with this discussion.

References to a Grantee, to the extent relevant in the context, shall include references to authorized transferees.

(b)	Payment of Purchase Price and Tax Withholding

The Grantee must satisfy any purchase price requirement and all applicable federal, state, local, and foreign or other income and employment tax withholding obligations before the Company will deliver stock certificates (or such other consideration payable pursuant to the Award) or otherwise recognize ownership of Shares under an Award.

The purchase price (if any) of the Shares issuable pursuant to any Award and any withholding obligation under applicable tax laws may, unless prohibited by the Administrator, be paid in cash or any one or combination of (1) cash, (2) the delivery of Shares, or (3) a reduction in the amount of Shares or other amounts otherwise issuable or payable pursuant to such Award. If provided for in the applicable Award Agreement or authorized by the Administrator, the purchase price (if any) of the Share issuable pursuant to any Award and any withholding obligation under applicable tax laws may also be paid by the delivery of a promissory note or other obligation for the future payment of money or labor or service as an employee to be performed or actually performed.

In the case of a payment by the means described in clause (2) or (3) above:

•	the Shares to be so delivered or offset shall be determined by reference to the Fair Market Value of the Shares on the date as of which the payment or offset is made;

•	except as otherwise provided by the Administrator, the total tax withholding where Shares are being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income); and

•	Shares surrendered to satisfy tax withholding requirements must not be subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

The Grantee shall bear all taxes on all Awards and payments thereunder to the extent that no taxes are withheld, irrespective of whether withholding is required. The Company has no obligation to secure favorable tax treatment for any Grantee with respect to any Award or any payment thereunder.

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The payment of the exercise price of an Option shall be governed by Section 7(a)(vi) (Payment Upon Exercise).

(i)	Limitations on Executive Officers

Notwithstanding the foregoing, no “executive officer” shall be permitted to satisfy the purchase price or withholding obligation with respect to an Award by using a method of payment otherwise authorized under the Plan or an Award Agreement if such method of payment would constitute a personal loan under Section 13(k) of the Exchange Act. If an Award Agreement to a Grantee who is not an “executive officer” authorizes a method of payment that would constitute a personal loan under Section 13(k) of the Exchange Act and the Grantee subsequently becomes an “executive officer,” then the payment method shall no longer be available to the Grantee and the Administrator shall take whatever steps are necessary to make such payment method void as to such Grantee, including but not limited to requiring the immediate payment of any note or loan previously obtained in connection with an Award.

(c)	Amendment of Awards and Award Agreements

The Administrator may amend, modify, or terminate any outstanding Award and Award Agreement, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Non-Qualified Stock Option; provided, that the Administrator may not amend or modify an outstanding Award if an amendment or modification would require approval of the Company’s stockholders if such amendment were made to the Plan. The Grantee’s consent to such action shall be required unless the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Grantee’s rights under the Plan.

(d)	Trading Policy Restrictions

Option exercises and Awards under the Plan shall be subject to the Company’s insider trading policy, and such related restrictions, terms and conditions, or other policies as may be established by the Administrator from time to time.

(e)	Contract Rights, Forms, and Signatures

Obligations of the Company to any Grantee with respect to an Award shall be based solely upon contractual obligations created by an Award Agreement. Subject to the provisions of Section 16(f) (Notices, Signature, and Delivery), no Award shall be enforceable until the Award Agreement, or an acknowledgement of receipt, has been signed or otherwise accepted by the Grantee (including acceptance by default) and on behalf of the Company by an executive officer (other than the recipient) or his or her delegate. By executing or accepting the Award Agreement or an acknowledgement of receipt, a Grantee shall be deemed to have accepted and consented to the terms of the Plan and any action taken in good faith under the Plan by and within the discretion of the Administrator, the Board, or any Delegatee.

10.	Conditions Upon Issuance of Shares

(a)	Compliance with Laws

The Plan, the Awards thereunder, and the obligation of the Company to deliver Shares (or other consideration) under such Awards, shall be subject to all applicable foreign, federal, state, and local laws, rules, and regulations; stock exchange rules and regulations; and such approvals by any governmental or regulatory agency as may be required, in the opinion of the counsel for the Company, to be necessary or advisable to comply with all such legal requirements.

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual exercising an Award, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any foreign, federal, or state securities laws or regulations. The Company shall not be required to register in a Grantee’s name or deliver Shares prior to the completion of any registration or qualification of such Shares under any foreign, federal, state, or local law; or any ruling or regulation of any government body which the Administrator shall determine to be necessary or advisable. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. No Option or SAR shall be exercisable and no Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Shares underlying such Award is effective and current or the Company has determined that such registration is unnecessary. The Administrator may require any Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable law and shall have the authority to cause the Company at its expense to take any action related to the Plan which may be required in connection with such listing, registration, qualification, consent, or approval. The Company shall have no obligation to effect any registration or qualification of the Shares under foreign, federal, state, or local laws, rules, or regulations.

Any securities delivered under the Plan shall be subject to such restrictions (and the person acquiring such securities shall, if requested by the Company, provide such evidence, assurance, and representations to the Company in respect of any such restriction) as counsel to the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

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(b)	Non-U.S. Grantees

If an Award is granted to or held by a Grantee who is employed or providing services outside the United States, the Administrator may, in its sole discretion, modify the provisions of the Plan (including any sub-plan) or of such Award as they pertain to such individual to comply with applicable foreign law or to recognize differences in local law, currency, or tax policy. The Administrator may also impose conditions on the grant, issuance, exercise, vesting, settlement, or retention of Awards in order to comply with such foreign law and/or to minimize the Company’s obligations with respect to tax equalization for Grantees employed outside their home country.

11.	Adjustments

(a)	In the event of any stock split (including a stock split in the form of a reverse dividend), reverse stock split, stock dividend (including any extraordinary dividend or other extraordinary distribution in respect of the Shares (whether in the form of cash, Shares, or other property)), reorganization, recapitalization, combination or exchange of shares, reclassification of shares, spin-off, merger, consolidation, split-up, split-off, extraordinary redemption, exchange or outstanding Shares, or other similar change in capitalization or event, any dividend or distribution to holders of Shares other than an ordinary cash dividend, or a sale of substantially all the assets of the Company, (i) the number and class of securities available under the Plan (including any specific Share maximums set forth elsewhere in the Plan), (ii) the number and class of securities and strike price per Share of each outstanding Option and SAR, (iii) the number of Shares subject to and the repurchase price per Share subject to each outstanding Restricted Stock Award (or restricted Share arrangement pursuant to each “early exercised” Option) and Restricted Stock Unit Award, and (iv) the terms of each other outstanding Award may be equitably adjusted (or substituted Awards may be made, if applicable) in the manner determined by the Administrator; provided, that each adjustment to Non-Qualified Stock Options or SARs shall satisfy the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D) and each adjustment to Incentive Stock Options shall satisfy the requirements of Treas. Reg. § 1.424-1.

(b)	If a majority of the shares which are of the same class as the shares that are subject to the Award are exchanged by whatever means for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Board may unilaterally amend the Award to provide that the Award is for New Shares. In the event of any such amendment, the number of shares subject to the Award shall be adjusted in accordance with Section 11(a).

(c)	The Administrator may act prior to any event described in Section 11(a) (including at the time of an Award by means of more specific provisions in the Award Agreement) if deemed necessary or appropriate to permit the Grantee to realize the benefits intended to be conveyed by an Award in respect of the Shares in the case of an event described in Section 11(a). The Administrator, in accordance with Section 9(c) (Amendment of Awards and Award Agreements), shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of Shares reserved pursuant to Section 3 (Stock Subject to the Plan) shall be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.

(d)	Any adjustments made under this Section 11 (Adjustments) shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3.

12.	Change in Control

(a)	Default Treatment

Upon the consummation of a Change in Control (such time to be referred to as the “Effective Time”), all conditions and restrictions on the exercise of all then outstanding Awards (excluding Options and SARs that are not “in the money”), including vesting schedules that require a specified period of service and Performance Goals, shall be waived, and such Awards shall become exercisable or payable immediately for the full amount of the Shares and/or any cash payment covered by such Awards; provided that with respect to any Grantee, such waiver shall not apply unless he or she also has a Change in Control Termination.

(b)	Alternative Treatment

Notwithstanding the forgoing, the Board may, in connection with any Change in Control, provide with respect to the treatment of each outstanding Award (either separately for each Award (or portion of Award) or uniformly for all Awards), for any combination of the following:

(i)	any or all outstanding Options and SARs shall become vested and immediately exercisable, in whole or in part, and any Option or SAR that is not exercised as of the date of the Effective Time (including any Option or SAR that is not exercisable as of such date) shall be canceled for no consideration;

(ii)	any Option or SAR shall be assumed by the surviving or successor company or canceled in exchange for substitute stock options or stock appreciation rights in a manner consistent with the requirements of Treas. Reg. § 1.409A-1(b)(5) (v)(D), in the case of a Non-Qualified Stock Option or SAR, and Treas. Reg. § 1.424-1(a), in the case of an Incentive Stock Option; any substitute stock option or stock appreciation right shall be vested to the extent the assumed Option or SAR was vested and, to the extent unvested, shall be subject to the same vesting schedule;

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(iii)	any Option or SAR shall be canceled in exchange for cash and/or other substitute consideration with a value equal to (A) the number of Shares subject thereto, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control or the per share consideration payable to the Company’s stockholders in the Change in Control (such per share consideration, the “Transaction Consideration”) and the strike price per Share of that Option or SAR; provided, that if the Fair Market Value per Share on the date of the Change in Control or the Transaction Consideration does not exceed such strike price, the Administrator may cancel that Option or SAR without any payment of consideration therefor;

(iv)	any Restricted Stock or Restricted Stock Unit shall be assumed by the successor corporation or canceled in exchange for restricted stock or restricted stock units in respect of the capital stock of any successor corporation;

(v)	any Restricted Stock shall be redeemed for cash and/or other substitute consideration with a value equal to (i) the Fair Market Value of an unrestricted Share on the date of the Change in Control or (ii) the Transaction Consideration;

(vi)	any Restricted Stock Unit shall, subject to Section 16(b) (Section 409A), be canceled in exchange for cash and/or other substitute consideration with a value equal to (i) the Fair Market Value per Share on the date of the Change in Control or (ii) the Transaction Consideration; and/or

(vii)	to the extent allowed under applicable law, such other modifications, substitutions, adjustments, or amendments to outstanding Awards or the Plan as the Administrator deems necessary or appropriate to maintain and protect the rights and interests of Grantees upon or following the Change in Control.

(c)	Subject to section 409A of the Code, in the event that an Award is treated as provided for in Section 12(b)(iii), Section 12(b)(v), or Section 12(b)(vi), such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Grantee’s continued service; provided, that the vesting schedule shall not be less favorable to the Grantee than the schedule under which the Award would have become vested or exercisable. For this purpose, the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(d)	In taking any of the actions permitted under this Section 12 (Change in Control), the Administrator shall not be obligated to treat all Grantees, all Awards, all Awards held by a Grantee, all portions of a single Award, or all Awards of the same type identically. Any substitute consideration issued to a Grantee pursuant to this Section 12 (Change in Control) may include, to the extent determined by the Administrator, the right to receive consideration payable in the Change in Control after the closing (e.g., in respect of an earn-out or escrow release); provided, that, except to the extent the Administrator determines otherwise, any substitute consideration will be structured to avoid adverse tax consequences under section 409A of the Code (including pursuant to Treas. Reg. § 1.409A-3(i)(5)(iv)).

(e)	As a condition to the receipt of an Award under this Plan, a Grantee will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Change in Control involving the Company, including a provision for the appointment of a stockholder representative that is authorized to act on the Grantee’s behalf with respect to any escrow, indemnities, and/or contingent consideration.

13.	Dissolution or Liquidation

Notwithstanding Section 12 (Change in Control), in the event of the winding up, dissolution, or liquidation of the Company, the Administrator will notify each Grantee, to the extent practicable, prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or settled, an Award will terminate immediately prior to the consummation of such transaction, unless otherwise determined by the Administrator.

14.	Effective Date and Term of Plan; Stockholder Approval

(a)	Effective Date and Term of Plan

The Plan shall become effective as of the Effective Date, subject to the approval of the Company’s stockholders within one year of the Effective Date, and shall continue in effect until the day immediately preceding the ten-year anniversary of the earlier of (i) the date the Board adopts the Plan or (ii) the date the Company’s stockholders approve the Plan, unless sooner terminated.

(b)	Stockholder Approval

No Option or SAR granted under the Plan may be exercised, no Shares shall be issued under the Plan, and no Restricted Stock Unit shall be settled, until the Plan is approved by the Company’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, then all Awards previously granted under the Plan shall immediately and automatically terminate and cease to be outstanding, and no further Awards shall be granted under the Plan.

15.	Amendment, Suspension, or Termination of the Plan

(a)	General

Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan, in whole or in part; provided, that the Board shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with applicable law, rule, or regulation, including the rules of the New York Stock Exchange (so long as

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the Company is a listed company on such exchange). In addition, in no event shall an amendment increase the maximum number of Shares with respect to which Awards may be granted under the Plan without stockholder approval.

(b)	Limitation on Grants of Awards

No Award may be granted during any suspension of the Plan or after termination or expiration of the Plan, but Awards previously granted may extend beyond that date.

(c)	No Effect on Outstanding Awards

Except as set forth in Section 14(b) (Stockholder Approval), no suspension or termination of the Plan shall materially adversely affect any rights under Awards outstanding at the time of such suspension or termination.

16.	Miscellaneous

(a)	No Employment or Services Rights; Other Compensation and Benefits

(i)	The Plan (nor any other document related to the Plan or to any Award) shall not confer upon any Grantee any right to employment or service with the Company or any Subsidiary or Parent, nor shall it interfere in any way with the right of the Company or any Subsidiary or Parent to change any Grantee’s compensation or other benefits or terminate the Grantee’s employment or service at any time and for any reason, with or without cause.

(ii)	The amount of any compensation deemed to be received by a Grantee pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which the Grantee is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary or Parent, including under any bonus, pension, profit-sharing, life insurance, salary continuation, or severance benefits plan, except to the extent specifically provided by the terms of any such plan. Nothing in the Plan shall limit or be deemed to limit the authority of the Company, the Board, or the Administrator to grant awards or authorize any other compensation, with or without reference to the Stock, under any other plan or authority.

(b)	Section 409A

(i)	It is intended that the provisions of the Plan avoid the adverse consequences under section 409A of the Code, and all provisions of the Plan and Award Agreements shall be construed and interpreted in a manner consistent with that intent.

(ii)	No Grantee, or creditors, or beneficiaries of a Grantee, shall have the right to subject any deferred compensation (within the meaning of and subject to section 409A of the Code) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment, except as required by applicable law. Except as permitted under section 409A of the Code, any deferred compensation (within the meaning of and subject to section 409A of the Code) payable to any Grantee or for the benefit of any Grantee under the Plan may not be reduced by, or offset against, any amount owing by any such Grantee to the Company or any Subsidiary or Parent.

(iii)	If an Award is subject to section 409A of the Code and payment is due upon a termination of employment, payment shall be made upon a separation from service within the meaning of section 409A of the Code.

(iv)	If, at the time of a Grantee’s separation from service (within the meaning of section 409A of the Code), (i) such Grantee is a specified employee (within the meaning of section 409A of the Code), and (ii) an amount payable pursuant to an Award constitutes nonqualified deferred compensation (within the meaning of section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in section 409A of the Code in order to avoid taxes or penalties under section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, on the first day of the seventh month following such separation from service.

(v)	Notwithstanding any provision of the Plan to the contrary, the Administrator reserves the right to make amendments to any Award as the Administrator deems necessary or desirable to avoid the imposition of taxes or penalties under section 409A of the Code. In any case, a Grantee shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Grantee or for a Grantee’s account in connection with an Award (including any taxes and penalties under section 409A of the Code), and neither the Company nor any Subsidiary or Parent, or any other person or entity, shall have any obligation to indemnify or otherwise hold such Grantee harmless from any or all of such taxes or penalties.

(c)	Parachute Limitations

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary or Parent, except an agreement, contract, or understanding that expressly addresses section 280G of the Code or section 4999 of the Code (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee, whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for

McCORMICK & COMPANY, INCORPORATED • 2022 Proxy Statement	A-15

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the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in section 280G(c) of the Code, any Award held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vest, receive payment, or receive any other benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”); and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

If the receipt of any such right to exercise, vest, receive payment, or receive any other benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any other Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding paragraph, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any other Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed a Parachute Payment, except that, in exercising such discretion, the following ordering rules shall apply: (1) the Grantee shall be required to designate from among all rights, payments, or benefits that are not subject to section 409A of the Code (other than Options or any other rights, payments, or benefits that do not reduce the value of the Parachute Payment on at least a dollar-for-dollar basis) first; (2) any right, payment, or benefit that is subject to section 409A of the Code and reduces the value of the Parachute Payment on at least a dollar-for-dollar basis shall be reduced or eliminated next, in reverse order of expected payment date; and (3) any other right, payment or benefit shall be reduced or eliminated last, in reverse order of expected payment date.

(d)	Disclaimer of Liability

Neither the Company nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in good faith under the Plan or for the failure of an Award (or action in respect of an Award) to satisfy Code requirements as to incentive stock options or to realize other intended tax consequences; for the failure of an Award to qualify for exemption or relief under Rule 16b-3; or to comply with any other law, compliance with which is not required on the part of the Company.

(e)	Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to the portion of any Award that has not been exercised and any payments in cash, Shares, or other consideration not received by a Grantee, a Grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly so determine in connection with any Award. None of the Company, the Board, or the Committee shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. None of the Company, the Board, or the Committee shall be deemed to be a trustee of any amounts to be paid or securities to be issued under the Plan.

(f)	Notices, Signature, and Delivery

Whenever a signature, acceptance, notice, or delivery of a document is required or appropriate under the Plan or pursuant to an Award Agreement, signature, acceptance, notice, or delivery may be accomplished by paper or written format, by electronic means, or by default. If electronic means are used for the signature, acceptance, notice, or delivery of a document hereunder, the electronic record or confirmation of that signature, acceptance, notice, or delivery maintained by or on behalf of the Committee shall for purposes of the Plan and any applicable Award Agreement be treated as if it was a written signature, acceptance, or notice and was delivered in the manner provided herein for a written document. Similarly, to the extent that acceptance of a document occurs by default, the Administrator’s failure to receive a rejection or opting out of a document shall for purposes of the Plan and any applicable Award Agreement be treated as if it was a written acceptance delivered in the manner provided herein for a written document.

(g)	Recoupment; Clawback

Except as otherwise provided by the Administrator in an applicable Award Agreement, the Grantee shall be required to forfeit to the Company any outstanding Awards if the Grantee takes any action in violation or breach of, or in conflict with this Plan, any Award Agreement (including any restrictive covenants included therein), any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any of its affiliates, or any confidentiality obligation with respect to the Company or any of its affiliates or otherwise in competition with the Company or any of its affiliates. The Company shall annul each then outstanding Award if the Grantee is an employee of the Company or any of its affiliates and is terminated for Cause.

McCORMICK & COMPANY, INCORPORATED • 2022 Proxy Statement	A-16

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Furthermore, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and any Grantee who knowingly engaged in the misconduct, was grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct or was grossly negligent in failing to prevent the misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the public issuance or Exchange Act filing (whichever first occurred) of the financial document that contained such material noncompliance.

Notwithstanding any other provisions in this Plan to the contrary, to the fullest extent permitted by applicable law, the Company may effectuate any other right of recoupment of equity or other compensation in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Grantee may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. In addition, any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the participant is, or in the future becomes, subject to any law, rule, regulation, or stock exchange listing standard that imposes mandatory recoupment, under circumstances set forth in such law, rule, regulation or listing standard.

(h)	Construction

Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. All references to sections of the Code shall include the relevant Treasury Regulation(s) thereunder, any successor to such regulation(s), and any Internal Revenue Service guidance that has been or may be promulgated thereunder from time to time. The word “include” shall mean to include, but not to be limited to.

(i)	Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other business combination, of all or substantially all of the business and/or assets of the Company.

(j)	Severability

If any provision of the Plan or any Award is, becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Grantee, such provision shall be construed or deemed amended to conform with applicable law, or if the provision cannot be so construed or deemed amended without, in the sole discretion of the Administrator, materially altering the intent of the Plan or the Award, such provision shall be severed as to the jurisdiction or the Grantee and the remainder of the Plan and any such Award shall remain in full force and effect.

(k)	Governing Law

The validity and construction of the Plan and any Award Agreements thereunder shall be governed by the laws of the State of Maryland, excluding any conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of any provision of the Plan or an Award Agreement to the substantive law of another jurisdiction.

(l)	Beneficiaries

Unless stated otherwise in an Award Agreement, a Grantee may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Grantee’s death. If no beneficiary was designated or if no designated beneficiary survives the Grantee, the designated beneficiary shall be the Grantee’s estate and after a Grantee’s death any vested Award(s) shall be transferred or distributed to the Grantee’s estate.

McCORMICK & COMPANY, INCORPORATED • 2022 Proxy Statement	A-17

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McCormick is proud of our Purpose:
To Stand Together for the Future of Flavor,
which complements our vision:

As a global leader in flavor, we know flavor is foundational to our food and our shared future. Through our work, we focus on the needs of all our stakeholders, growing value for both our business and our world. Our purpose is not just to sell our delicious products- but to strengthen the **people, communities and planet** we serve.

We're standing together for the future of flavor because we believe that flavor's greatest potential lies ahead.

www.mccormickcorporation.com
Follow us on social media!

@McCormickCorp @McCormickCorp @McCormick & Company

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MCCORMICK & COMPANY, INCORPORATED
ATTN: INVESTOR SERVICES
24 SCHILLING ROAD, SUITE 1
HUNT VALLEY, MD 21031

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on March 29, 2022 for shares held directly and by 11:59 p.m. Eastern Time on March 25, 2022 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MKC2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on March 29, 2022 for shares held directly and by 11:59 p.m. Eastern Time on March 25, 2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to McCormick & Company, Incorporated, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D64267-P65127 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MCCORMICK & COMPANY, INCORPORATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE LISTED NOMINEES.

1. ELECTION OF DIRECTORS

Nominees:	**For**	**Against**	**Abstain**
1a. A. L. Bramman	☐	☐	☐
1b. M. A. Conway	☐	☐	☐
1c. F. A. Hrabowski, III	☐	☐	☐
1d. L. E. Kurzius	☐	☐	☐
1e. P. Little	☐	☐	☐
1f. M. D. Mangan	☐	☐	☐
1g. M. G. Montiel	☐	☐	☐
1h. M. M. V. Preston	☐	☐	☐
1i. G. M. Rodkin	☐	☐	☐
1j. J. Tapiero	☐	☐	☐
1k. W. A. Vernon	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.	**For**	**Against**	**Abstain**
2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.	**For**	**Against**	**Abstain**
3. ADVISORY VOTE ON EXECUTIVE COMPENSATION.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.	**For**	**Against**	**Abstain**
4. APPROVAL OF 2022 OMNIBUS INCENTIVE PLAN.	☐	☐	☐

NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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McCORMICK & COMPANY, INCORPORATED
ANNUAL MEETING OF STOCKHOLDERS
Wednesday, March 30, 2022

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on March 30, 2022:
The 2022 Notice of Annual Meeting and Proxy Statement, 2021 Annual Report to Stockholders and proxy card are available at www.proxyvote.com.

D64268-P65127

McCORMICK & COMPANY, INCORPORATED **proxy**

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lawrence E. Kurzius and Jeffery D. Schwartz and each of them, the proxies of the undersigned, with several powers of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on March 30, 2022, and at any and all adjournments thereof, in accordance with the following ballot and in accordance with their best judgment in connection with such other business as may properly come before the Annual Meeting. Shares of Common Stock held under The McCormick 401(k) Retirement Plan ("Plan") will be voted in accordance with procedures established under the Plan to provide for the confidentiality of information relating to the exercise of voting and similar rights by participants. Absent specific instructions, such shares will be voted in the manner set forth below, in accordance with the terms of the Plan document.

IN THE ABSENCE OF SPECIFIC INSTRUCTIONS APPEARING ON THE PROXY, PROXIES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, FOR THE APPROVAL OF THE 2022 OMNIBUS INCENTIVE PLAN AND IN THE BEST DISCRETION OF THE PROXIES ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING ANY ADJOURNMENT.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1, FOR ITEM 2, FOR ITEM 3 & FOR ITEM 4.

Continued and to be signed on reverse side